Registration Nos. 033-44909
					  811-06520

	SECURITIES AND EXCHANGE COMMISSION
	      WASHINGTON, DC 20549

		   FORM N-1A


	REGISTRATION STATEMENT UNDER THE
	    SECURITIES ACT OF 1933	  	[ ]


	Pre-Effective Amendment No. __	  	[ ]

	Post-Effective Amendment No. 27		[X]
	and/or

	REGISTRATION STATEMENT UNDER THE
	 INVESTMENT COMPANY ACT OF 1940	  	[ ]


	     Amendment No. 29		  	[ ]


	(Check appropriate box or boxes)


		MANAGERS TRUST I
		================

	(Exact Name of Registrant as
           Specified in Charter)


	800 Connecticut Avenue,
	Norwalk, Connecticut 06854

	(Address of Principal Executive
	        Offices)


	    1-(800) 252-0682

	(Registrant's Telephone Number,
           including area code)


		Donald S. Rumery
	       The Managers Funds
	       800 Connecticut Avenue
	       Norwalk, CT 06854


	Copy to: Philip H. Newman, P.C.
		  Goodwin Procter LLP
		   Exchange Place
		Boston, MA 02109-2881

	(Name and Address of Agent
            for Service)


	As soon as practicable after the
	effective date of this Registration
	Statement

 (Approximate Date of Proposed Public Offering)



It is proposed that this filing will become effective (check appropriate box):



[ ]	Immediately upon filing pursuant to	[ ]	On (date) pursuant to paragraph (b)
        paragraph (b)

[ ]	60 days after filing pursuant to 	[ ]	On (date) pursuant to paragraph
        paragraph (a)(1)				(a)(1)

[x]	75 days after filing pursuant to	[ ]     On (date) pursuant to paragraph
	(a)(2) of Rule 485				(a)(2) of Rule 485



If appropriate, check the following box:

[ ]	This post-effective amendment designates
        a new effective date for a previously
        filed post-effective amendment.

		MANAGERS TRUST I
		================

	MANAGERS FREMONT GLOBAL FUND
	----------------------------
    MANAGERS INTERNATIONAL GROWTH FUND
    ----------------------------------
      MANAGERS STRUCTURED CORE FUND
      -----------------------------
          MANAGERS SMALL CAP FUND
          -----------------------
     MANAGERS FREMONT MICRO-CAP FUND
     -------------------------------
MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND
---------------------------------------------
         MANAGERS REAL ESTATE FUND
         -------------------------
        MANAGERS FREMONT BOND FUND
        --------------------------
MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND
----------------------------------------------
        FREMONT MONEY MARKET FUND
        -------------------------



		PROSPECTUS
		----------

	      JULY __, 2004
	      -------------


          Access to Excellence
	  --------------------

        The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

		TABLE OF CONTENTS
		=================

RISK/RETURN SUMMARY			1
-------------------
   KEY INFORMATION	                1
   PERFORMANCE SUMMARY	                7
   FEES AND EXPENSES	                7

SUMMARY OF THE FUNDS	                9
--------------------
   MANAGERS TRUST I	                9

MANAGERS FREMONT GLOBAL FUND	       10
----------------------------

MANAGERS INTERNATIONAL GROWTH FUND     12
----------------------------------

MANAGERS STRUCTURED CORE FUND	       14
-----------------------------

MANAGERS SMALL CAP FUND	               16
-----------------------

MANAGERS FREMONT MICRO-CAP FUND	       19
-------------------------------

MANAGERS FREMONT INSTITUTIONAL
 MICRO-CAP FUND	                       21
------------------------------

MANAGERS REAL ESTATE FUND	       23
-------------------------

MANAGERS FREMONT BOND FUND	       25
--------------------------

MANAGERS CALIFORNIA INTERMEDIATE
 TAX-FREE FUND	                       28
--------------------------------

MANAGERS FREMONT MONEY MARKET FUND     30
----------------------------------

ADMINISTRATIVE SERVICES	               31
-----------------------

MANAGERSCHOICE(R)		       31
---------------
   MANAGERSCHOICE(R)PROGRAM	       31

ADDITIONAL PRACTICES/RISKS	       32
--------------------------
   OTHER SECURITIES AND INVESTMENT
    PRACTICES	                       32
   A FEW WORDS ABOUT RISK	       34

ABOUT YOUR INVESTMENT	               36
---------------------
   YOUR ACCOUNT	                       36
   HOW TO PURCHASE SHARES	       38
   HOW TO SELL SHARES	               39
   REDEMPTION FEES	               40
   INVESTOR SERVICES	               40
   OTHER OPERATING POLICIES	       41
   ACCOUNT STATEMENTS	               41
   DIVIDENDS AND DISTRIBUTIONS	       41
   TAX INFORMATION	               41
   DESCRIPTION OF INDICES	       43



			(i)

FOUNDED IN 1983, THE MANAGERS FUNDS OFFER
INDIVIDUAL AND INSTITUTIONAL INVESTORS THE
EXPERIENCE AND DISCIPLINE OF SOME OF THE WORLD'S
MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.


			(ii)

RISK/RETURN SUMMARY
===================

			KEY INFORMATION
			===============
This Prospectus contains important information for anyone interested in investing in Managers Fremont
Global Fund, Managers International Growth Fund,
Managers Structured Core Fund, Managers Small Cap
Fund, Managers Fremont Micro-Cap Fund, Managers
Fremont Institutional Micro-Cap Fund, Managers
Real Estate Fund, Managers Fremont Bond Fund,
Managers California Intermediate Tax-Free Fund or Fremont Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of Managers Trust I (the "Trust") and part of The
Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

It is currently contemplated that the Funds will participate in a tax-free reorganization (the
"Reorganization") of Fremont Global Fund, Fremont
International Growth Fund, Fremont Structured Core
Fund, Fremont U.S. Small Cap Fund, Fremont U.S.
Micro-Cap Fund, Fremont Institutional U.S. Micro-
Cap Fund, Fremont Real Estate Securities Fund,
Fremont Bond Fund, Fremont California Intermediate
Tax-Free Fund and Fremont Money Market Fund
(each a "Predecessor Fremont Fund" and collectively the "Predecessor Fremont Funds") into Managers
Fremont Global Fund, Managers International Growth
Fund, Managers Structured Core Fund, Managers
Small Cap Fund, Managers Fremont Micro-Cap Fund,
Managers Fremont Institutional Micro-Cap Fund,
Managers Real Estate Fund, Managers Fremont Bond
Fund, Managers California Intermediate Tax-Free
Fund and Fremont Money Market Fund, respectively.
The Reorganization is subject to approval by the shareholders of each Predecessor Fremont Fund and is expected to become effective on or about __________
__, 2004. The Funds will not commence operations until the effective date of the Reorganization.


Summary of the Goals, Principal Strategies and
Principal Risk Factors of the Funds
----------------------------------------------

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


Fund				Goal			Principal Strategies		Principal Risk Factors
----				----			--------------------		----------------------

Managers Fremont Global Fund    Maximization of total   Prudent asset allocation	Credit Risk
----------------------------    return                  among stocks, bonds 		Currency Risk
                                                        (including inflation-		Economic Risk
							linked bonds)			Emerging Markets Risk
							and cash (including  		Foreign Securities Risk
							stock and bond index		Intelligence Risk
							futures)			Interest Rate Risk
											Market Risk
							Global diversification		Political Risk
											Price Risk
							Invests in growth and
							value stocks of all
							market capitalizations
							and bonds rated
							investment grade with
							an average
							duration between four
                                                        and seven years


Managers International 		Long-term capital 	Invests at least 80% 		Currency Risk
 Growth Fund 			appreciation 		of its net assets in 		Economic Risk
----------------------					international stocks 		Emerging Markets Risk
											Foreign Securities Risk
							Invests primarily in 		Intelligence Risk
							developed countries, 		Market Risk
							but may invest to some 		Political Risk
							extent in emerging 	        Price Risk
							markets

							Seeks investments in
							companies with the
							potential for long-
							term growth of
							earnings and/or cash
							flow as well as
							companies expected
							to exhibit rapid
							growth over shorter
							periods


Managers Structured  		Long-term capital 	Invests principally in 		Economic Risk
 Core Fund    			appreciation		the Invests stocks of 		Intelligence Risk
-------------------					large U.S. companies		Market Risk






											Price Risk
							Normally invests at
							least 65% of its total
							assets in large cap
							stocks

							Seeks investments in
							companies with
							superior growth prospects
							that are also good values


Managers Small Cap Fund		Long-term capital 	Invests principally in 		Intelligence Risk
-----------------------		appreciation		common and preferred 		Liquidity Risk
							stocks of U.S. small cap 	Market Risk
							companies; "small cap 		Price Risk
							companies" generally 		Small Capitalization
							have market capitalizations 	 Stock Risk
							of between $50 million and
							$1.5 billion at the time of
							initial purchase

							Invests at least 80% of its
							net assets in the stocks of
							U.S. small cap companies

							Seeks investments in growing
							companies that are selling
							reasonable valuations that
							management believes have the
							potential to appreciate in
							price by 25-50% within
							the next 12-18 months


Managers Fremont Micro-Cap 	Long-term capital 	Invests principally in stocks 	Intelligence Risk
Fund				appreciation		of U.S. micro-cap companies;	Liquidity Risk
---------------------------				"micro-cap companies" have 	Market Risk
							market capitalizations that,    Micro-Capitalization
							at the time of initial 		Stock Risk
							purchase, place them among 	Price Risk
							the smallest 5% of companies
							on U.S. exchanges or in the
							over-the-counter market

							Invests at least 80% of its
							net assets in U.S. micro-cap
							stocks

							Seeks investments in small,
							relatively unknown companies
							that exhibit the potential to
							become much larger and more
							successful



Managers Fremont 		Long-term capital	Invests at least 80% of its	Intelligence Risk
Institutional Micro-Cap 	appreciation		net assets in U.S. micro-cap 	Liquidity Risk
Fund 							stocks				Market Risk
-----------------------									Micro-Capitalization
							Seeks investments in small, 	 Stock Risk
							relatively unknown companies 	Price Risk
							that exhibit the potential to
							become much larger and more
							successful


Managers Real Estate Fund	Combination of 		Invests in stocks of 		Credit Risk
-------------------------	income and long-term 	companies principally engaged	Intelligence Risk
				capital appreciation    (derive at least 50% of their 	Interest Rate Risk
							revenue or have at least 50% 	Market Risk
							of their assets) in the real 	Non-Diversified Fund
							estate industry, including 	 Risk
							Real Estate Investment Trusts 	Sector Risk
							(REITs)

							Invests at least 80% of its
							assets in companies principally
							engaged in the real estate
							industry, including REITs



Managers Fremont Bond Fund	Maximize total 		Invests principally in		Credit Risk
--------------------------	return consistent 	fixed-income instruments	Intelligence Risk
				with the preservation  	such as corporate, mortgage-	Interest Rate Risk
				of capital		backed, international and	Foreign Securities Risk
							government bonds



				2



							Invests at least 80% of
							its net assets in
							fixed-income instruments

							May also invest in derivatives
							such as options, futures,
							contracts or swap agreements

							Invests primarily in securities
							rated investment grade (Baa/BBB
							or better) by Moody's or Standard
							& Poor's, or those of comparable
							quality



Managers California 		Income free from both	Invests principally in		Credit Risk
Intermediate Tax-Free Fund	Federal income taxes 	intermediate-term 		Intelligence Risk
--------------------------	and California state 	California municipal		Interest Rate Risk
		 		income taxes		bonds				Market Risk
											Non-Diversified Fund
							Invests at least 80% 		 Risk
							of its assets in
							intermediate-term
							California municipal

							Invests in securities that
							have a quality rating
							comparable to the four highest
							ratings categories or Moody's
							or Standard & Poor's.

							Invests in intermediate-term
							securities the average maturity
							of which is normally 3-10 years

							Designed for investors who are
							California residents


Managers Fremont 		Maximize current 	Invests principally 		Market Risk
Money Market Fund	        income consistent 	in high quality short-
				with preservation	term money market
				of capital and 		instruments with
				liquidity		maturities of 397 day
							or less and which
							are rated in the top
							rating category by at
							least two nationally
							recognized statistical
							rating organizations


Principal Risk Factors
----------------------
All investments involve some type and level of risk.
Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk
-----------
The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's
Investors Services, Inc. and Standard & Poor's
Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.
Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Currency Risk
-------------
The value of foreign securities in an investor's home currency depends both upon the price of the securities and the exchange rate of the currency.
Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar.
Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk
-------------
The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk
---------------------
Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves.
In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign Securities Risk
-----------------------
Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts or similar instruments involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S.
issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries.
Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Intelligence Risk
-----------------
Intelligence risk is a term created by The Managers
Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios.
Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate Risk
------------------
Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

Duration is the weighted average time (typically quoted in years) to the receipt of cash flows
(principal + interest) for a bond or portfolio.
It is used to evaluate such bond or portfolio's interest rate sensitivity.

Liquidity Risk
--------------
This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S.
Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk
-----------
Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market luctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Micro-Capitalization Stock Risk
-------------------------------
Micro-capitalization companies are companies that have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies on U.S. exchanges or in the over-the-counter market. Such companies have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in micro-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk
-------------------------
A Fund which is "non-diversified" can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk
--------------
Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Price Risk
----------
As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.
Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small Capitalization Stock Risk
-------------------------------
Small capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies.
These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.
For these and other reasons, a Fund with investments in small capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

		PERFORMANCE SUMMARY
		===================

Because each Fund has not commenced operations, it has no performance to report.


		FEES AND EXPENSES
		=================

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from
 your investment)
-----------------------------------------

Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of the offering price)	   None

Maximum Deferred Sales
 Charge (Load)                             None

Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends and Other
 Distributions	                           None

Redemption Fee* (Managers International
 Growth Fund)**				   2%



	Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
---------------------------------------------




										Total
									       Annual
						Administration 			Fund 		Fee Waiver
		Management       Distribution    & Shareholder	 Other 	      Operating       and/or Expense	  Net
		Fees 		(12b-1) Fees	Servicing Fees	Expenses      Expenses	       Reimbursement	Expenses
		--------------------------------------------------------------------------------------------------------

Managers
Fremont
Global Fund	0.60%		0.00%		0.25%		0.14%		%		N/A		N/A

Managers
International
Growth Fund (1)	1.00%		0.00%		0.25%		0.13%		%		%		%

Managers
Structured
Core Fund	0.35%		0.00%		0.25%		0.22%		%		N/A		N/A

Managers Small
Cap Fund (1)	1.00%		0.00%		0.25%		0.32%		%		%		%

Managers
Fremont Micro-
Cap Fund (1)	1.00%		0.00%		0.25%		0.29%		%		%		%

Managers
Fremont
Institutional
Micro-Cap
Fund		1.00%		0.00%		0.25%		0.09%		%		%		%

Managers
Real
Estate
Fund (1)        0.85%		0.00%		0.25%		0.57%		%		%		%

Managers
Fremont
Bond Fund (1)	0.40%		0.00%		0.25%		0.09%		%		%		%

Managers
California
Intermediate
Tax-Free
Fund		0.40% 1st 	0.00%		0.25%		0.22%		%		%		%
		$25m
		0.35% next
		$25m
		0.30% next
		$50 m
		0.25% next
		$50 m
	    0.20% in excess
		of $150m

Fremont
Money Market
Fund		0.30% 1st 	0.00%		0.15%		0.08%		%		N/A		N/A
		$50 m
	    0.20% in excess
	        of $50 m




* The Transfer Agent charges a $10 service fee on wire redemptions from all Funds.

** This 2% Redemption Fee applies only to shares of the Managers International Growth Fund redeemed within 30 days of purchase.

(1) The Managers Funds LLC has contractually agreed, through at least _______ __, 200_, to limit Total Annual
Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Funds in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund's contractual expense limitation, The Managers Funds LLC may recover from the Funds fees waived and expenses paid to the extent that the Fund's Total Annual Fund Operating
Expenses do not exceed that Fund's contractual expense limitation amount. More detailed information is available under the heading "Portfolio Management of the Fund" for each Fund.

WHAT IS THE MANAGEMENT FEE?
---------------------------
The Management Fee is the fee paid to The Managers
Funds LLC, the investment manager to the Funds, a portion of which it pays to each Fund's subadvisor(s).

Example
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



					1 Year		3 Years		5 Years		10 Years
					------		-------		-------		--------

Managers Fremont Global Fund		$		$		$  		 $
Managers International Growth Fund	$		$		$   		 $
Managers Structured Core Fund 		$		$		$   		 $
Managers Small Cap Fund			$		$		$   		 $
Managers Fremont Micro-Cap Fund		$		$		$   		 $
Managers Fremont Institutional
Micro-Cap Fund				$		$		$		 $
Managers Real Estate Fund 		$		$		$		 $
Managers Fremont Bond Fund		$		$		$		 $
Managers California Intermediate
 Tax-Free Fund				$		$		$		 $
Fremont Money Market Fund		$		$		$		 $



The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS
====================

			MANAGERS TRUST I
			================
Managers Trust I is part of the Managers Funds Family of Funds comprised of different mutual funds, each having distinct investment objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager" or "TMF"), located at 800 Connecticut Avenue,
Norwalk, CT 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc.
located at 600 Hale Street, Prides Crossing, MA
01965. TMF serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. ("MDI" or the
"Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor.
MDI receives no compensation from the Funds for its services as distributor.

More information on each Fund's investment strategies and holdings can be found in the current Statement of Additional Information.

WHAT AM I INVESTING IN?
-----------------------
You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

MANAGERS FREMONT GLOBAL FUND
============================

FUND FACTS
==========

Objective:		Maximization of total return
----------

Investment Focus:	U.S. and international
-----------------	  stocks, bonds and
			  short-term securities

Benchmark Indices:	MSCI EAFE Index
------------------      S&P 500 Index
       			Citigroup Non-U.S.
                          Government Bond Index
        		Lehman Brothers
                          Intermediate
                          Government/Credit
                          Bond Index


Objective
---------

The Fund's objective is to maximize total return.
The Fund seeks to achieve its objective while reducing risk by investing in U.S. and international stocks, bonds and short-term securities.

Principal Investment Strategies
-------------------------------

The Fund intends to meet its objective by prudent asset allocation among stocks, bonds (including inflation-linked bonds) and cash (including stock and bond index futures), and through global diversification. The Fund invests in growth and value stocks of all market capitalizations and bonds rated investment grade (Baa/BBB or better) with an average duration between four and seven years. Duration measures how bond prices change in response to interest rate changes.

Normally, the Fund will invest in at least three countries, including the United States.

To determine the allocation to each asset class, the Fund's subadvisors:

	* Develop global economic and financials forecasts.

	* Examine financial market valuations to determine the most advantageous mix of stocks, bonds and cash.

Each portfolio manager selects individual securities based on intensive quantitative and fundamental analysis.

The Fund's subadvisors will normally sell a security when it no longer represents good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

The Fund is designed for investors who are willing to accept the risks of investing in both domestic and foreign securities. Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

Investing in any foreign or domestic stock, including stock index futures, carries a degree of risk.
Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States.
Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Several factors may affect the Fund's investments in bonds or bond index futures; these include:
changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions.
Generally, when interest rates rise, the value of a bond will fall. These factors may lower the values of individual bonds or the entire bond portfolio.

Additionally, although inflation-linked bonds seek to perform well in periods of high or rising inflation, in periods of low or flat inflation, they may generate lower returns than traditional bonds.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------

        This Fund may be suitable if you:
		  ---

	* Seek an all-in-one mutual fund that
	  invests in stocks, bonds and short-term
	  securities from around the world.

	* Seek both growth and income and are
          willing to accept the risks of investing in both domestic and foreign securities.

	* Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:
		  -------

	* Are seeking stability of principal.

	* Are investing with a shorter time horizon in mind.

	* Are uncomfortable with stock market risk and the risks of investing in foreign securities.


	PORTFOLIO MANAGEMENT OF THE FUND
	================================

Five subadvisors manage portions of the Fund, each with a specific investment focus: Armstrong
Shaw Associates, Inc.; First Quadrant, L.P.;
Jarislowsky, Fraser Limited; Kern Capital
Management LLC; and Northstar Capital Management,
Inc.

[ADD MORE INFORMATION ABOUT EACH SUBADVISOR'S
INVESTMENT FOCUS.]

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager") of
0.60% of the average daily net assets of the Fund.
The Investment Manager, in turn, pays a portion of this fee to each of the five subadvisors.

MANAGERS INTERNATIONAL GROWTH FUND
==================================

FUND FACTS
==========

Objective:		Long-term capital
----------		appreciation

Investment Focus:	International stocks
-----------------

Benchmark:		MSCI EAFE Index
----------

Objective
---------
The Fund's objective is to achieve long-term capital appreciation. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
The Fund invests primarily in common international stocks. The Fund's subadvisor focuses its investments on stocks of international companies that possess superior growth prospects and are reasonably priced at the time of purchase.
Although the Fund invests primarily in developed countries, it may invest to some extent in emerging markets.

Normally, the Fund's subadvisor will invest at least 90% of the Fund's total assets in securities of issuers based outside the U.S. The Fund invests primarily in mid to large capitalization foreign stocks and will generally include investments in at least three countries outside the U.S. As of December 31, 2003, the median market capitalization of the companies held by the Predecessor Fremont
Fund (Fremont International Growth Fund) was
$31.9 billion.

The Fund's subadvisor uses a fundamental, bottom-up stock selection process that focuses on the following four criteria:

	* The company's industry should be growing faster than the global GDP.

	* The company should have sounds financials, a clear business plan, and offer products or services that will allow the Fund management team to forecast earnings for three to five years.

	* The company should have proven leaders with successful track records.

	* The company's stock should be selling at acceptable valuation relative to current and historical growth rates, industry growth rate, and its peer group.

The Fund's subadvisor will normally sell a security when the company's growth rate is threatened, current valuation levels cannot be justified by future growth, or valuation exceeds short-term prospects.

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks.
These risks include changing market conditions, economic and political instability, and changes in currency exchange rates. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States.
Underdeveloped and developing countries have a greater risk of political and economic instability, which may cause the Fund's investments to exhibit greater price movement and may be harder to sell than investments in more developed markets.

Investments in securities of medium size companies involve greater risk of loss than larger companies, and their prices can change more frequently and dramatically.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary efensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------

        This Fund may be suitable if you:
		  ---

	* Are seeking to diversity into stocks
	  based outside the U.S.

	* Seek long-term growth of capital and
          are willing to accept the risks of
          investing in foreign stocks.

        * Have an investment time horizon
          of five years or more.

        This Fund may not be suitable if you:
		  -------
	* Are seeking stability of principal.

	* Are investing with a shorter time
	  horizon in mind.

	* Are uncomfortable with stock market
	  risk and the risks of investing in
          foreign stocks.


	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund is managed by subadvisor Jarislowsky, Fraser Limited ("JFL"). JFL, founded in 1955, manages global assets for institutional and non-institutional clients. As of December 31, 2003, JFL managed over $33.6 billion in assets.

JFL's Investment Strategy Committee is
responsible for the portfolio management of the Fund. The Committee's members include: Len
Racioppo, CFA; Michel C. Brutti, CFA; F. Joseph
Sirdevan, CFA; D.S. (Kim) Kertland; Robert
MacFarland, CFA; Kim White, CFA; and Jacques
Nolin. The members of the Committee have an average of 20 years of investment experience.

The Fund is obligated by its investment
management contract to pay an annual management fee to The Managers Funds LLC (the "Investment
 Manager") of 1.00% of the average daily net assets of the Fund.

The Investment Manager, in turn, pays a portion of this fee to JFL.[The Managers Funds LLC (the
"Investment Manager") has contractually agreed, through at least _____ __, 200_, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed ___% of the Fund's net asset value, provided that the amount of fees waived will not exceed ___% of the Fund's net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed ___% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.]

MANAGERS STRUCTURED CORE FUND
=============================

FUND FACTS
==========

Objective:		Long-term capital
----------		appreciation


Investment Focus:	Stocks of large
-----------------	U.S. companies


Benchmark:		Russell 3000 Index
----------

Objective
---------
The Fund's objective is to achieve long-term capital appreciation.

Principal Investment Strategies
-------------------------------
The Fund invests primarily in the stocks of large
U.S. companies. As of December 31, 2003, the median market capitalization of the companies held by the Predecessor Fremont Fund (Fremont Structured
Cwill invest at least 65% of its total assets in these large cap stocks.

Will the help of quantitative analysis, the Fund's subadvisor seeks '"growth at a reasonable price,'" meaning it looks for companies with superior growth prospects that are also good values. Their goal is to provide investors with a core holding through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, the Fund's subadvisor:

	* Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing
	   approximately 98% of the U.S. market.

	* Identifies stocks that are relatively
	  inexpensive and have rising earnings
	  expectations and are well positioned
          to benefit from the current market
	  and economic environment.

	* Aims to keep the portfolio turnover
	  rate below the industry average over
	  the long-term.

The Fund's subadvisor will normally sell a security when:

	* It is no longer reasonably priced,

	* The market and economic environment
	  are no longer attractive, or

	* The stock substantially increases
	   portfolio risk relative to the market.

The Fund is designed for investors who understand the risks of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a general drop in U.S. stock prices. These changes may occur over long and short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

The Fund intends to purchase stocks for the long-term. However, sudden changes in the valuation, growth expectations, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------

        This Fund may be suitable if you:
		  ---

	* Are seeking an opportunity to add a
	  selection of large, high-quality U.S.
	  stocks to your portfolio.

	* Seek long-term growth of capital.

	* Have an investment time horizon of
          five years or more.

        This Fund may not be suitable if you:
                  -------

	* Are seeking stability of principal.

	* Are investing with a shorter time
          horizon in mind.

	*Are uncomfortable with stock
         market risk.


	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund's subadvisor is First Quadrant, L.P.
("First Quadrant").  First Quadrant, founded in
1998, provides asset management to corporations, endowments, foundations, high-net-worth individuals and public pension plans. As of December 31, 2003, First Quadrant, L.P. had
$11 billion under management.

The portfolio is co-managed by Christopher G.
Luck, CFA, Partner and Director of Equity
Portfolio Management, and R. Max Darnell,
Partner and Chief Investment Officer.  Mr.
Luck joined First Quadrant in 1995 as Director of Equity Management of its predecessor, First
Quadrant Corporation.  Mr. Darnell joined First
Quadrant in 1991 and has served as Partner, Chief Investment Officer and portfolio manager for the firm.

The Fund is obligated by its investment
management contract to pay an annual management fee to The Managers Funds LLC (the "Investment
Manager") of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First
Quadrant.

MANAGERS SMALL CAP FUND
=======================

FUND FACTS
==========

Objective:		Long-term capital
----------		appreciation

Investment Focus:	Equity securities of
-----------------	U.S. small cap companies

Benchmark:		Russell 2000 Growth Index
----------

Objective
---------
The Fund's objective is to achieve long-term capital appreciation.

Principal Investment Strategies
-------------------------------
The Fund invests primarily in the common and preferred stocks of U.S. small capitalization companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase.
Normally, the Fund will invest at least 80% of its net assets in the stocks of U.S. small capitalization companies. The Fund's policy of investing 80% of its net assets in U.S.
small capitalization companies may be changed only upon 60 days written notice to shareholders.
The Fund generally focuses on growing companies that are selling at attractive valuations.
The Fund's subadvisor is committed to keeping a small cap focus for the overall portfolio, but it is not obligated to sell a security that has appreciated beyond the small capitalization range.

The Fund's subadvisor utilizes a fundamental, bottom-up process to identify companies:

	* Which demonstrate consistent and
	  sustainable revenue and earnings growth
	  and offer distinct, sustainable
	  competitive advantages.

	* That have strong, experienced
	  management teams.

	* Whose stock is selling at reasonable
          valuations that the Fund's subadvisor
          believes have the potential to
          appreciate in price by 25-50% within
          the next 12 to 18 months.

The Fund's subadvisor diversifies the Fund's portfolio by applying sector and security weighting limitations. Generally, the Fund will not invest more than 5% of assets in any one security.

The Fund's subadvisor will normally sell a security when:

	* It no longer meets the Fund's investment criteria,

	* They believe the company issuing the
          security is unable to sustain a
          competitive advantage,

        * They anticipate a deterioration in the company's fundamentals, or

       	* They determine that the security is
          overvalued.

The Fund is designed for investors who are willing to accept the risks of investing in small company stocks. These risks include a relatively short earnings history, competitive conditions and a reliance on a limited number of products.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many small companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges.
Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments, and its shares, may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------

        This Fund may be suitable if you:
		  ---
	* Are seeking an opportunity to diversify your U.S. stock portfolio by investing in small U.S. stocks.

        * Seek long-term growth of capital.

 	* Have an investment time horizon of
          five years or more.

         This Fund may not be suitable if you:
		   -------

	* Are seeking stability of principal.

	* Are investing with a shorter time
          horizon in mind.

	* Are uncomfortable with stock market
          risk.

	* Are seeking current income.


	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund's subadvisor is TimesSquare Capital
Management, Inc. ("TimesSquare"). TimesSquare is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of December 31, 2003, TimesSquare managed over
$43.4 billion in assets.

The Fund is co-managed by Yvette C. Bockstein and Grant R. Babyak. Ms. Bockstein is a managing director and portfolio manager with over 37 years of investment experience. Prior to joining
TimesSquare as Managing Director and Portfolio
Manager in 2000, Ms. Bockstein served as a portfolio manager of Fiduciary Trust Company
International, which she joined in 1978.
Mr. Babyak is a managing director and portfolio manager with over 15 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company
International, which he joined in 1996.

The Fund is obligated by its investment
management contract to pay an annual management fee to The Managers Funds LLC (the "Investment
Manager") of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to TimesSquare.

[The Managers Funds LLC (the "Investment Manager")
 has contractually agreed, through at least _____
__, 200_, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed ___% of the Fund's net asset value, provided that the amount of fees waived will not exceed ___% of the Fund's net asset value.
The Fund is obligated to repay the Investment
Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed
___% of the Fund's average daily net assets.
In addition to any other waiver or reimbursement agreed to by the

Investment Manager, an asset manager from time to time may waive all or a portion of its fee.
In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.]

MANAGERS FREMONT MICRO-CAP FUND
===============================

FUND FACTS
==========

Objective:		Long-term capital
----------		appreciation

Investment Focus:	Equity securities of
-----------------	the nation's smallest
			publicly traded companies

Benchmark:		Russell 2000 Growth Index
----------

Objective
---------
The Fund's objective is to achieve long-term capital appreciation.

Principal Investment Strategies
-------------------------------
The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges or over-the-counter.

Normally, the Fund will invest at least 80% of its net assets in U.S. micro-cap stocks. The
Fund's policy of investing 80% of its net assets in U.S. micro-cap stocks may be changed only upon 60 days written notice to shareholders. The Fund's subadvisor is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

The Fund's subadvisor seeks to identify
companies early in their growth cycle.
Emphasis is placed on those companies
possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. It may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, the Fund's subadvisor:

	* Focuses on business sectors where
	  they believe the level of innovation
	  is greatest, such as technology,
	  health care, consumer and services.

	* Uses fundamental analysis to identify
          small, relatively unknown companies
          that exhibit the potential to become
          much larger and more successful.

        * Meets with corporate managers to
          discuss business plans and strategies.

The Fund's subadvisor will normally sell a security when the company's fundamentals begin to deteriorate or its stock has become over-valued. Based on their judgment, they may sell some or all of a position to adjust a stock's overall weighting in the portfolio.

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founders, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.
The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock
Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------
        This Fund may be suitable if you:
		  ---
	* Are seeking an opportunity to invest
	  in the smallest U.S. stocks for
	  their accelerated growth potential.

	* Seek long-term growth of capital.

	* Are willing to accept the volatility
	  associated with the smallest U.S.
          stocks.

	* Have an investment time horizon of
	 five years or more.

        This Fund may not be suitable if you:
		  -------
	* Are seeking stability of principal.

	* Are investing with a shorter time
          horizon in mind.

	* Are uncomfortable with stock market
          risk.

  	* Are seeking current income.


	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund is managed by subadvisor Kern Capital
Management LLC ("KCM"). KCM was founded in 1997 by Robert E. Kern Jr., CEO and David G. Kern, president. As of December 31, 2003, KCM managed over $1.8 billion in assets.

Bob Kern is the lead portfolio manager of the Fund and has served as such for the Predecessor
Fremont Fund since its inception in 1994.  The
Fund is co-managed by David Kern, CFA. The Fund's four senior investment managers (Bob Kern, David
Kern, Gregory A. Weaver, CFA and Stephen F.
Roseman, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise. Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001. Stephen Roseman, senior investment manager, joined KCM in 2003. From 1997 to 2003 he was employed by OppenheimerFunds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

The Fund is obligated by its investment
management contract to pay an annual management fee to The Managers Funds LLC (the "Investment
Manager") of ___% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to KCM.

[The Managers Funds LLC (the "Investment
Manager") has contractually agreed, through at least _____ __,200_, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed
___% of the Fund's net asset value, provided that the amount of fees waived will not exceed
___% of the Fund's net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed ___% of the Fund's average daily net assets.
In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.]

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND
=============================================

FUND FACTS
==========

Objective:		Long-term capital
----------		appreciation

Investment Focus:	Equity securities of the
-----------------	nation's smallest publicly
			traded companies

Benchmark:		Russell 2000 Growth Index
----------


Objective
---------
The Fund's objective is to achieve long-term capital appreciation.

Principal Investment Strategies
-------------------------------
The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges or over-the-counter.

Normally, the Fund will invest at least 80% of its net assets in U.S. micro-cap stocks. The Fund's policy of investing 80% of its net assets in U.S.
micro-cap stocks may be changed only upon 60 days written notice to shareholders. The Fund's subadvisor is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

The Fund's subadvisor seeks to identify companies early in their growth cycle. Emphasis is place on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. It may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, the Fund's subadvisor:

	* Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer and services.

	* Uses fundamental analysis to identify
	  small, relatively unknown companies
	  that exhibit to potential to become
	  much larger and more successful.

	* Meets with corporate managers to discuss business plans and strategies.

The Fund's subadvisor will normally sell a security when the company's fundamentals begin to deteriorate or its stock has become over-valued. Based on their judgment, they may sell some or all of a position to adjust a stock's overall weighting in the portfolio.

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock
Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------
        This Fund may be suitable if you:
		  ---

	* Are seeking an opportunity to invest in the smallest U.S. stocks for their accelerated growth potential.

	* Seek long-term growth of capital.

	* Are willing to accept the volatility
	  associated with the smallest U.S.
	  stocks.

	* Have an investment time horizon of
	  five years or more.

       This Fund may not be suitable if you:
		 -------

	* Are seeking stability of principal.

	* Are investing with a shorter time
	  horizon in mind.

	* Are uncomfortable with stock
	  market risk.

	* Are seeking current income.

	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund is managed by subadvisor Kern Capital
Management LLC ("KCM"). KCM was founded in 1997 by Robert E. Kern Jr., CEO and David G. Kern, president. As of December 31, 2003, KCM managed over $1.8 billion in assets.

Bob Kern has been the lead portfolio manager of the Fund since its inception in 1994. The Fund is co-managed by David Kern, CFA. The Fund's four senior investment managers (Bob Kern, David Kern, Gregory
A. Weaver, CFA and Stephen F. Roseman, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise. Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001. Stephen
Roseman, senior investment manager, joined KCM in 2003. From 1997 to 2003 he was employed by OppenheimerFunds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the ?Investment Manager") of
___% of the average daily net assets of the Fund.
The Investment Manager, in turn, pays a portion of this fee to KCM.

[The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least _____
__, 200_, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed
___% of the Fund's net asset value, provided that the amount of fees waived will not exceed ___% of the Fund's net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed ___% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.]

MANAGERS REAL ESTATE FUND
=========================

FUND FACTS
==========

Objective:		Combination of income and
----------		long-term capital
			appreciation

Investment Focus:	Stocks of companies
-----------------	principally engaged in
			the real estate industry

Benchmark:		S&P 500 Index
----------		Wilshire REIT Index


Objective
---------
The Fund's objective is to achieve a combination of income and long-term capital appreciation.

Principal Investment Strategies
-------------------------------
The fund invests in stocks of companies
principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real
Estate Investment Trusts (REITs). Normally, the Fund will invest at least 80% of its net assets in these types of companies of all sizes.
The Fund's policy of investing 80% of its net assets in companies principally engaged in the real estate industry may be changed only upon 60 days written notice to shareholders.

The Fund's subadvisor believes that the
commercial real estate industry is in the early stages of a major transformation. Many privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies which own and operate commercial property throughout the
U.S.

In seeking to achieve the Fund's objective, the Fund's subadvisor carefully:

	* Monitors factors such as real
	  estate trends and industry
	  fundamentals of the different
	  real estate sectors including
	  office, apartment, retail,
	  hotel and industrial.

	* Selects stocks by evaluating
	  each company's real estate value,
	  quality of its assets, and
	  management record for improving
	  earnings and increasing asset
	  value relative to other publicly
	  traded real estate companies.

The Fund's subadvisor will normally sell a stock when it appreciates to a premium relative to other real estate companies, or the anticipated return is not sufficient compared with the risk of continued ownership.

Since the Fund invests in stocks issued by real estate companies, investors are subject to the risk that the real estate sector of the market, as well as the overall stock market, could decline.
There is also the risk that real estate stocks could be adversely affected by events such as rising interest rates or changes in income tax regulations. The Fund may invest in small capitalization REITs that can change rapidly in price.

As a non-diversified fund, the Fund may make larger investments in individual companies.
Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund.
Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure.
Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------
        This Fund may be suitable if you:
		  ---

	* Are a stock and bond investor who
	would like to further diversify your
	portfolio.

	* Seek income and long-term capital
	  growth from a portfolio of real
	  estate stocks.

	* Have an investment time horizon of
	  five years or more.

        This Fund may not be suitable if you:
	          -------

	* Are uncomfortable with the idea of
	  investing in a non-diversified fund.

	* Are investing with a shorter time
	  horizon in mind.

	* Are seeking stability of principal.

	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund is managed by subadvisor Urdang Securities
Management, Inc. ("Urdang"). Urdang was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2003,
Urdang managed $700 million in public real estate securities in separate accounts.

The Fund is co-managed by Todd Briddell, CFA,
Dean Frankel, CFA and Peter Zabierek.

Mr. Briddell is a Managing Director of Real Estate
Securities and serves as portfolio manager to the Fund. He co-founded Urdang Securities Management in 1995 and has 13 years of real estate industry experience. Mr. Frankel joined the firm in 1997 and is a vice president and senior securities analyst. He manages the firm's proprietary research effort and oversees the firm's trading activities. Mr. Zabierek is a vice president and senior research analyst. Prior to joining
Urdang in 2003, he was employed by Morgan
Stanley as a senior equity research associate from 2002. From 1998 through 2001, Mr. Zabierek was an associate for Salomon Smith Barney in its Real Estate Investment Banking division.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager") of
0.85% of the average daily net assets of the Fund.
The Investment Manager, in turn, pays a portion of this fee to Urdang.

[The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least _____
__, 200_, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed ___% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed ___% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment
Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.]

MANAGERS FREMONT BOND FUND
==========================

FUND FACTS
==========

Objective:		Maximize total return
----------	 	consistent with the
			preservation of capital

Investment Focus:	Fixed-income instruments
-----------------

Benchmark:		Lehman Brothers Aggregate
----------		Bond Index

Objective
---------
The Fund's objective is to maximize total return consistent with the preservation of capital.

Principal Investment Strategies
-------------------------------
The Fund invests in fixed-income instruments such as corporate, mortgage-backed, international and government bonds. Normally, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in these types of instruments. The Fund's policy of investing 80% of its net assets in these types of instruments may be changed only upon 60 days written notice to shareholders. The Fund may also invest in derivatives such as options, futures, contracts or swap agreements.

In its effort to provide consistently attractive returns, the Fund's subadvisor:

	* Focuses on three- to five-year economic, demographic and political forecasts to identify long-term interest rate trends.

	* Annually updates its long-term outlook by determining a general maturity/duration range for the portfolio in relation to the market.

	* Manages duration to help control risk.
	  The Fund seeks to maintain an average
	  duration of three to six years.

	* Invests primarily in securities rated
	  investment grade (Baa/BBB or better)
	  by Moody's or Standard & Poor's, or
	  those of comparable quality.

The Fund's subadvisor will normally sell a security when it no longer represents good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

The Fund is designed for investors who are willing to accept the risks of investing in corporate, mortgage-backed, and government bonds. The Fund's investments are subject to the following risks:

	* Interest Rate Risk -
	  --------------------
	  Bonds are subject to changes in value
	  resulting from changes in interest
	  rates.  Generally, as interest rates
	  rise, the value of a bond will fall.
	  Interest rate changes normally have a
	  greater effect on prices of long-term
	  bonds than short-term bonds.

	* Credit Risk -
	  -------------
	  The bond issuer may be unable to make
	  timely interest or principal payments.
	  This credit risk also extends to bonds
	  issued by foreign governments.

	* Foreign Investing Risk -
	  ------------------------
	  Investments in foreign securities
          are subject to additional risks
          such as changing market conditions,
	  economic and political instability,
          and currency exchange rate
          fluctuations.

	* Currency Risk -
	  ---------------
 	  A Fund's portfolio may be affected by
          a change in the rate of exchange from
          local currencies to U.S. dollars.

	* Pre-Payment Risk - If the principal
          amount of a mortgage-backed or other
	  asset-backed security is paid off early, the Fund may not be able to reinvest the proceeds at a comparable interest rate.

Changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions may lower the value of individual bonds or the entire bond portfolio. From time to time it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.
There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------
        This Fund may be suitable if you:
	          ---

	* Are seeking an opportunity to invest
	  in intermediate-term bonds from around
	  the world.

	* Seek monthly income and moderate
	  investment risk.

	* Have an investment time horizon of three years or more.

        This Fund may not be suitable if you:
 		  -------

	* Are seeking stability of principal.

	* Are seeking a conservative risk
          investment.

	* Are uncomfortable with the risks of
          investing in corporate, mortgage-backed, and government bonds.


	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund is managed by subadvisor Pacific Investment
Management Company, LLC (PIMCO). William H. Gross, portfolio manager of the Fund since March 1994, is a founder and managing director of PIMCO. He has over 30 years of professional fixed-income investment experience.

In addition to serving as subadvisor to the Fund, PIMCO managed over $373 billion in fixed-income investments for institutional clients as of December
31, 2003.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager") of
0.40% of the average daily net assets of the Fund.
The Investment Manager, in turn, pays a portion of this fee to PIMCO.

[The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least _____
__, 200_, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed ___% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed ___% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.]

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND
==============================================

FUND FACTS
==========

Objective:		Income free from both
----------		Federal income taxes and
			California state income
			taxes

Investment Focus:	High quality intermediate-
-----------------	term California municipal
			bonds

Benchmark:		Lehman Brothers 5-Year
----------		Municipal Bond Index


Objective
---------
The Fund's objective is to achieve income free from Federal income taxes and California state income taxes.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at
least 80% of its total net assets in intermediate-
term California municipal bonds that are free from
both Federal and California state income taxes.
This policy may be changed only upon 60 days written
notice to shareholders.  The Fund is intended for
investment by California residents.   The Fund's
securities will have a quality rating comparable to the four highest ratings categories of Moody's or Standard & Poor's. The average maturity of these intermediate-term securities is normally 3 to 10 years.

The Fund's subadvisor seeks to achieve the Fund's
objective by:

	* Identifying interest rate trends and
	  shortening duration when interest rates
	  are rising, and lengthening it when
	  interest rates are coming down.

	* Focusing on those market sectors and
	  individual securities believed to be
	  undervalued.

The Fund's subadvisor may sell a security when it determines the security is overvalued, or to change the structure of the portfolio.

Although the Managers California Intermediate
Tax-Free Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified.

The Fund is designed for investors who are
California residents.   Since the Fund concentrates
its investments in California municipal securities, the value of an investment will be affected by factors that impact the California economy or its political, geographic and demographic conditions.
The value of individual bonds or the entire portfolio may be adversely impacted by changes that impact the ability of the state or local governments to impose taxes or authorize spending.

Changes in interest rates or the creditworthiness of individual bond issuers may also depress the value of individual bonds or the entire bond portfolio. Generally, when interest rates rise, the value of a bond will fall. Occasionally it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds. Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

As a non-diversified fund, the Fund may make larger investments in individual bond issuers or in issues of a single governmental unit.
Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund.
Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to the California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?
-----------------------------

        This Fund may be suitable if you:
	          ----

	* Are interested in the income potential of California municipal bonds.

	* Are a California resident seeking monthly income that is free of Federal and California state income taxes.

	* Have an investment time horizon of
	  three years or more.

        This Fund may not be suitable if you:
	          -------

	* Are not a California resident.

	* Are uncomfortable with the fact that
	  the value of your investment will be
	  affected by factors that impact the
	  California economy or its political,
          geographic and demographic conditions.

	* Are uncomfortable with the idea of
          investing in a non-diversified fund.

	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Fund's assets are currently managed by Evergreen
Investment Management Company, LLC ("Evergreen").
Evergreen is a subsidiary of Wachovia Corporation.
Evergreen has been managing mutual funds and private accounts since 1932 and, as of December 31, 2003, managed more than $247 billion in assets.

The Fund is managed by Michael Pietronico, Managing
Director. Mr. Pietronico was a portfolio manager of OFFITBANK from 1995 through 2002. Effective
January 1, 2003, OFFITBANK was merged into
Wachovia Bank and the Offit Investment Group became part of Evergreen. Mr. Pietronico is a member of the Evergreen Municipal Team and has 18 years of investment management experience.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager") of
0.40% of the average daily net assets of the Fund, for the first $25 million of assets under management, of 0.35% of the average daily net assets of the Fund for the next $25 million of assets under management, of 0.30% of the average daily net assets of the fund for the next $50 million of assets under management, of 0.25% of the average daily net assets of the Fund for the next $50 million of assets under management, and of 0.20% of the average daily net assets of the Fund for assets under management in excess of $150 million. The Investment Manager, in turn, pays a portion of this fee to Evergreen.

[The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least _____
__, 200_, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed ___% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed ___% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.]

MANAGERS FREMONT MONEY MARKET FUND
==================================

FUND FACTS
==========

Objective:		Maximize current income consistent
----------		with the preservation of capital
			and liquidity

Investment Focus:	High quality short-term money
-----------------	market instruments

Benchmark:		Money Fund Report Averages/
----------		First Tier


Objective
---------
The Fund's objective is to maximize current income, consistent with the preservation of capital and liquidity. The Fund seeks to achieve its objective through a portfolio of high quality short-term money market instruments.

Principal Investment Strategies
-------------------------------

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

The Fund's advisor, The Managers Funds LLC, believes it can deliver consistently superior performance by conducting independent research, managing maturities, and careful trading. As it seeks to meet its objective, the Fund's advisor attempts to:

	* Determine short-term interest rate trends.

	* Identify opportunities presented by companies offering higher yields than similarly rated firms.

	* Adjust average portfolio maturity to take advantage of interest rate forecasts.
	  Generally, average maturity is shortened if interest rates are projected to trend higher and lengthened if interest rates are projected to fall.

The Fund's advisor bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

An investment in the Managers Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

Should I Invest in this Fund?

        This Fund may be suitable if you:
	          ---

	* Are seeking monthly income and minimal investment risk. Please note that while the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so.

	* Want to preserve capital by investing
	  in short-term money market securities.

	* Are investing for any length of time.

        This Fund may not be suitable if you:
	          -------

	* Are seeking a moderate or high risk
	  investment.

	* Are investing with a longer time
	  horizon in mind.


	PORTFOLIO MANAGEMENT OF THE FUND
	================================

The Managers Fremont Money Market Fund is managed by The Managers Funds LLC.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 0.30% of the average daily net assets of the Fund, for the first $50 million of assets under management, and of 0.20% of the average daily net assets of the Fund for assets under management in excess of $50 million.

ADMINISTRATIVE SERVICES
-----------------------
The Investment Manager also provides administrative services to the Funds, including:

	* Supervising bookkeeping and recordkeeping to ensure that shareholder information is
	   accurate and up-to-date;

	* Supervising the preparation and filing of documents as required by state and Federal regulatory agencies; and

	* Management and oversight of all third-party service providers.

As compensation for these services, the Investment
Manager receives administrative fees of 0.25% (0.15% with respect to Managers Fremont Money Market Fund) annually of the average daily net assets of each Fund.


MANAGERSCHOICE(R)
===============

MANAGERSCHOICE(R) PROGRAM
========================

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various
Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com.
Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS
==========================

	OTHER SECURITIES AND INVESTMENT PRACTICES
	=========================================

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities-
-----------------------------------
Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements-
----------------------
Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities-
-------------------
Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of Managers Fremont Global Fund and Managers
International Growth Fund, for which these risks are principal risks discussed in the Risk/Return Summary.
Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities.
Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars.
Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure-
-----------------------
Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad.
As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds' shares.

Initial Public Offerings -
--------------------------
Each Fund may invest in initial public offerings.
To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives-
------------
The Managers Fremont Bond Fund may invest in derivatives.
Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return.
This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

The Managers Fremont Bond Fund's use of derivative instruments involves risks that may be greater than the risks associated with investing directly in securities and other traditional investments. The Fund could lose more than the principal amount invested in a derivative instrument.

High-Yield Bonds-
-----------------
Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds". High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or
Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

	* the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds;
	  and

	* issuers of high-yield bonds are less
	  secure financially and are more likely
	  to be hurt by interest rate increases
	  and declines in the health of the
	  issuer or the economy.

When-Issued Securities-
-----------------------
Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds-
------------------
Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract.
Instead, both the principal and the interest are paid at the maturity date.

U.S. Government Securities-
---------------------------
Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association
("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"),
Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

		A FEW WORDS ABOUT RISK
		======================

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.
If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions.
In addition, here are a few principles from this example which are applicable to investing as well.

	* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

	* Everybody's perception of reward is different;
	  and

	* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term
U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

Principal Risk Factors
----------------------
in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk
---------------

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk
-----------------

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above
8%, the total return over 30 years will be below 8%.
The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending
(as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Specific Risk
-------------
This is the risk that any particular security will drop in price due to adverse effects on a specific business.
Specific risk can be reduced through diversification.
It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk.
Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

ABOUT YOUR INVESTMENT
=====================

			YOUR ACCOUNT
			============
As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.
Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day's offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

The Managers Fremont Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

All other Funds value their portfolio securities and assets using price quotes from the primary markets in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Funds' Board of Trustees. These values may be higher or lower than the securities' closing prices in their relevant markets.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

On behalf of Managers Fremont Global Fund and Managers
International Growth Fund, the Manager monitors intervening events (including general movements in domestic markets) that may affect the value of securities held in each Fund's portfolio and, in accordance with procedures adopted by the Funds'
Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated.

Frequent Trading Policy
-----------------------
The Funds have a policy of discouraging frequent trading in Fund shares, sometimes referred to as "market timing", because such activities may be disruptive to the management of a Fund's portfolio.
The Funds reserve the right to refuse a purchase order for any reason and may limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to a Fund. Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S.
dollars. Third-party checks and "starter" checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:




			   Managers Funds                  ManagersChoice
			   --------------		   --------------

			Initial 	Additional	Initial 	Additional
		      Investment        Investment     Investment	Investment
		      ----------	----------     ----------	----------

Regular Accounts	$2,000		$100		$50,000		$500
Traditional IRA		 1,000		 100		 50,000 	 500
ROTH IRA		 1,000		 100		 50,000		 500
Education Savings
Account			 1,000		 100		 50,000		 500
SEP IRA			 1,000           100		 50,000		 500
SIMPLE IRA		 1,000		 100		 50,000		 500



The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time. Additionally, the Funds (with the exception of Managers International Growth Fund, which has adopted a redemption fee) or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to: 1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA
-----------------
is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in th e year that they are made.

A ROTH IRA
----------
is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.
An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses
(Also known as a Coverdell Education Savings
Account).

A SEP IRA
---------
is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA
------------
is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

		HOW TO PURCHASE SHARES
		======================

You may purchase shares of the Funds once you have established an account with Managers
Trust I (the "Trust"). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.



Managers Funds					ManagersChoice
--------------					--------------

By Mail
-------

* To open your account, complete 		* To open your account, complete
  and sign the account application 		  and sign the account application
  and make your check payable to 		  and make your check payable to
  The  Managers Funds.  Mail the 		  The Managers Funds. Mail the
  check and account application to:		  check and account application to:

 	The Managers Funds				The Managers Funds
	c/o BFDS, Inc.					c/o PFPC Brokerage Services, Inc.
	P.O. Box 8517					P.O. Box 9847
	Boston, MA  02266-8517				Pawtucket, RI 02940-8047

* To purchase additional shares, write 		* To purchase additional shares, write
  a letter of instruction (or complete 		  of instruction (or complete
  your investment stub).  Send a check 		  your investment stub).  Send a check
  and investment stub or written 		  and investment stub or written
  instructions to the above address.  		  instructions to the above address.
  Please include your account number 		  Please include your account number
  and Fund name on your check.			  and Portfolio name on your check.




By Telephone
------------

* After establishing this option on 		* After establishing this option on
  your account, call the Transfer Agent 	  your account, call a client service
  at (800) 252-0682.  The minimum additional 	  representative at (800) 358-7668.
  investment is $100.				  The minimum additional investment is
						  $500.



By Wire
-------

* Call the Fund at (800) 252-0682.  		* Call the Fund at (800) 358-7668.
  Instruct your bank to wire the money to 	  Instruct your bank to wire the money to
  State Street Bank and Trust Company, 		  Boston Safe Deposit and Trust;
  Boston, MA  02101; ABA #011000028;  		  ABA 011-001234; BFN-Managers AMG Funds
  BFN-Managers AMG Funds A/C 9905-472-8, 	  A/C 04-5810, FBO shareholder name,
  FBO shareholder name, account number 		  account number and Portfolio name.
  and Fund name.  Please be aware that 		  Please be aware that your
  your bank may charge you a fee for this 	  bank may charge you a fee for this
  service.					  service.






By Internet
-----------

* If your account has already been 		* Not available.
  established, see our website at
  http://www.managersamg.com.  The
  minimum additional investment is $100.




Note:	If you redeem shares following a purchase by
        check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

			HOW TO SELL SHARES
			==================

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m.
New York Time.  Orders received after 4:00 p.m.
New York Time will receive the NAV per share determined at the close of trading on the next
NYSE trading day.



Managers Funds					ManagersChoice
--------------					--------------

By Mail						By Mail
-------						-------

* Write a letter of instruction containing:	* Write a letter of instruction containing:
	-the name of the Fund(s)			-the name of the Portfolio(s)
	-dollar amount or number of shares 		-dollar amount or number of shares
         to be redeemed					 to be redeemed
	-your name					-your name
	-your account number(s)				-your account number(s)
	-signatures of all account owners		-signatures of all account owners

and mail the written instructions to 		and mail the written instructions to
The Managers Funds, c/o Boston Financial 	The Managers Funds, c/o PFPC Brokerage
Data Services, Inc., P.O. Box 8517, 		Services, Inc., P.O. Box 9847,
Boston, MA 02266-8517.				Pawtucket, RI 02940.


By Telephone					By Telephone
------------					------------

* After establishing this option on your 	* After establishing this option on your
  account, call the Fund at (800) 252-0682.	  account, call the Fund at (800) 358-7668.

* Telephone redemptions are available only for 	* Telephone Redemptions are available only
  redemptions which are below $25,000.		  for redemptions which are below $25,000
						  per Fund or $100,000 per Portfolio.
By Internet
-----------

* See our website at 				* Not available.
http://www.managersamg.com.





Note:	If you redeem shares following a purchase
by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For The Managers Funds:
-----------------------
Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

For ManagersChoice:
-------------------
 All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee.
A medallion guarantee is a signature
guarantee by a Guarantor Institution, which is participating in a Signature Guarantee
Program recognized by the Securities Transfer
Associate (STA). A guarantor institution is a financial institution, which guarantees a signature. Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, roker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

			REDEMPTION FEES
			===============

Managers International Growth Fund will deduct a redemption fee (the "Redemption Fee") of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Managers International Growth Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the Managers
International Growth Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Managers International
Growth Fund purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice
Program.  Under certain circumstances, the
Redemption Fee will not apply to shares purchased or held through a financial intermediary such as a broker, retirement plan administrator, bank or trust company. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity.
The Managers International Growth Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time.


			INVESTOR SERVICES
			=================

Automatic Reinvestment Plan
---------------------------
Allows your dividends and capital gains
distributions to be reinvested in
additional shares of the Funds or another
Fund in the Fund family. You can elect to receive cash.

Automatic Investments
---------------------
Allows you to make automatic deductions
of $100 or more from a designted bank
account into a Managers Funds account.


Automatic Redemptions
---------------------
Allows you to make automatic monthly
redemptions of $100 or more per Fund.
Redemptions are normally completed on
the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts
------------------------------
Available to you at no additional cost.
Call us at (800) 835-3879 for more
information and an IRA kit.

Exchange Privilege
------------------
Allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's hares by exchange you do so on the same terms as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time.
Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your Investment advisor for more details.

Systematic Purchase Plan
------------------------
Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

ManagersChoice Statement Fee
----------------------------
An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan
--------------------------
Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

			OTHER OPERATING POLICIES
			========================

        The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

Each Fund reserves the right to:

	* redeem an account if the value of the
	  account falls below $500 due to
	  redemptions;

	* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

	* change the minimum investment amounts;

	* delay sending out redemption proceeds
          for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

	* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

	* refuse a purchase order for any reason, including failure to submit a properly completed account application;

	* refuse any exchange request if we
          determine that such request could
          adversely affect the Fund, including
          if such person or group has engaged
          in excessive trading (to be determined
          in our discretion); and

	* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

			ACCOUNT STATEMENTS
			==================

You will receive quarterly and yearly statements detailing your account activity. All investors
(other than IRA accounts) will also receive a Form
1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

		  DIVIDENDS AND DISTRIBUTIONS
		  ===========================
Income dividends, if any, for each of the Managers
International Growth Fund, the Managers Structured
Core Fund, the Managers Small Cap Fund and the
Managers Fremont Micro-Cap Fund are normally declared and paid annually. Income dividends, if any, for the Managers Fremont Global Fund and the Managers Real Estate Fund are normally declared and paid quarterly. Income dividends, if any, for the Managers Fremont Bond Fund, the Managers
California Intermediate Tax-Free Fund are normally declared and paid monthly. Income dividends for he Fremont Money Market Fund are declared daily and paid monthly. Capital gain distributions, if any, for each of the Funds are normally declared and paid annually in December.

		       TAX INFORMATION
		       ===============

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividendsfrom the Funds that are attributable to corporate dividends received by the Funds generally are now taxable to individuals at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. Gain or loss, if any, recognized upon a sale of other disposition of shares of a Fund generally will be taxed as capital gain or loss if the shares are held as a capital asset in your hands and the transaction is treated as a sale for federal income tax purposes. Because the Managers Fremont Money
Market Fund attempts to maintain a state net asset value of $1.00 per share, it is anticipated that you will not generally have gain or loss upon a sale of such Fund's shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

It is expected that Managers California
Intermediate Tax-Free Fund will distribute income that generally is exempt form federal [and
California personal] income tax. Some income from the California Intermediate Tax-Free Fund may be as preference item for alternative minimum tax calculation purposes.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law generally requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

	* fail to provide a social security
          number or taxpayer identification
          number;

	* fail to certify that their social
          security number or taxpayer
          identification number is correct; or

	* fail to certify that they are exempt
          from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A - Description of Indices
-----------------------------------

		DESCRIPTION OF INDICES
		======================

S&P 500 Index
-------------
The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S.
economy.). It is a market value weighted index
(stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2003, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

Russell 2000(R) Index and Russell 3000(R) Index
-------------------------------------------
Frank Russell Company produces a family of 21 U.S.
equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000(R) Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately
8% of the total market capitalization of the Russell
3000(R) Index. As of December 31, 2003, the average market capitalization was approximately $855 million;
the median market capitalization was approximately
$465 million. The largest company in the index had an approximate market capitalization of $2.4 billion.
As of December 31, 2003, the range of market capitalizations for the Russell 2000(R) Index was $63.2 million to $2.4 billion.

Russell 2000(R)Growth Index
--------------------------
The Russell 2000(R) Growth Index measures the performance of the Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market.
Once stocks are selected for the index, companies
 with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The
EAFE (Europe, Australia, & Far East) Index includes the following developed countries:
Australia, Austria, Belgium, Denmark, Finland,
France, Germany, Hong Kong, Ireland, Italy,
Japan, Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, and the
United Kingdom.

Citigroup Non-U.S. Government Bond Index
----------------------------------------
The Citigroup Non-U.S. Government Bond Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada,
Denmark, France, Germany, Italy, Japan, the
Netherlands, Spain, Sweden and the United Kingdom.

Lehman Brothers 5-Year Municipal Bond Index
-------------------------------------------
The Lehman Brothers 5-Year Municipal Bond Index provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody's.

Lehman Brothers Aggregate Bond Index
------------------------------------
The Lehman Brothers Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds.


Lehman Brothers Intermediate Government/Credit
Bond Index
----------------------------------------------
The Lehman Brother Intermediate Government/Credit
Bond Index is an index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

Money Fund Report Averages
--------------------------
The Money Fund Report Averages are based on the
30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

Wilshire REIT Index
-------------------
The Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts.

		For More Information
		--------------------

Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

  By Telephone:	     1-800-835-3879

  By Mail:	     The Managers Funds
		     800 Connecticut Avenue
		     Norwalk, CT  06854

  On the Internet:   Electronic copies are
		     available on our website
		     at http://www.managersamg.com


In the Annual Report of the Predecessor Fremont Funds you will find a discussion of the market conditions and investment strategies that significantly affected the Predecessor Fremont Funds' performance during the last fiscal year. Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this prospectus). Text-only copies and other information are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102 (202-942-8090).
Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room.
Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.
Investment Company Act Registration Number 811-06520

			MANAGERS TRUST I

		MANAGERS FREMONT GLOBAL FUND
		MANAGERS INTERNATIONAL GROWTH FUND
		MANAGERS STRUCTURED CORE FUND
		MANAGERS SMALL CAP FUND
		MANAGERS FREMONT MICRO-CAP FUND
		MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND
		MANAGERS REAL ESTATE FUND
		MANAGERS FREMONT BOND FUND
		MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND
		FREMONT MONEY MARKET FUND


		STATEMENT OF ADDITIONAL INFORMATION
		       DATED July __, 2004


       You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

       This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's
Prospectus.

			TABLE OF CONTENTS
			-----------------
								Page
								----
GENERAL INFORMATION						  1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS		  3
GENERAL INVESTMENT POLICIES					 10
INVESTMENT RESTRICTIONS						 33
TRUSTEES AND OFFICERS						 35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		 41
MANAGEMENT OF THE FUNDS						 41
BROKERAGE ALLOCATION AND OTHER PRACTICES			 46
PURCHASE, REDEMPTION AND PRICING OF SHARES			 48
CERTAIN TAX MATTERS						 52
PERFORMANCE DATA						 57
DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S
 AND MOODY'S
INVESTORS SERVICE, INC.						 61

			GENERAL INFORMATION
			-------------------

       This Statement of Additional Information relates to Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the "Trust"), and is part of the Managers Funds Family of Funds. The Trust was organized on July 20, 2000.

       It is currently contemplated that the Funds will participate in a tax-free reorganization (the "Reorganization") of Fremont Global Fund, Fremont International Growth Fund, Fremont Structured Core Fund, Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Institutional U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, Fremont Bond Fund, Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund (each a "Predecessor Fremont Fund" and collectively the "Predecessor Fremont Funds") into Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund, respectively. The Reorganization is subject to approval by the shareholders of each Predecessor Fremont Fund and is expected to become effective on or about __________ __, 2004. The Funds will not commence operations until the effective date of the Reorganization.

       This Statement of Additional Information describes the management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The executive office of the Trust is located at 800
Connecticut Avenue, Norwalk, CT 06854.

Investments in the Funds are not:

*	Deposits or obligations of any bank;
*	Guaranteed or endorsed by any bank; or
*	Federally insured by the Federal Deposit Insurance
	Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES
------------------------------
       Managers International Growth Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of issuers based outside the U.S.

       Managers Small Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the stocks of U.S. small cap companies. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

       Managers Fremont Micro-Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

       Managers Fremont Institutional Micro-Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

       Managers Real Estate Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment

Trusts (REITs). This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

       Managers Fremont Bond Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income instruments such as corporate, mortgage-backed, international and government bonds. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

       Managers California Intermediate Tax-Free Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in intermediate-term California municipal bonds that are free from both federal and California state income taxes. This Fund is intended for investment by California residents and is structured as a non-diversified fund.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
-------------------------------------------------------
       The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates.
The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

       The investment objectives of the Funds are not fundamental. All investment policies, limitations and restrictions described in this SAI are not fundamental, except as otherwise noted, meaning that the Trust's Board may change them without shareholder approval. The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques. For purposes of this discussion, the Investment Manager and the Subadvisors are referred to collectively as the "Advisor."

       A broad range of objectives and policies is offered because the Funds are intended to offer investment alternatives for a broad range of investors who are expected to have a wide and varying range of investment objectives. All of the Funds (except Fremont Money Market
Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. The descriptions below are intended to supplement the material in the Prospectus.

Fremont Global Fund
-------------------
       The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents. The Fund may adjust the level of investment maintained in each asset category in response to changing market conditions. The Advisor will allocate the assets of the Fund among the following categories of assets:

* U.S. Stocks --The Fund may invest in common and preferred stocks of U.S.-based companies traded on a U.S. exchange or in the over-the-counter ("OTC") market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indices.

* U.S. Dollar-Denominated Debt Securities--The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund may invest in interest rate futures and options on such futures. The Fund also may invest up to 10% of its net assets in corporate debt securities having a rating of Ba by Moody's Investors Services ("Moody's"), BB by Standard & Poor's Ratings Group ("S&P"), or an equivalent rating by another Nationally Recognized Statistical Rating Organization ("NRSRO") (sometimes referred to as "junk bonds") which will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors Service, Inc." for further discussion regarding securities ratings.

* Foreign Stocks--The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency in specific countries based on the Advisor's outlook for the currencies being considered. Hedging may be undertaken through the purchase of currency futures or otherwise. Cross currency hedging against price movements caused by exchange rate fluctuations is permitted by entering into forward foreign currency contracts between currencies other than the U.S. dollar. The Fund's success in these transactions will depend principally on the ability of the Advisor to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

* Foreign Bonds--The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations that the Advisor believes are of a quality comparable to the U.S. dollar-denominated debt securities described above.
The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging and/or management from time to time based on its outlook for currency values. The Fund may also invest in futures of foreign government bonds.

* Real Estate Securities--The Fund may invest in the equity securities of publicly traded and private Real Estate Investment Trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

*	Precious Metals and Commodities Futures--The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United
States and/or in foreign countries. Such companies are defined as those that generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

       The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

International Growth Fund
-------------------------
      The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. The Advisor generally will invest 80% of the Fund's total assets in equity issuers domiciled outside of the U.S., of which up to 5% of the Fund's net assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 80% of its total assets invested in equity securities domiciled outside the United States.

       The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its total assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

       In addition to investing directly in equity securities, the Fund may invest in various American, Global and International Depository Arrangements, including but not limited to sponsored and unsponsored ADRs, GDRs, International Depository Receipts, American Depository Shares, Global Depository Shares and International Depository Shares. The Fund may also invest in securities of issuers located in emerging market countries.

       For liquidity purposes, the Fund normally may also invest up to 10% of its total assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

Structured Core Fund
--------------------
       Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of ADRs and GDRs representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on its outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise.

       If the Fund holds bonds, such bonds will primarily be debt instruments with short to intermediate maturities (which are defined as debt instruments with 1 to 10 years to maturity). These bonds, including convertibles, will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor to be comparable in quality. However, there are no restrictions on the maturity composition of the Fund's portfolio. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors Service, Inc." for further discussion regarding securities ratings.

       The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on its outlook for currency values.

       The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed-income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

Small Cap Fund
--------------
       Under normal conditions, at least 80% of the Fund's assets (net assets plus borrowings for investment purposes) will be invested in common stocks of small U.S. companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of purchase. Up to 25% of the Fund's total assets, at the time of the initial purchase, may be invested in securities of companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index and individual security futures contracts, options on index futures, and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

       For liquidity purposes, the Fund will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor to be of comparable quality.
Such securities are considered investment grade, but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher rated securities.
See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors Service, Inc." for further discussion regarding securities ratings.

Fremont Micro-Cap Fund and Institutional Fremont Micro-Cap Fund
---------------------------------------------------------------
       Under normal market conditions, at least 80% of each of the Funds' assets (net assets plus borrowings for investment purposes) will be invested in equity securities of U.S. micro-cap companies. These companies would have a market capitalization that would place them in the smallest 5% of market capitalizations of U.S. exchange listed companies, measured at the time of the initial purchase. As the value of the total market capitalization changes, the smallest 5% cap size may also change. Up to 25% of the Funds' total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Funds may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

       Although the Funds invest primarily in common stocks and securities convertible into common stock, for liquidity purposes they will normally invest a portion of their assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Funds may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of their net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor to be of comparable quality. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors Service, Inc." for further discussion regarding securities ratings.

Real Estate Fund
----------------
       For purposes of the Fund's investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such types of real estate. Companies in the Fund may include real estate investment trusts ("REITs"), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities, and development companies.

       REITs invest primarily in income producing real estate or real estate related loans or interests. A REIT is exempt from corporate level taxes if it complies with several requirements relating to its organization, ownership, assets, and income, including a requirement that it distribute to its shareholders at least 90% of its taxable net income for each taxable year.

       The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in these securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants.

       Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline.
During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants' ability to pay rent.

       The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor believes that these investments offer opportunities for capital appreciation. The Fund will invest in preferred stocks and bonds which at the time of purchase are rated investment grade by Moody's or Standard & Poor's, or have been determined by the Advisor to be of comparable quality. Such bonds and preferred stocks are considered investment grade but may have speculative characteristics. Changes in the economy or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors Service, Inc." for further discussion regarding securities ratings.

Fremont Bond Fund
-----------------
       The Fund will invest primarily in securities rated investment grade by Moody's or Standard & Poor's, or that have been determined by the Advisor to be of comparable quality. The Fund also may invest up to 10% of its net assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, or have a comparable rating by another NRSRO. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors Service, Inc." for further discussion regarding securities ratings. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can generally be expected to decline. See "Corporate Debt Securities" under "General Investment Policies" for more information on quality ratings and risks involved with lower rated securities.

       The Fund may invest in convertible debentures (which are convertible to equity securities) and preferred stocks (which may or may not pay a dividend) using the same quality and rating criteria noted above. The Fund may also invest a small percentage of assets in common stocks consistent with its investment objectives. In addition, the Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, no more than 20% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in non-U.S. dollars.

       When the Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements.

       The Fund will not use futures and options contracts for the purpose of leveraging its portfolio. The Fund will set aside liquid assets or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of OTC options, the risk of default by the counterparty; and the dependence upon the Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options and to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets.

California Intermediate Tax-Free Fund
-------------------------------------
       The Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California state, tax.

       The term "municipal securities" as used in this document means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.

       The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors Service, Inc." for further discussion regarding securities ratings.

       Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The
Fund may purchase unrated municipal securities which the Advisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Fund's total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Trustees will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

       As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its assets (net assets plus borrowings for investment purposes) in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and is not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

Fremont Money Market Fund
-------------------------
       The Fund seeks to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (in accordance with federal securities regulations) which are of high quality and present minimal credit risks as determined by the Advisor, using guidelines approved by the Board of Trustees. The portfolio must maintain a dollar-weighted average maturity of not more than 90 days, and at least 25% of the Fund's assets will have a maturity of not more than 90 days.

       The Fund will invest in short-term securities which, at the time of purchase, are considered to be "First Tier" securities, defined as:
(i) rated in the top rating category by at least two NRSROs, or (ii) in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or (iii) if unrated by an NRSRO, have been determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Trustees.

       The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5%, but not to exceed 25%, of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its net assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described below, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets.

GENERAL INVESTMENT POLICIES
===========================
       For purposes of this discussion, the Investment Manager and the Subadvisors are referred to collectively as the "Advisor."

Diversification
---------------
       Each Fund, except for the Real Estate Fund and the California Intermediate Tax-Free Fund, intends to operate as a diversified management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A "diversified" investment company means a company which meets the following requirements: at least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), foreign & U.S. debt issued by domestic or foreign governments and government agencies, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

       The Real Estate Fund and the California Intermediate Tax-Free Fund are non-diversified funds and are not subject to the foregoing requirements.

Money Market Instruments
------------------------
       The Funds may invest in any of the following money market instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

       At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or, if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Trustees. Generally, high quality, short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor, using guidelines approved by the Board of Trustees.

Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody's Investors
Service, Inc." for further discussion regarding securities ratings.

U.S. Government Securities
--------------------------
       Each Fund may invest in U.S. Government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

Repurchase Agreements
---------------------
       As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of Fremont Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. Government; (ii) the market value of the underlying securities, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement; and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

Reverse Repurchase Agreements and Leverage
------------------------------------------
       The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Floating Rate and Variable Rate Obligations and Participation Interests
-----------------------------------------------------------------------
       The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor, prescribed for the Funds by the Board of Trustees with respect to counterparties in repurchase agreements and similar transactions.

       The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

Swap Agreements
---------------
       The Funds (except Fremont Money Market Fund) may enter into interest rate, credit, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which, a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

       The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

       Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

       For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this SAI), swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Bond Arbitrage Strategies
-------------------------
       (Fremont Global Fund and Fremont Bond Fund only.) The Funds may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors' expectations of inflation rates in the future. An arbitrage opportunity exists if the Advisor determines that investors' expectations of future inflation are unrealistically high or low. For example, if the Advisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors' unrealistically low expectations concerning future inflation, the Advisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding "long" position on U.S. Treasury Inflation-Indexed Bonds. If investors' expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Funds would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European Union interest rate convergence trades. As in any short selling arrangement, the Funds are required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Funds would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out. Such arbitrages will be limited to government and quasi-government bonds with highly liquid markets to control exposure on the short side, and will never in the aggregate involve more than 5% of the Funds' net assets.

Inflation-Linked Bonds
----------------------
       To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

       For purposes of understanding, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items
Consumer Price Index for All Urban Consumers ("CPI-U").   Interest
payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

       The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

       Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

       If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Internal Revenue Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

When Issued Securities and Firm Commitment Agreements
-----------------------------------------------------
       A Fund may purchase securities on a delayed delivery or 'when issued' basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when issued or firm commitment basis, except that this limitation does not apply to Fremont Bond Fund or Fremont Global Fund.
A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Commercial Bank Obligations
---------------------------
       For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Temporary Defensive Posture
---------------------------
       Whenever, in the judgment of the Advisor, market or economic conditions warrant, each Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash-equivalent instruments or in high quality debt securities with remaining maturities of one year or less. Of course, during times that the Funds are investing defensively, the Funds will not be able to pursue their stated investment objectives.

Borrowing
---------
       Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

Lending of Portfolio Securities
-------------------------------
       Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

Portfolio Turnover
------------------
       Each Fund (except for Fremont Money Market Fund) may trade in securities for short-term gain whenever deemed advisable by the Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long term portfolio securities by the Fund's average month-end long term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

Shares of Investment Companies
------------------------------
       Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right.
The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940
Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load;

however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

       The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

       As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.
Illiquid and Restricted Securities

       Each Fund (other than Fremont Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." Fremont Money Market Fund may invest up to 10% of its net assets in "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund.

       "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company's Board of Trustees. Under these standards, the Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determinations.

       It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Warrants or Rights
------------------
       Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

Municipal Securities
--------------------
       Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status.

       Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations

(including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as "bonds" and short term municipal securities are typically called "notes."

       Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

       The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Municipal Notes
---------------
       Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

       Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

       Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

       Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

Commercial Paper
----------------
       Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Mortgage-Related And Other Asset-Backed Securities
--------------------------------------------------
       Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on prepayment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline;

however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed-income securities.

       A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

       Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

	A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

       A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

       Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

       Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

       Stripped Mortgage Securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

       Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

       As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Trustees.

       The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor. The Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

       In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Writing Covered Call Options
       The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund's net assets.

       A call option gives the holder (the writer) the 'right to purchase' a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already, effectively, owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund's records).

       Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. No Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

       The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

       Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

       Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

       A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

Writing Covered Put Options
---------------------------
       The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

       The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Additionally, the Funds may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

Purchasing Put Options
----------------------
       The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

       The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

       The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency.
If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

       A Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options
-----------------------
       The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire or obtain exposure to the underlying securities or currencies. Examples of such uses of call options are provided below.

       Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

       Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

Description of Futures Contracts
--------------------------------
       A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

       Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

       As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

       The Funds may enter into interest rate, S&P Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

       The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

       Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

       A Fund will not enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to "margin" (down payment) on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

       A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

       Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

Futures Contracts Generally
---------------------------
       Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, such as the Funds, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

       A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

       A Fund's futures transactions will be entered into for hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase. A Fund may also use futures to obtain market exposure, increase liquidity and hedge dividend accruals.

       "Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain a Fund's open positions in futures contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

       If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund involved will earn interest income on its margin deposits.

       The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

       At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only an approximation. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

       Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

       Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Interest Rate and/or Currency Futures Contracts, and with Respect to Fremont Global Fund, Gold Futures Contracts
--------------------------------------------------------------------
       Options on Futures Contracts are similar to options on fixed-income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

       As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to Fremont Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

Forward Currency and Options Transactions
-----------------------------------------
       A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

       A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

       If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

       Currency options may be either listed on an exchange or traded over the counter (OTC). Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

Risk Factors and Special Considerations for International Investing (All Funds except for California Intermediate Tax-Free Fund and
Fremont Money Market Fund.)
---------------------------------------------------------------------
Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

       There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

       The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

       The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S.

dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

       The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

       The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

       Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including
(i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

       A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds.

Depository Receipts
-------------------
(All Funds except for Fremont Money Market Fund.)
Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S.
dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability.
The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Certain Tax Matters." Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

Particular Risk Factors Relating to California Municipal Securities
-------------------------------------------------------------------
       The California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California's counties, municipalities, authorities or other subdivisions.

       A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and other conditions within the State; and the underlying fiscal condition of the State and its municipalities. In recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is sensitive to economic conditions, the State's revenues have been volatile. In addition, a number of political developments, voter initiatives, state constitutional amendments and legislative actions in California in recent years have subjected the State government to spending obligations and limitations and have constrained the fiscal condition of local governments by subjecting them to annual appropriation limits, by reducing and limiting the future growth of property taxes, and by limiting the ability of local governments to impose special taxes without two-thirds voter approval. In response to the fiscal constraints on local governments, the State legislature in the past has provided varying levels of aid to local governments from the State's General Fund and other sources. Consequently, the budgets of California counties and other local governments have been significantly affected by State budget decisions beyond their control and have been subject to revenue volatility which reflects that of the State. Whether legislation will be enacted in the future to either reduce or increase the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

       It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. Los Angeles County, the nation's largest county, has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. In addition, the State and local governments are party to numerous legal proceedings, many of which normally occur in governmental operations, and are or may become involved in other legal proceedings that, if decided against the State or a local government, might require significant future expenditures by, or impair the revenues of, the State or such local government.

       Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets. Large stock market declines in recent years have reduced such tax revenues.

       Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such insurance.

       California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy and significantly affect State and local government budgets.

Recent Developments
-------------------
       Slowdown of California's Economy. During 2000, California's growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

       The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% the previous year. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers in Southern California that was subsequently resolved.
A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates.

       The slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues compared to revenues previously projected. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, as of the beginning of December 2003, actual revenues in the 2003-04 fiscal year were approximately 3.6% higher than forecasted.

       Cash Flow Requirements. Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes ("RANs") in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the Department of Water Resources ("DWR") power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

       Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

       By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision to the 2003-04 Governor's Budget assumes that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of either the fiscal recovery bonds (which may be delayed by litigation) or, subject to voter approval in the March 2004 primary election, the issuance of a $15 billion deficit reduction bond. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

       California Energy Matters. Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

       Election of Governor Schwarzenegger. In July 2003, after the filing of sufficient petition signatures, a special election was called on October 7, 2003 to consider the recall of Governor Gray Davis. In a subsequent special election, Governor Davis lost his bid to remain Governor of California. On November 17, 2003, Mr. Arnold Schwarzenegger was sworn in as the new Governor of California. Shortly after being elected, Governor Schwarzenegger asked the California Legislature to send to California voters a Constitutional spending limit which would require that expenditures during fiscal year 2004-05 not exceed revenues, and an authorization for a $15 billion general obligation bond to refinance State debt. The Legislature approved these proposals in mid-December 2003, and accordingly these measures will appear on the March 2004 primary ballot.

       Southern California Wildfires. In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. However, it is believed the fires will not have a major net adverse impact on the overall economy, and any loss in the regions affected will be balanced with a surge in rebuilding, which will be financed by federal funds and private insurance.

Bond Ratings
------------
       S&P, Moody's and Fitch assign ratings to California's long term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

       The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's.
After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, ongoing structural budget impediments and, more recently, the energy situation.

       In January 2001, S&P placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, S&P removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its 'credit watch' list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody's lowered

California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from S&P, "A1" from Moody's and "AA" from Fitch.

       In December 2002, the ratings of the State's general obligation bonds were reduced by S&P and Fitch. In the summer of 2003, the ratings of S&P and Moody's were reduced. In December 2003, Moody's and Fitch again reduced their ratings of the State's general obligation bonds, citing concerns over the state's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties. As of February 3, 2004, S&P's rating was "BBB," Moody's rating was "Baa1" and Fitch's rating was "BBB." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

       There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

Guaranteed Investment Contracts
-------------------------------
       Fremont Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed-income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days notice. Like any fixed-income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

Corporate Debt Securities
(Fremont Global Fund and Fremont Bond Fund only.)
-------------------------------------------------
A Fund's
investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

       Securities which are rated BBB by S&P, Baa by Moody's or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher rated securities. The securities rated below Baa by Moody's, BBB by S&P, or the equivalent by another NRSRO (sometimes referred to as "junk bonds"), in which the Fund may invest to a limited extent, will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors.

Segregated Asset Disclosure
---------------------------
       Alternatively to maintaining a segregated account with the custodian, a Fund may earmark liquid assets on its records for segregated asset purposes.

Reduction in Bond Rating
------------------------
       Fremont Global Fund and Fremont Bond Fund may each invest up to 10% of their net assets in debt securities rated below BBB or Baa, by S&P and Moody's, respectively, but not lower than B by either (or the equivalent ratings by another NRSRO). In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa, or the equivalents thereof, are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See "Description of Bond Ratings Assigned By Standard & Poor's and Moody"s Investors Service, Inc.' for further discussion regarding bond ratings.

Concentration
-------------
       The Real Estate Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, real estate investment trusts ("REITs"). As a result, an economic, political or other change affecting one REIT also may affect other REITs. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

INVESTMENT RESTRICTIONS
=======================
The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

       The Fund may not:

       (1)	Issue senior securities.  For purposes of this restriction,
borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

       (2)	Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

       (3)	Underwrite the securities of other issuers, except to the
extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

       (4)	Purchase or sell real estate, except that the Fund may (i)
acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

       (5)	Purchase or sell commodities, except the Fund may purchase
and sell futures contracts (including futures contracts on commodities) and options thereon.

       (6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

       (7)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

       (8)	Invest more than 25% of its total assets in the securities
of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

       If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

       Unless otherwise provided, for purposes of investment restriction
(8) above, the term "industry" shall be defined by reference to the SEC Industrial Classification Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange
Commission ("SEC").

Non-Fundamental Investment Restrictions
=======================================
	The following restrictions are designated as non-fundamental with respect to each Fund and may be changed by the Board without shareholder approval.
	A Fund may not (except as noted):

	(1)	Purchase securities on margin, provided that the Fund may
obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;

	(2)	(Except Fremont Global Fund and Fremont Bond Fund)  Make
short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

Portfolio Turnover
------------------
       The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one year) are not considered when computing the portfolio turnover rate.

TRUSTEES AND OFFICERS
=====================
       The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Fund, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.
       The Trustees hold office without limit in time except that (a) any Trustee may resign; and (b) any Trustee may be removed with or without cause by action of the Trustees.
       The President, Treasurer, and Secretary of the Trust are elected by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.
       Independent Trustees: The Trustees shown in the table below are not interested persons of the Trust within the meaning of the 1940 Act ("Independent Trustees").





NAME AND DATE
OF BIRTH;
POSITION(S) 					NUMBER OF
HELD WITH 		PRINCIPAL 		FUNDS IN FUND 		OTHER
FUND AND 		OCCUPATIONS 		COMPLEX* 		DIRECTORSHIPS
LENGTH OF 		DURING PAST 5 		OVERSEEN BY 		HELD BY
TIME SERVED 		YEARS 			TRUSTEE 		TRUSTEE
------------		-------------		-------------		-------------

Jack W. Aber 		Professor of 		37 			Trustee of
DOB: 9/9/37 		Finance, Boston 				Fund (1 portfolio);
		 	University School 				Trustee of Third
Trustee since 1999 	of Management 					Avenue Trust (4
		 	(1972-Present) 					portfolios);
									Trustee of Third
									Avenue
									Variable Series
									Trust
									(1 portfolio)

William E. 		President and 		37 			Trustee of Third
Chapman, II 		Owner, Longboat 				Avenue Trust (4
DOB: 9/23/41 		Retirement 					portfolios);
			Planning Solutions				Trustee of Third
Trustee since 1999 	(1998-Present); 				Avenue
			Hewitt Associates, 				Variable Series
			LLC (part time) 				Trust
			(provider of 					(1 portfolio)
			Retirement and
			Investment
			Education
			Seminars); Interim
			Executive Vice
			President,
			QuadraMed Corp.
			(2001); President,
			Retirement Plans
			Group, Kemper
			Funds (1990-1998)



			35




Edward J. Kaier 	Partner, Hepburn 	37 			Trustee of Third
DOB: 9/23/45		Willcox Hamilton 				Avenue Trust (4
 			& Putnam (1977-					portfolios);
Trustee since 1999	Present)

									Trustee of Third
									Avenue
 									Variable Series
			36						Trust
									(1 portfolio)



Eric Rakowski 		Professor, 		37			Trustee of Third
DOB: 6/5/58 		University of 					Avenue Trust (4
			California at 					portfolios);
Trustee since 1999 	Berkeley School of 				Trustee of Third
			Law (1990-					Avenue
			Present); Visiting 				Variable Series
			Professor, Harvard 				Trust
			Law School (1998-				(1 portfolio)
			1999)



Steven J. Paggioli	Consultant (2001-	37			Trustee of
DOB: 4/3/50		Present); Executive				Professionally
			Vice President, 				Managed Portfolios
		 	Secretary and 					(15 portfolios);
		 	Director, 					Director,
 			Investment 					Sustainable
			Company 					Growth Advisors,LP
			Administration,
			LLC (1990-2001);
			Formerly Executive
			Vice President and
			Director, The
			Wadsworth Group
			(fund
			administration)
			(1986-2001); Vice
			President,
			Secretary and
			Director, First
			Fund Distributors,
			Inc. (1991-2001)



			37




Thomas R. Schneeweis 	Professor of 		37 			None
DOB: 5/10/47 		Finance, University
	 		of Massachusetts
			(1985-Present);
			Managing Director,
			CISDM at the
			University of
			Massachusetts,
			(1994-Present);
			President and
			Chief Executive
			Officer,
			Schneeweis
			Partners, LLC
			(2001-Present)







*The Managers Complex of Funds consists of all portfolio series of The Managers Funds, Managers
  AMG Funds, Managers Trust I, and Managers Trust II.

Interested Trustees:   The Trustees shown in the table below are
"interested persons" of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.




NAME AND DATE
OF BIRTH;
POSITION(S) 					NUMBER OF
HELD WITH 		PRINCIPAL 		FUNDS IN FUND 		OTHER
FUND AND 		OCCUPATIONS 		COMPLEX* 		DIRECTORSHIPS
LENGTH OF TIME 		DURING PAST 5 		OVERSEEN BY		HELD BY
SERVED 			YEARS 			TRUSTEE/OFFICER		TRUSTEE/OFFICER
--------------		-------------		---------------		---------------

John Kingston, III 	Senior Vice 		37 			None
DOB: 10/23/65 		President and
		 	General Counsel,
Trustee since 2004;	(2002-Present),
Secretary since  	Affiliated Managers
1999			Group, Inc.; Vice
			President and
			Associate General
			Counsel, Affiliated
			Managers Group,
			Inc. (1999-2002);
			Director and
			Secretary,
			Managers
			Distributors, Inc.
			(2000-Present);
			Served in a general
			counseling
			capacity, Morgan
			Stanley Dean
			Witter Investment
			Management, Inc.
			(1998-1999);
			Associate, Ropes
			and Gray (1994-
			1998)


Peter M. Lebovitz 	President and 		37 			None
DOB: 1/18/55 		Chief Executive
			Officer, The
Trustee since 2002; 	Managers Funds
President since 	LLC (1999-
1999 			Present); President,
			Managers
			Distributors, Inc.
			(2000-Present);
			Director of
			Marketing, The
			Managers Funds,
			LP (1994-1999);
			Director of
			Marketing,
			Hyperion Capital
			Management, Inc.
			(1993-1994);
			Senior Vice
			President,


			39



			Greenwich Asset
			Mgmt., Inc. (1989-
			1993)



*The Managers Complex of Funds consists of all portfolio series of The Managers Funds, Managers
  AMG Funds, Managers Trust I, and Managers Trust II.

Officers
========




				POSITION(S) HELD 		PRINCIPAL
NAME AND DATE OF 		LENGTH OF TIME 			OCCUPATIONS DURING
BIRTH 				SERVED 				PAST 5 YEARS
----------------		----------------		------------------

Galan G. Daukas 		Chief Financial Officer 	Chief Operating Officer,
DOB: 10/24/63 			since 2002			The Managers Funds LLC,
								(2002-Present); Chief
								Financial Officer, The
								Managers Funds,
								Managers Trust I and
								Managers Trust II (2002-
								Present); Chief Operating
								Officer and Chairman of
								the Management
								Committee, Harbor Capital
								Management Co., Inc.
								(2000-2002); Chief
								Operating Officer, Fleet
								Investment Advisors
								(1992-2000)

Donald S. Rumery 		Treasurer since 1999 		Director, Finance and
DOB: 5/29/58 							Planning, The Managers
 								Funds LLC, (1994-Present);
								Treasurer and Chief
								Financial Officer,
								Managers Distributors, Inc.
								(2000-Present); Treasurer,
								The Managers Funds
								(1995-Present); Secretary,
								The Managers Funds
								(1997-Present); Treasurer
								& Secretary, Managers
								Trust I & Managers Trust
								II (2000-Present)



Trustee Share Ownership
=======================



								Aggregate Dollar Range of Equity
								Securities in All Registered
								Investment Companies Overseen
								by Trustee in Family of
			Dollar Range of Equity Securities 	Investment Companies*
			in the Fund Beneficially Owned 		Beneficially Owned as of
			as of December 31, 2003 		December 31, 2003
 			---------------------------------	--------------------------------


Independent Trustees:
---------------------
Jack W. Aber 			None		 		$50,001 to $100,000
William E. Chapman, II 		None	 			Over $100,000
Edward J. Kaier 		None	 			Over $100,000
Steven J. Paggioli 		None				Over $100,000
Eric Rakowski 			None				$10,001 to $50,000
Thomas R. Schneeweis 		None				$10,001 to $50,000


Interested Trustees:
--------------------
John Kingston, III 		None	 			Over $100,000
Peter M. Lebovitz 		None	 			Over $100,000




1	The Managers Funds Family of Funds consists of Managers Trust I,
Managers AMG Funds, The Managers Funds and Managers Trust II

Audit Committee
---------------
       The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) receives and reviews communications from the auditors relating to the auditors' review of the Funds' financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust's independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors' status as "independent" under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------
       For their services as Trustees of the Trust and other mutual funds within the Managers Funds Family of Funds, the Trustees were compensated as follows:



							Total Compensation
							from the Fund
					Aggregate 	Complex
					Compensation 	Paid
					from the 	to
					Funds(a) 	Trustees (b)
					------------	------------------
Independent Trustees:
---------------------
Jack W. Aber 				None		$32,000
William E. Chapman, II 			None		$32,500
Edward J. Kaier 			None	 	$32,500
Steven J. Paggioli 			None		$26,500
Eric Rakowski 				None	 	$32,000
Thomas R. Schneeweis 			None		$26,500

Management Trustees:
--------------------
John Kingston, III 			None 		None
Peter M. Lebovitz 			None 		None


(a)	Compensation is estimated for the Funds' first full fiscal year
November 1, 2004 through October 31, 2005.

(b)	Total compensation includes estimated compensation to be paid during the 12-month period ending October 31, 2005 for services as a Trustee of Managers Trust I, Managers AMG Funds, The Managers
Funds and Managers Trust II. The Trust does not provide any pension or retirement benefits for the Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
===================================================
       As of [June 30, 2004] there were no shares of any Fund outstanding. The Funds had not commenced operations as of that date.

MANAGEMENT OF THE FUNDS
=======================
Investment Manager
------------------
       The Trustees provide broad supervision of the operations and affairs of the Trust and the Funds. The Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds pursuant to an investment management agreement (the "Investment Management Agreement"). Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG") which serves as the managing member of The Managers Funds LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Subadvisors
-----------
       The assets of the Funds are managed by the Subadvisors. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a "Subadvisory Agreement." The SEC has given the Trust an exemptive order permitting the Investment Manager to change Subadvisors without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes.

       A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC.

Management and Subadvisory Agreements
-------------------------------------
       The terms of the Management Agreement provide for the Investment Manager to have overall supervisory responsibility for each Fund's general investments and management of its assets in accordance with the Fund's investment objectives, policies and restrictions, subject to such direction as it may receive from the Trustees from time to time. The Manager is responsible for (a) selecting and recommending to the Trustees one or more Subadvisors for each Fund and for monitoring and evaluating the performance of each Subadvisor on an ongoing basis and
(b) exercising investment discretion and making all determinations with respect to any portion of a Fund's assets not assigned to a Subadvisor, including determinations regarding the purchase and sale of portfolio securities. During the term of the Management Agreement, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreement, including fees payable to Subadvisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The Investment Manager will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

       The Management Agreement has an initial two year term and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trust's Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Management Agreement terminates automatically in the event of its assignment (as defined in the 1940
Act) and may be terminated at any time, without the payment of any penalty, (i) by the vote of a majority of the Trust's Board of Trustees,
(ii) by vote of a majority of the outstanding voting securities of the Trust, or (iii) with respect to a Fund, by vote of a majority of the outstanding shares of the Fund, in each case upon sixty (60) days written notice to the Investment Manager. The Management Agreement may be terminated by the Investment Manager upon sixty (60) days written notice to the Trust.

       The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act.

       Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund's portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund's investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

       Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to its respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, the Subadvisory Agreements do not obligate a Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

       Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of the Subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a methodology considered equitable by the Subadvisors. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

       Each Subadvisory Agreement has an initial term of two years and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. Each Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

       Under the terms of each Subadvisory Agreement, the agreement may be terminated: (i) by the Investment Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) with respect to a Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days written notice to the Investment Manager and the Trust.

       Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor's reckless disregard of its obligations and duties under the Subadvisory Agreement.

Compensation of the Investment Manager and Subadvisors
------------------------------------------------------
       As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

       The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement. Under that agreement, the Investment Manager supervises the overall administration of and certain shareholder services for each Fund. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For providing these services, the Investment Manager receives a fee from each Fund of 0.25% per annum of its average daily net assets for all Funds except the Fremont Money Market Fund, which pays 0.15% per annum of its average daily net assets.

       As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund's expenses.

       Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading "Fees and Expenses" located in the front of the Funds' Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Approval of Investment Management and Subadvisory Agreements
------------------------------------------------------------
       On June 15, 2004, the Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust as defined under the 1940 Act (the "Independent Trustees"), approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreements between the Investment Manager and each Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisors, including the Funds' projected expenses and expense data for similar funds (including the series of Fremont Mutual Funds, Inc. (each, a "Predecessor Fremont Fund") proposed to be reorganized into the Funds).

       Investment Management Agreement. With respect to the Investment Management Agreement, the Trustees took into account their deliberations and conclusions with respect to the most recent continuation of Investment Management Agreements between the Trust and the Investment Manager on behalf of other series of the Trust, which occurred in May 2004. The Trustees received assurances from the Investment Manager that there had been no material changes in the information previously provided by the Investment Manager, and reviewed by the Trustees, in connection with the foregoing continuations relating to the Investment Manager's operations and personnel. Such information about the Investment Manager included, among other things, a balance sheet and income statement, biographical information on the Investment Manager's supervisory and professional staff and descriptions of the Investment Manager's organizational and management structure. With respect to the Fremont Money Market Fund, for which the Investment Manager will have day to day investment management responsibility under the Investment Management Agreement, the Trustees received information regarding the portfolio management personnel to be retained by the Investment Manager prior to commencement of the Fund's operations to manage the Fund (the "Fremont Personnel") and the performance of the applicable Predecessor Fremont Fund. In the course of their deliberations regarding the Investment Management Agreement with respect to the Funds other than the Fremont Money Market Fund, the Trustees evaluated, among other things:
(a) the Investment Manager's process for selecting Subadvisors; (b) the manner in which the Investment Manager will monitor the Subadvisors' investment performance and consistency of investment approach; (c) the Investment Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (d) the Investment Manager's compliance programs, including those related to personal investing. The Trustees also took into account the Investment Manager's undertakings to implement certain expense limitations for the Funds and that the total expense ratio of each Fund is expected to be equal to or lower than the total expense ratio of its corresponding Predecessor Fremont Fund. With respect to the Fremont Money Market Fund, the Trustees evaluated the qualifications and experience of the Fremont Personnel, including their performance managing the applicable Predecessor Fremont Fund and their experience conducting credit reviews, as well as the Investment Manager's capabilities cited in (c) and (d) of the preceding sentence.

       The Trustees reached the following conclusions regarding the Investment Management Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Investment Manager maintains appropriate compliance programs; (C) upon retaining the Fremont Personnel, the Investment Manager will be qualified to manage the Fremont Money Market Fund's assets in accordance with its objective; and (D) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Investment Management Agreement would be in the interests of the Funds and their shareholders.

       Subadvisory Agreement with Armstrong Shaw Associates, Inc. ("Armstrong"). With respect to the Subadvisory Agreement with Armstrong, subadvisor to Managers Fremont Global Fund, the Trustees relied in part on their recent review of materials in connection with the approval of Armstrong as a subadvisor to another fund in the Managers Fund Family of Funds, which occurred at the Trustees' meeting on May 16-17, 2004. The materials the Trustees reviewed included materials relating to Armstrong's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on May 16-17, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Armstrong covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the meeting on June 15, 2004, the Trustees also received a presentation from Armstrong addressing similar matters, including its assets under management of $6.2 billion (as of December 31, 2003) and its philosophy of investing in undervalued securities. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Armstrong; (b) the qualification and experience of Armstrong's personnel; (c) Armstrong's compliance programs, including those related to personal investing; (d)
(i) the particular investment strategy that Armstrong will employ in managing Fund assets (its "Investment Strategy"), and (ii) the consistency of Armstrong's adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) Armstrong's performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

       Subadvisory Agreement with First Quadrant, L.P. ("First Quadrant"). With respect to the Subadvisory Agreement with First Quadrant, subadvisor to Managers Fremont Global Fund and Managers Structured Core Fund, the Trustees relied in part on their recent review of materials in connection with the approval of First Quadrant as a subadvisor to another fund in the Managers Fund Family of Funds, which occurred at the Trustees' meeting on May 16-17, 2004. At that meeting, the Trustees reviewed materials relating to First Quadrant's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, as well as a balance sheet and income statement. At the meeting on May 16-17, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to First Quadrant covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the June 15, 2004 meeting, the Trustees also received a presentation from First Quadrant addressing similar matters, including First Quadrant's assets under management of $17.1 billion (as of December 31, 2003) and its tax-advantaged strategies for investing. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by First Quadrant; (b) the qualification and experience of First Quadrant's personnel; (c) First Quadrant's compliance programs, including those related to personal investing; (d) (i) the particular investment strategies that First Quadrant will employ in managing Fund assets (its "Investment Strategies"), and (ii) the consistency of First Quadrant's adherence to the Investment Strategies in managing accounts of its other advisory clients that have hired it to employ the Investment Strategies; (e) how the Investment Strategy would complement those of the Fund's other Subadvisors; and (f) First Quadrant's performance in employing its Investment Strategies.

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage each Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing each Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategies consistently over time; and (E) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in each interests of each Fund and its shareholders.

       Subadvisory Agreement with Jarislowsky, Fraser Limited ("Jarislowsky"). With respect to the Subadvisory Agreement with Jarislowsky, subadvisor to Managers Fremont Global Fund and Managers International Growth Fund, the Trustees reviewed materials relating to Jarislowsky's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Jarislowsky covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Jarislowsky addressing similar matters, including its operation as an investment manager since 1955, its assets under management of $33.6 billion (as of December 31, 2003) and the over 20 years of investment experience of the members of Jarislowsky's Investment Strategy Committee. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Jarislowsky; (b) the qualification and experience of Jarislowsky's personnel; (c) Jarislowsky's compliance programs, including those related to personal investing; (d) (i) the particular investment strategies that Jarislowsky will employ in managing Fund assets (its "Investment Strategies"), and (ii) the consistency of Jarislowsky's adherence to the Investment Strategies in managing accounts of its other advisory clients that have hired it to employ the Investment Strategies;
(e) how the Investment Strategies would complement those of the Fund's other Subadvisors; and (f) Jarislowsky's performance in employing its Investment Strategies (including the performance of the applicable Predecessor Fremont Funds).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage each Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing each Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategies consistently over time; and (E) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of each Fund and its shareholders.

       Subadvisory Agreement with Kern Capital Management LLC ("Kern"). With respect to the Subadvisory Agreement with Kern, subadvisor to Managers Fremont Global Fund, Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund, the Trustees relied in part on their recent review of materials in connection with the approval of Kern as a subadvisor to another fund in the Managers Fund Family of Funds, which occurred at the Trustees' meeting on May 16-17, 2004. At that meeting, the Trustees reviewed materials relating to Kern's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, as well as a balance sheet and income statement.
The Trustees also reviewed fee and performance information for the applicable Predecessor Fremont Fund at the June 15, 2004 meeting. At the meeting on May 16-17, 2004, the Trustees received a report from the

Investment Manager regarding its due diligence with respect to Kern covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Kern addressing similar matters, including the over 20 years average investment management experience of the eight members of its investment team and its assets under management of $1.8 billion (as of December 31, 2003). In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Kern; (b) the qualification and experience of Kern's personnel; (c) Kern's compliance programs, including those related to personal investing; (d) (i) the particular investment strategies that Kern will employ in managing Fund assets (its "Investment Strategies"), and (ii) the consistency of Kern's adherence to the Investment Strategies in managing accounts of its other advisory clients that have hired it to employ the Investment Strategies; (e) how the Investment Strategies would complement those of the Fund's other Subadvisors; and (f) Kern's performance in employing its Investment Strategies (including the performance of the applicable Predecessor Fremont Funds).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage each Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing each Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategies consistently over time; and (E) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of each Fund and its shareholders.

       Subadvisory Agreement with Northstar Capital Management, Inc. ("Northstar"). With respect to the Subadvisory Agreement with Northstar, subadvisor to Managers Fremont Global Fund, the Trustees reviewed materials relating to Northstar's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Northstar covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Northstar addressing similar matters, including its experience as a money manager focusing on selecting high quality, high earnings growth companies. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Northstar; (b) the qualification and experience of Northstar's personnel; (c) Northstar's compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that Northstar will employ in managing Fund assets (its "Investment Strategy"), and (ii) the consistency of Northstar's adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; (e) how the Investment Strategy would complement those of the Fund's other Subadvisors; and (f) Northstar's performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

       Subadvisory Agreement with TimesSquare Capital Management, Inc. ("TimesSquare"). With respect to the Subadvisory Agreement with TimesSquare, subadvisor to Managers Small Cap Fund, the Trustees reviewed materials relating to TimesSquare's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to TimesSquare covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from TimesSquare addressing similar matters, including its assets under management of $43.5 billion (as of December 31, 2003) and its experience as a money manager focusing on researching small-cap growth stocks. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by TimesSquare; (b) the qualification and experience of TimesSquare's personnel; (c) TimesSquare's compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that TimesSquare will employ in managing Fund assets (its "Investment Strategy"), and (ii) the consistency of TimesSquare's adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) TimesSquare's performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

       Subadvisory Agreement with Urdang Securities Management, Inc. ("Urdang"). With respect to the Subadvisory Agreement with Urdang, subadvisor to Managers Real Estate Fund, the Trustees reviewed materials relating to Urdang's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Urdang covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Urdang addressing similar matters, including its operation as an investment manager since 1987 and its strategy of investing in real estate securities with a focus on long-term value creation. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Urdang; (b) the qualification and experience of Urdang's personnel; (c) Urdang's compliance programs, including those related to personal investing; (d)
(i) the particular investment strategy that Urdang will employ in managing Fund assets (its "Investment Strategy"), and (ii) the consistency of Urdang's adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) Urdang's performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

       Subadvisory Agreement with Pacific Investment Management Company, LLC ("PIMCO"). With respect to the Subadvisory Agreement with PIMCO, subadvisor to Managers Fremont Bond Fund, the Trustees reviewed materials relating to PIMCO's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to PIMCO covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from PIMCO addressing similar matters, including its operation as an investment manager since 1971, its assets under management of $394.6 billion (as of March 31, 2004) and its experience in managing fixed income assets. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by PIMCO; (b) the qualification and experience of PIMCO's personnel; (c) PIMCO's compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that PIMCO will employ in managing Fund assets (its "Investment Strategy"), and (ii) the consistency of PIMCO's adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) PIMCO's performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

       Subadvisory Agreement with Evergreen Investment Management Company, LLC ("Evergreen"). With respect to the Subadvisory Agreement with Evergreen, subadvisor to Managers California Intermediate Tax-Free Fund, the Trustees reviewed materials relating to Evergreen's operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Evergreen covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Evergreen addressing similar matters, including its operation as an investment manager since 1983 and its experience as a money manager focusing on municipal bonds. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Evergreen; (b) the qualification and experience of Evergreen's personnel; (c) Evergreen's compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that Evergreen will employ in managing Fund assets (its "Investment Strategy"), and (ii) the consistency of Evergreen's adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) Evergreen's performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

       The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

       On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Proxy Voting Policy
-------------------
       Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund's assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a "Cash Sweep Fund"), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund's directors. Descriptions of each Subadvisor's proxy voting policies and procedures are set forth in Appendix A to this Statement of Additional Information. Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund do not intend to invest in voting securities, except that each Fund may hold shares of a Cash Sweep Fund.

       Beginning no later than August 1, 2004, each Fund's proxy voting record for the twelve month period ended June 30, 2004 will be available
(i) by calling 1-800-835-3879, (ii) on the SEC's website at http://www.sec.gov.

Code of Ethics
--------------
       The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are applicable to 'access persons' of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services / Distribution Arrangements
---------------------------------------------------
       Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

       The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

       The Distributor's principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Custodian
---------
       The Bank of New York (the "Custodian"), 100 Church Street, New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

       The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent
--------------
       PFPC Inc., [301 Bellevue Parkway, Wilmington, DE 19809], is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 61487, King of Prussia, Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Registered Public Accounting Firm
---------------------------------------------
       PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is expected to serve as the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

BROKERAGE ALLOCATION AND OTHER PRACTICES
========================================
       Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

       The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

       In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The fees of each Subadvisor are not reduced by reason of their receipt, if any, of such brokerage and research services. Generally, a Subadvisor does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The Investment Manager may direct a Subadvisor to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

       The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

       The fees of the Subadvisors are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services.

Brokerage Recapture Arrangements
--------------------------------
       The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES
==========================================
Purchasing Shares
-----------------
       Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax exempt employee welfare, pension and profit sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

       Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service.
Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

       Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Fund, will also receive that day's offering price, provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

       Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

       To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

       If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

       In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------
       Any redemption orders in proper form received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations, which have entered into special arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

       Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge, other than the 2.00% fee charged for redemptions of shares of the International Growth Fund within thirty (30) days of purchase. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case by case basis.

       If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

       Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form.
To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation,
(ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares
------------------
       An investor may exchange shares from the Funds into shares of other funds in our fund families (for a current list of these funds, call (800) 835-3879. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
---------------
       Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

       The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions
---------------------------
       Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Massachusetts Business Trust
----------------------------
       The Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

       Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

       No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund.
However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

       The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

       The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares
---------------------
       The Trust is an open end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above. The Trustees may classify or reclassify any series of the Trust into one or more classes.

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

       The shareholders of the Trust are entitled to one vote for each whole share held (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

       The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or
(2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

       The Trustees have authorized the issuance and sale to the public of shares of eleven series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

CERTAIN TAX MATTERS
===================
       The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

       EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds'in General
-------------------------------------------
       The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund has elected and intends to qualify to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the

Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets is invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

       If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

       If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------
       Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code applicable to regulated investment companies. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

       Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

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



       Options and Futures Transactions. Certain of each Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

       Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a 'mixed straddle' that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

       Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

       The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund.

Federal Income Taxation of Shareholders
---------------------------------------
       Distributions of net realized short-term capital gains by a Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such
distributions are made.   Qualified dividend income is generally
dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than

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60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In general, dividends paid by Managers Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund will not constitute qualified dividend income. In order to be eligible for the 15% maximum rate on distributions from a Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other shares of such Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

       Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. In general, dividends paid by Managers Fremont Global Fund, Managers International Growth Fund, Managers Real Estate Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund will not be eligible for the dividends received deduction.

       Any dividend declared by a Fund in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

       It is expected that Managers California Intermediate Tax-Exempt Fund will pay "exempt-interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax.
So long as this and certain other requirements are met, dividends consisting of such Fund's net tax-exempt interest income will be exempt-interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund. However, such dividends may be an item of preference for alternative minimum tax calculation purposes. Distributions from Managers California Intermediate Tax-Exempt Fund generally will not be subject to California personal income tax. Notwithstanding the foregoing, investors in Managers California Intermediate Tax-Exempt Fund should be aware, however, that they may be subject to federal and/or state income tax with respect to some distributions from the Fund.

       If a shareholder of Managers California Intermediate Tax-Exempt Fund receives exempt-interest dividends with respect to a share of such Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such share.

       Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund generally will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands and the transaction is treated as a sale for federal income tax purposes. Generally, a shareholder's gain or loss, if any, will be a long term gain or loss if the shares have been held for more than one year. Because Fremont Money Market Fund attempts to maintain a stable NAV of $1.00 per share, it is anticipated that a disposition of the shares of such Fund generally would not result in a gain or loss.

       Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may

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


constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders
--------------------
       Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

       In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund or a broker may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 28% for the calendar year 2004 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund's shares unless an appropriate IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes
-------------
       Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a share of Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year generally can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors
--------------------
       If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

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



State and Local Taxes
---------------------
       Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation
--------------
       Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

       SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE
APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA
================

Yield
-------
       The Funds may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

		Yield = 2[((a-b)/(cd) + 1)^6 - 1]

In the above formula
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	average daily number of shares outstanding during the period
		that were entitled to receive dividends
d	=	maximum offering price per share on the last day of the
		period

       The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.
Average Annual Total Return

       The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

			P (1 + T)^n = ERV

In the above formula, P = a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of the hypothetical $1,000 payment
		made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period


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



       The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.
Each investment performance figure will be carried to the nearest hundredth of one percent.

After Tax and Cumulative Returns
--------------------------------
       Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			     P(1+T)^n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the
		beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

       The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

       The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

       Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			    P(1+T)^n = ATVDR



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



In the above formula, P = a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions
		and redemption)
n	=	number of years
ATVDR 	=	ending value of a hypothetical $1,000 payment made at the
		beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

       The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

       The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for qualified dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

       The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

       The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

       Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

Additional Information
----------------------
       This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust's Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

       Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

       No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

		DESCRIPTION OF BOND RATINGS ASSIGNED BY
	 STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.
			  STANDARD & POOR'S

AAA
---------------------------------
       An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
---------------------------------
       An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
---------------------------------
       An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
---------------------------------
       An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B' 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
---------------------------------
       An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
---------------------------------
       An obligation rated 'BB' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
---------------------------------
       An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
---------------------------------
       An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
---------------------------------
       The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D
---------------------------------
       An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P
---------------------------------
       The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L
---------------------------------
       The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*
---------------------------------
       Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r
---------------------------------
       The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
---------------------------------
       Not Rated.
       Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

		  MOODY'S INVESTORS SERVICE, INC.
		  -------------------------------

Aaa
---------------------------------
       Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
---------------------------------
       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A
---------------------------------
       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
---------------------------------
       Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
---------------------------------
       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B
---------------------------------
       Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
---------------------------------
       Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
---------------------------------
       Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
---------------------------------
       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

				Appendix A
				==========


	  Summary of Subadvisors' Proxy Voting Policies
	  ---------------------------------------------

Managers Fremont Global Fund
============================
Armstrong Shaw Associates Inc. ("Armstrong Shaw")
-------------------------------------------------

On behalf of the Fund, Armstrong Shaw's Proxy Voting Committee reviews each proxy and makes decisions based on proxy research, including, but not limited to research provided by Institutional Shareholder Services ("ISS"), consultation with portfolio managers/analysts and the policies stated herein. Armstrong Shaw's proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of the Fund. A copy of Armstrong Shaw's proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit A.

Armstrong Shaw's Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw's interests and those of the Fund. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines attached as Exhibit
A. Any material conflict of interest will be resolved in the best interests the Fund.

Armstrong Shaw has designed its guidelines to ensure that proxies are voted in the best interest of the Fund. While it is impossible to anticipate every issue that may come up for a proxy vote, Armstrong Shaw has included what it believes to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

First Quadrant, L.P. ("First Quadrant")
---------------------------------------
First Quadrant votes proxies in the best interest of the Fund. First Quadrant utilizes the services of Institutional Shareholder Services ("ISS") to act as agent for the proxy process, to maintain records on proxy voting for clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of ISS' proxy voting guidelines, a summary of which is attached as Exhibit B.

First Quadrant maintains a Proxy Committee (the "Committee"), made up of senior members of management, which is responsible for deciding what is in the best interests of the Fund when determining how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant's own policies, ISS' proxy voting policies (a summary of which is attached). Any changes to the ISS voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

The adoption of the ISS proxy voting policies provides pre- determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of the Fund or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from ISS, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to ISS if First Quadrant has a material conflict of interest.

Jarislowsky, Fraser Limited ("JF")
----------------------------------
A Proxy Voting Committee, consisting of members of the firm's research team and chaired by JF's president, meets weekly to review all upcoming proxy issues and events. JF's stated goal is to accrue and enhance economic value for the Fund. JF believes that this entails voting along with the board of directors (or independent board members in cases where a conflict of interest with management or a significant owner is evident), who as shareholder representatives must act in the best interest of the shareholder. In cases where JF strongly believes that a certain proposal will unduly increase the risk level or reduce the economic value of the relevant security, and that value will be enhanced by voting against a board of directors, JF will do so. In the same vein, if JF believes that the voting of a particular proxy may reduce the economic value of the security, then JF may elect not to participate in such a vote. A copy of the policies used by JF to vote Fund proxies is attached as Exhibit C.

If there are any potential conflicts of interest, JF will notify the Fund of its voting intentions and disclose the nature of the conflict. Where needed, internal "fire walls" are established. JF votes all client proxies internally, and it uses the services of ISS for proxy alerts and analyses.

Kern Capital Management LLC
---------------------------
All proxies will be voted for the investment benefit of the Fund. For routine proxy proposals, these proposals will generally, but not always, be voted in accordance with the recommendations of company management. Routine proxies are proxies which contain proposals, which are routine and do not diminish or threaten shareholder value.
Examples include:

*	Election of Directors, number of Directors, terms of office, and
	number of share owned.
*	Selection and ratification of outside auditors
*	Frequency of Director's attendance at meeting
*	Post annual meeting reports to shareholders
*	Stock splits or fractional stock dividends
*	Change in the name of the Company
*	Number of Director's meetings held each year
*	Application for listing of securities on a stock exchange
*	Remuneration of Directors, management and employees, including
	wages, salaries, stock options, thrift, profit, or pension plans, bonuses and other incentives or compensation (except compensation proposals judged excessive may be voted against).
*	Indemnification of Officers and Directors, so long as limiting
	language is attached (no blanket indemnification). Provisions that relieve directors of liability for "breaches of the duty of loyalty" or unlawful acts will be voted against.

For non-routine proposals, these proposals will be carefully evaluated by portfolio management and voted in a manner which is believed will tend to maximize shareholder value over the long-term. Non-routine proxies are proxies that contain proposals which could diminish or threaten shareholder wealth or control. Examples include:

*	Shareholder voting
*	Acquisitions, mergers, spin-offs
*	Changes in Articles of Incorporation, State of Incorporation, by-
	laws of Code of Regulations, including but not limited to increases in number of shares authorized and waiving of pre-emptive rights.
*	Any of various actions designed to deter potential takeover by
	outside interests, such as "minimum price" restrictions, "super-majority" provisions, or staggered-year elections for Directors.
*	Any proxy solicited by non-management persons.

If a non-routine proposal is unlikely to have a material adverse impact on long-term shareholder value or to reduce shareholder rights, then the issue should be voted for in accordance with management's recommendation. Such issues might include social or environmental topics, capitalization structure and "normal" compensation plans. If the proposal is judged to have a material adverse impact on long-term shareholder value or reduce shareholder's rights, then the issue generally will be voted against. Such issues generally tend to make a company takeover more difficult or to unfairly enrich/protect management to the detriment of shareholders. Examples of such issues include:

*	Abolition of cumulative voting for boards of directors
*	Staggered terms for board of directors
*	Change in state of incorporation (if intent/result is anti-
	takeover in nature)
*	Pre-emptive rights
*	Imposition of supermajority vote
*	"Poison-pill" provisions of corporate by-laws
*	"Golden parachutes" for management or extreme/outlandish
	compensation plans
*	Various other "shark-repellant" or anti-takeover schemes.

If the proposal is one that rescinds previous anti-takeover measures in the company's by-laws or that enhances shareholder rights, then the issue will generally be voted for. Such proposals might include:

*	Confidential voting in corporate elections
*	Shareholder consideration of "golden parachute" management
	severance agreements
*	Elimination of "poison pill" management entrenchment devices
*	Alternative slates of directors (if a case can be made that it
	will lead to a more timely realization of shareholder value)

The above guidelines are not exhaustive and may not be binding in every proposal and should not supercede portfolio management's judgment as to the merits of a particular proposal. Proposed mergers and acquisitions are evaluated on a case by case basis.

Northstar Capital Management, Inc. ("Northstar")
------------------------------------------------
Northstar's Proxy Officer reviews all proxies and votes them according to the guidelines set forth in Northstar's written proxy policy (the "Northstar Guidelines"), a copy of which is attached as Exhibit D. The Proxy Officer consults with the Proxy Committee (consisting of the portfolio managers of Northstar) on proposals and issues not covered by the Northstar Guidelines. The Proxy Committee reviews these procedures and, for issues not clearly covered, decides on an appropriate policy. Northstar will generally vote pursuant to the Northstar Guidelines when conflicts of interest arise. When there are proxy proposals that give rise to a conflict of interest not covered by these policies and procedures, the Proxy Committee will meet and decide how to address the conflict, which may include (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any conflicting relationship; (iv) voting in proportion to other shareholders; or (v) voting in other ways consistent with Northstar's obligation to vote in the best interest of the Fund.

Managers Fremont Bond Fund
==========================
Pacific Investment Management Company LLC ("PIMCO")
---------------------------------------------------
PIMCO reviews each proxy to determine whether there is any conflict between its interest and those of the Fund. If no conflict exists, the proxy is forwarded to the portfolio manager responsible for the Fund. The portfolio manager then makes a recommendation as to how the proxy will be voted. Recommendations are made on a case-by-case basis with the goal being to serve the Fund's best interests. PIMCO's proxy voting policies, a copy of which is attached as Exhibit E, include a non-exclusive list of factors that may play a role in determining recommendations regarding particular proxy issues. Each portfolio manager recommendation is reviewed prior to submission.

If it is determined that a material conflict of interest exists with respect to a proxy, PIMCO will seek to resolve such conflict in the Fund's best interest by pursuing any one of the following courses of action: (i) convening an ad-hoc committee to assess and resolve the conflict, such committee to be comprised of personnel who have no direct interest in the outcome of the potential conflict; (ii) voting in accordance with the instructions/consent of the Fund after providing notice of and disclosing the conflict to the Fund; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the Fund engage another party to determine how the proxies should be voted; (v) delegating the vote to an independent third-party service provider; or (vi) voting in accordance with the factors mentioned above.

Managers Small Cap Fund
=======================
TimesSquare Capital Management, Inc. ("TimesSquare")
----------------------------------------------------
TimeSquare's Compliance Department works with portfolio managers and analysts to develop guidelines for voting on proxy proposals. These proxy voting guidelines, a copy of which is attached as Exhibit F, are reviewed and approved annually by the Proxy Voting Committee, which is composed of the CIGNA Retirement & Investment Services Chief Investment Officer, the TimesSquare President and Chief Counsel and the President of the CIGNA Funds Group. Investor Responsibility Research Center, which is responsible for the mechanics and administration of TimeSquare's proxy voting process, votes Fund proxies in accordance with TimeSquare's proxy voting guidelines. Any proposals that the guidelines indicate are handled on a case-by-case basis are referred to TimeSquare's Compliance Department which confers with equity analysts and portfolio managers to generate a recommendation for consideration by the Proxy Voting Committee.

To address potential material conflicts between the interests of TimeSquare and its affiliates and the interests of the Fund, TimeSquare has: (i) established a firewall around its equity portfolio managers and analysts, so that there is no communication between portfolio managers/analysts and CIGNA associates with respect to proxy voting issues; and (ii) developed pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Any proposals to vote in a manner inconsistent with the pre-determined guidelines must also be approved by the Proxy Voting Committee.

Managers International Growth Fund
==================================
See disclosure above regarding Jarislowsky, Fraser Limited under Managers Fremont Global Fund.

Managers Fremont Micro-Cap Fund and Managers Institutional Fremont
Micro-Cap Fund
==================================================================
See disclosure above regarding Kern Capital Management LLC under
Managers Fremont Global Fund.

Managers Structured Core Fund
=============================
See disclosure above regarding First Quadrant, L.P. under Managers Fremont Global Fund.

Managers Real Estate Fund
=========================
Urdang Securities Management, Inc.
----------------------------------
Urdang has contracted with an independent third party, Institutional Shareholder Services ("ISS"), to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit G.

			MANAGERS TRUST I
			================
			  FORM N-1A
			  =========
	          PART C.  OTHER INFORMATION
		  ==========================

Item 23.	Exhibits.
--------	---------

(a)(i)		Declaration of Trust dated December
		17, 1991.  (iii)

(a)(ii)		Amendment No. 8 to Declaration of
		Trust changing the name of the Trust
		to "Managers Trust I".  (viii)

(a)(iii)	Amendment No. 9 to Declaration of
		Trust establishing Institutional and
		Investor Shares of the First Quadrant
		Tax-Managed Equity Fund.  (ix)

(a)(iv)		Amendment No. 10 to Declaration of
		Trust establishing Managers Fremont
		Global Fund, Managers International
		Growth Fund, Managers Structured Core
		Fund, Managers Small Cap Fund,
		Managers Fremont Micro-Cap Fund,
		Managers Fremont Institutional Micro-
		Cap Fund, Managers Real Estate Fund,
		Managers Fremont Bond Fund, Managers
		California Intermediate Tax-Free
		Fund and Fremont Money Market Fund.*


(b)		By-Laws, as amended.  (viii)

(c)		Not Applicable.

(d)(i)		Fund Management Agreement between
		The Managers Funds LLC and Managers
		Trust I, dated as of August 1,
		2000.  (iv)

(d)(ii)		Form of Fund Management
		Agreement between The Managers
		Funds LLC and Managers Trust I.
		(filed herewith)

(d)(iii)	Sub-Advisory Agreement between
		The Managers Funds LLC and Smith
		Breeden Associates, Inc. dated
		August 1, 2000.  (iv)

(d)(iv)		Form of Subadvisory Agreement for
		Armstrong Shaw Associates, Inc., Jarislowsky
		Fraser Limited, Kern Capital Management LLC.,
		Northstar Capital Management, Inc.,
		TimesSquare Capital Management, Inc.,
		Urdang Securities Management, Inc.,
		Pacific Investment Management Company, LLC.,
		First Quadrant, L.P. and Evergreen
		Investment Management Company, LLC.
		(filed herewith)

(e)(i)		Distribution Agreement between Managers
		Distributors, Inc. and Managers Trust
		I dated August 1, 2000.  (v)

(e)(ii)		Form of Amendment to Distribution
		Agreement between Managers Distributors,
		Inc. and Managers Trust I.  (viii)

(e)(iii)	Form of Distribution Agreement between
		Managers Distributors, Inc. and Managers
		Trust I with respect to Managers Fremont
		Global Fund, Managers International Growth
		Fund, Managers Structured Core Fund,
		Managers Small Cap Fund, Managers
		Fremont Micro-Cap Fund, Managers
		Fremont Institutional Micro-Cap Fund,
		Managers Real Estate Fund, Managers
		Fremont Bond Fund, Managers California
		Intermediate Tax-Free Fund and
		Fremont Money Market Fund.
		(filed herewith)

(f)		Not Applicable.

(g)		Custodian Contract between The Bank
		of New York and Managers Trust I
		dated  August 5, 2002.  (vi)

(h)(i)		Administration and Shareholder
		Servicing Agreement, dated as of
		August 1, 2000.  (iv)

(h)(ii)		Transfer Agency and Service Agreement
		between The Managers Trust I and State
		Street Bank and Trust Company, dated
		as of August 1, 2000.  (iv)

(h)(iii)	Form of Expense Limitation and
		Recoupment Agreement between The
		Managers Funds LLC and Managers
		Trust I. *

(h)(iv)		Form of Administration
		and Shareholder Servicing Agreement
		with respect to Managers Fremont
		Global Fund, Managers International
		Growth Fund, Managers Structured
		Core Fund, Managers Small Cap Fund,
		Managers Fremont Micro-Cap Fund,
		Managers Fremont Institutional
		Micro-Cap Fund, Managers Real Estate
		Fund, Managers Fremont Bond Fund,
	        Managers California Intermediate
		Tax-Free Fund and Fremont Money
		Market Fund.  (filed herewith)

(h)(v)		Transfer Agency and Service Agreement
		between Managers Trust I and PFPC,
		Inc. *

(i)(i)		Opinion and consent of Goodwin
		Procter LLP with respect to
		legality of securities being
		registered.  (i)

(i)(ii)		Opinion and consent of Goodwin
		Procter LLP with respect to
		legality of securities
		being registered.  (ix)

(i)(iii)	Legal Opinion and Consent of Goodwin
		Procter LLP with respect to shares
		of (Managers Fremont Global Fund,
		Managers International Growth Fund,
		Managers Structured Core Fund,
 		Managers Small Cap Fund, Managers
		Fremont Micro-Cap Fund, Managers
		Fremont Institutional Micro-Cap Fund,
		Managers Real Estate Fund, Managers
		Fremont Bond Fund, Managers
		California Intermediate Tax-Free
		Fund and Fremont Money Market
		Fund). *

(j)		Not applicable.

(k)		Not applicable.

(l)		Initial Capital Agreements.  (i)

(m)		Plan of Distribution Pursuant to
		Rule 12b-1.  (viii)

(n)		Multiple Class Expense Allocation
		Plan adopted pursuant to Rule
	        18f-3.  (viii)

(o)(i)		Code of Ethics of Managers
		Trust I.  (iv)

(o)(ii)		Code of Ethics of The Managers
		Funds LLC and Managers
		Distributors, Inc.  (v)

(o)(iii)	Code of Ethics of First Quadrant,
		L.P.  (vii)

(o)(iv)		Code of Ethics of Armstrong Shaw
		Associates, Inc.  (filed herewith)

(o)(vi)		Code of Ethics of Jarislowsky
		Fraser Limited. *

(o)(vii)	Code of Ethics of Kern Capital
		Management LLC.  (filed herewith)

(o)(viii)	Code of Ethics of Northstar
		Capital Management, Inc.
		(filed herewith)

(o)(ix)		Code of Ethics of TimesSquare
		Capital Management, Inc.
		(filed herewith)

(o)(x)		Code of Ethics of Urdang
		Securities Management, Inc. *

(o)(xi)		Code of Ethics of Pacific
		Investment Management Company,
		LLC.  (filed herewith)

(o)(xii)	Code of Ethics of First
		Quadrant, L.P. *

(o)(xiii)	Code of Ethics of Evergreen
		Investment Management Company,
		LLC. *

(p)(i)		Power of Attorney for the
		Trustees of the Registrant.
		(vi)

(p)(ii)		Power of Attorney for the
		Officers of the Registrant.
		(vi)

-------------------------------------------
(i)	Filed as an exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909, 811-6520
	(filed April 14, 1992).

(ii)	Filed as an exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed August 1, 1995).

(iii)	Filed as an exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed July 31, 1998).

(iv)	Filed as an exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed August 1, 2000).

(v)	Filed as an exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed August 1, 2001).

(vi)	Filed as an exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed May 30, 2003).

(vii)	Filed as an exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed July 31, 2003).

(viii)	Filed as an Exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed December 31, 2003).

(ix)	Filed as an Exhibit to the Registrant's
	Registration Statement on Form N-1A,
	Registration Nos. 033-44909; 811-6520
	(filed March 1, 2004).

(*)	To be filed by amendment


Item 24.	Persons Controlled by or Under
		Common Control with Registrant.
--------	-------------------------------

		None.

Item 25.	Indemnification.
--------	----------------

		Reference is made to Article IV,
		Sections 4.2 and 4.3 of Registrant's
		Declaration of Trust with respect to
		indemnification of the trustees and
		officers of Registrant againsg
		liabilities which may be incurred
		by them in such capacities.
		Insofar as indemnification for
		liability arising under the
		Securities Act of 1933, as
		amended (the "Act"), may be
		permitted to directors, officers
		and controlling persons of the
		Registrant pursuant to the foregoing
		provisions, or otherwise, the
		Registrant has been advised that,
		in the opinion of the Securities
		and Exchange Commission ("SEC"),
		such indemnification is against
		public policy as expressed
		in the act, and is therefore,
		unenforceable.  In the event that
		a claim for indemnification against
		such liabilities (other than the
		payment by the Registrant of
		expenses incurred or paid by a
		trustee, an officer or a controlling
		person of the Registrant in the
		successful defense of any action,
		suit or proceeding) is asserted
		by such Trustee, Officer or
		controlling person in connection
		with the securities being registered,
		the Registrant will, unless in the
		opinion of its counsel the matter
		has been settled by controlling
		precedent, submit to a court of
		appropriate jurisdiction the
		question whether such
		indemnification by it is against
		public policy as expressed in the
		act and will be governed by the
		final adjudication of such issue.

		Each disinterested Trustee has
		entered into an indemnity
		agreement with the Adviser whereby
		the Adviser Indemnifies each
		disinterested Trustee against
		defense costs in connection with
		a civil claim which involves the
		Trustee by virtue of his position
		with the fund.


Item 26.	Business and Other Connections
		of Investment Adviser.
--------	------------------------------

		The Managers Funds LLC, a
		registered investment adviser,
		serves as investment adviser to
		the Trust.  The Managers Funds
		LLC is a subsidiary of
		Affiliated  Managers Group, Inc.
		("AMG") and a wholly owned
		subsidiary serves as its managing
		member.  The Managers Funds LLC
		serves exclusively as an
		investment adviser to and
		distributor of shares of investment
		companies registered under the 1940
		Act. The business and other
		connections of the Officers and
		Directors of The Managers  Funds LLC,
		are listed in Schedules A and D
		of its ADV Form  as currently on file
		with the Commission, the text of
		which schedules are hereby
		incorporated herein by reference.
		The file number of said ADV Form
		is 801-56365.

		The Managers Funds LLC has hired
		subadvisers for several series of
		the Trust.  The business and other
		connections of the Officers and
		Directors of the sub-adviser are
		listed in their respective
		Schedules A and D of their ADV
		Forms as currently on file with the
		commission, the text of which
		schedules are hereby incorporated
		herein by reference.  The subadviser
	        for Managers First Quadrant
		Tax-Managers Equity Fund, Managers
		Fremont Global Fund and Managers
		Structured Core Fund is First
		Quadrant, L.P., whose ADV Form
		file number is 801-51748.  The
		subadviser to Managers Fremont
		Global Fund is Armstrong Shaw
		Associates, Inc., whose ADV Form
		 file number is 801-20597.  The
		subadviser to Managers Fremont
		Global Fund and Managers
		International Growth Fund is
		Jarislowsky, Fraser Limited,
		whose ADV Form file number is
		 801-39502.
		The subadviser to Managers Fremont
		Global Fund, Managers Fremont
		Micro-Cap Fund and Managers
		Institutional Fremont Micro-Cap
		Fund is Kern Capital Management
		LLC, whose ADV Form file number
		is 801-54766.  The subadviser
		to Managers Fremont Global Fund
		is Northstar Capital Management,
		Inc., whose ADV Form file number
		is 801-57639.  The subadviser
		to Managers Small Cap Fund is
		TimesSquare Capital Management,
		Inc., whose ADV Form file number
		is 801-18094.  The subadviser to
		Managers Real Estate Fund is
		Urdang Securities Management, Inc.,
		whose ADV Form file number is
		801-51733.  The subadviser
		to Managers Fremont Bond Fund is
		Pacific Investment Management
		Company, LLC, whose ADV Form file
		number is 801-48187.  The
		subadviser to Managers California
		Intermediate Tax-Free Fund is
		Evergreen Investment Management
		Company, LLC, whose ADV Form file
                number is 801-8327.

Item 27.	Principal Underwriters.
--------	-----------------------

(a) 		Managers Distributors, Inc. acts
		as principalunderwriter for the
		Registrant. Managers Distributors,
		Inc.also acts as principal
		underwriter for Managers AMG Funds,
		The Managers Funds and Managers
		Trust II.

(b) 		The following information relates
		to the directors,officers and
		partners of Managers Distributors,
		Inc.:



	Name and Principal		Positions and Offices	Positions and
	Business Address		with Underwriter	Offices with Fund
	- ------------------		--------------------- 	-----------------
	Nathaniel Dalton		Director		None
	c/o Affiliated Managers
  	Group, Inc.
	600 Hale Street
	Prides Crossings, MA 01965

	Daniel J. Shea			Director		None
	c/o Affiliated Managers
 	 Group, Inc.
	600 Hale Street
	Prides Crossings, MA 01965

	John Kingston, III		Director		None
	c/o Affiliated Managers		and Secretary
 	 Group, Inc.




	600 Hale Street
	Prides Crossings, MA 01965

	Peter M. Lebovitz		President		Trustee and
	c/o The Managers Funds LLC		 		President
	800 Connecticut Avenue
	Norwalk, Connecticut 06854

	Donald S. Rumery		Treasurer		Secretary and
	c/o The Managers Funds LLC				Treasurer
	800 Connecticut Avenue
	Norwalk, Connecticut 06854




(c)	Not applicable.


Item 28.	Location of Accounts and Records.
-------		---------------------------------
		The accounts, books or other documents
		required to be maintained by Section
		31(a) of the Investment Company Act
		of 1940 and the rules thereunder
		will be kept by the Registrant at
		the following offices:

(1)		At the offices of the Registrant at
		800 Connecticut Avenue, Norwalk,
		Connecticut 06854 and at the offices
		of the Custodian, The Bank of
		New York, 100 Church Street,
		New York, New York 102086 and
		at the offices of Boston Financial
		Data Services, Inc., 1776 Heritage
		Drive, North Quincy, Massachusetts
		01171.

(2)		First Quadrant, L.P., 800 East
		Colorado Blvd, Suite 900,
		Pasadena, CA  91101.

(3)		Armstrong Shaw Associates, Inc.,
		45 Grove Street, New Canaan, CT
		06840

(4)		Jarislowsky, Fraser Limited,
		1010 Sherbrooke Street West,
		Suite 2005, Montreal
		Quebec, H3A 2R7

(5)		Kern Capital Management LLC,
		114 West 47th Street, Suite 1926,
		New York, NY  10036-1510

(6)		Northstar Capital Management,
		Inc., 4400 PGA Blvd, Suite
		600, Palm Beach Gardens, FL
		33410

(7)		TimesSquare Capital Management,
		Inc., Four Times Square, 25th
		Floor, New York, NY  10036-9998

(8)		Urdang Securities Management,
		Inc., 630 West Germantown Pike,
		Suite 300, Plymouth Meeting,
		PA  19462

(9)		Pacific Investment Management
		Company, LLC, 840 Newport
		Center Drive, Suite 100,
		Newport Beach, CA  92660

(10)		Evergreen Investment Management
		Company, LLC 200 Berkeley
		Street, Boston, MA  02116


Item 29.	Management Services.
--------	--------------------
		There are no management-related
		service contracts other than the
		Fund Management Agreement relating
		to management services described
		in Parts A and B.

Item 30.	Undertakings.
--------	-------------

(a)		The Registrant previously has
		undertaken to promptly call a
		meeting of shareholders for the
		purpose of voting upon the question
		of removal of any trustee or
		trustees when requested in writing
	        to do so by the record holders of
		not less than 10 percent of the
		Registrant's outstanding shares
		and to assist its shareholders in
		accordance with the requirements
		of Section 16(c) of the
		Investment Company Act of 1940
		relating to shareholder
		communications.

(b)		The Registrant hereby undertakes
		to furnish to each person to whom
		a prospectus is delivered a copy
		of the Registrant's latest annual
		 report to shareholders upon
		request and without charge.

=================================================================
Exhibit (d)(ii)
---------------
  	          FORM OF FUND MANAGEMENT AGREEMENT

=================================================================

		FUND MANAGEMENT AGREEMENT
		-------------------------

	THIS MANAGEMENT AGREEMENT is made as of this 1st day of August, 2000, between The Managers Trust I, a business trust organized under the laws of the Commonwealth of Massachusetts ("Company") and The Managers Funds LLC, a limited liability company organized under the laws of the State of Delaware ("Manager"). This Agreement shall not become effective as to any Series unless the shareholders of such Series approve this Agreement.

	WHEREAS, the Company operates as an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") for the purpose of investing and reinvesting the assets of certain of its series in securities pursuant to investment objectives and policies as set forth more fully in its Declaration of Trust, its By-Laws and its Registration Statement under the Investment Company Act and the Securities Act of 1933, as amended, all as amended and supplemented from time to time; and the Company desires to avail itself of the services, information, advice, assistance and facilities of a fund manager and to have a fund manager provide or perform for it various administrative management, statistical, research, portfolio manager selection, portfolio management and other services;

	WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;
and

	WHEREAS, the Manager desires to provide services to the Company in consideration of and on the terms and conditions hereinafter set forth;

	NOW, THEREFORE, Company and Manager agree as follows:

1. Employment of the Manager. The Company hereby employs the Manager to manage the investment and reinvestment of the assets of the Company's Series listed in Appendix A
(each a "Series" and collectively the "Series") in the manner set forth in Section 2 (B) of this Agreement and to administer its business and administrative operations, subject to the direction of the Trustees and the officers of the Company, for the period in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth.
The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

	A. Corporate Management and Administrative Services.
	----------------------------------------------------

(a) The Manager shall furnish to the Company adequate (i)office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Company, including complying with the securities, tax and other reporting requirements of the United States and the various states in, which the Company does business, conducting correspondence and other communications with the shareholders of the Company, and maintaining or supervising the maintenance of all internal bookkeeping, accounting and auditing services and records in connection with the company to investment and business activities. Company agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by
Section 31 of the Investment Company Act and the Rules promulgated thereunder are to be performed by Company's transfer agent, custodian or portfolio managers, and that with respect to these services Manager's obligations under this Section 2(A) are supervisory in nature only.

(b) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provisions of the services set forth in subparagraph 2 (A) (a) above, and shall bear the expense of providing such services, except as may otherwise be provided in
Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Company who are officers or employees of the Manager.


	B.  Investment Management Services.
	-----------------------------------
	(a)	The Manager shall have overall supervisory
	responsibility for the general management and investment of the assets and securities portfolio of each of the company's various Series subject to and in accordance with the investment objectives, policies and restrictions of each such Series, and any directions which the Company's Trustees may issue to the Manager from time to time.

	(b)	The Manager shall provide overall investment
	programs and strategies for the Company, and more particularly for each Series, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs. The Manager shall exercise voting authority with respect to proxies that the Fund is entitled to vote, provided that such authority may be revoked in whole or in part by the Trust at any time upon notice to the Manager and provided further that the exercise of such authority shall be subject to review by the Trustees of the Trust. The Manager shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trustees of the Trust may designate from time to time. The Manager shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Trust from time to time.

	(c)	The Company intends to appoint one or more
	persons or companies ("Portfolio Managers"), and each Portfolio Manager shall have full investment discretion and shall make all determinations with respect to the investment of the portion of the particular Series' assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Series for which it acts as Portfolio Manager.
	The Manager shall have full investment discretion and shall make all determinations with respect to the investment of any portion of a Series' assets not assigned to a Portfolio Manager and the purchase or sale of portfolio securities with those assets.

	(d)	The Manager shall evaluate Portfolio Managers
	and shall advise the Trustees of the Company of the Portfolio Managers which the Manager believes are best suited to invest the assets of each Series; shall monitor and evaluate the investment performance of each Portfolio Manager employed by each Series; shall allocate the portion of each Series' assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when appropriate; shall coordinate the investment activities of the Portfolio Managers; and shall compensate the Portfolio Managers.

	(e)	The Manager shall render regular reports to the
	Company, at regular meetings of the Trustees, of, among other things, the decisions which it has made with respect to the allocation of assets among Portfolio Managers.

	C.  	Provision of Information Necessary for
	Preparation of Securities Registration Statements,
	Amendments and Other Materials.
	--------------------------------------------------
The Manager will make available and provide financial, accounting and statistical information required by the Company in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such information as the Company may reasonably request for use in the preparation of registration statements, reports and other documents required by federal and state securities laws and such information as the Company may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Company's shares.

	D.	Other Obligations and Services.
	---------------------------------------
The Manager shall make available its officers and employees to the Trustees and officers of the Company for consultation and discussion regarding the administration and management of the Company and its investment activities.

3.  Execution and Allocation of Portfolio Brokerage
Commissions. Portfolio Managers and the Manager, subject to and in accordance with any directions the Company's
Trustees may issue from time to time, shall place, in the name of the Series of the Company for which they act as Portfolio Manager, orders for the execution of that Series' portfolio transactions. When placing such orders, the primary objective of the Manager and Portfolio

Managers shall be to obtain the best net price and execution for the series, but this requirement shall not be deemed to obligate the Manager or a Portfolio Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in the selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish brokerage and research services, (as defined in Section 28 (e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Company, the Manager and/or the Portfolio Managers in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Trustees determine as a matter of general policy that the Company will benefit, directly or indirectly, by doing so, the Manager or a Portfolio Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Company and the Manager agree that the Manager and the Portfolio Managers may select brokers for the execution of the Company's portfolio transactions from among:

	A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Company, specifically including the quotations necessary to determine the value of the Company's Series' net assets in such amount of total brokerage as may reasonably be required in light of such services;

	B. Those brokers and dealers who supply brokerage and research services to the Manager or the Portfolio Managers which relate directly to portfolio securities, actual or potential, of the Series, or which place the Manager or Portfolio Managers in a better position to make decisions in connection with the management of the Series assets and portfolio, whether or not such data may also be useful to the Manager and its affiliates, or the Portfolio Managers and their affiliates, in managing other portfolios, including other Series, or advising other clients, in such amount of total brokerage as may reasonably be required.

The Manager shall render regular reports to the Company of the total brokerage business placed and the manner in which the allocation has been accomplished.

The Manager agrees and each Portfolio Manager will be required to agree that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager's or Portfolio Managers' primary duty to obtain the best net price and execution for the Company.

4. Expenses of the Company. It is understood that the Company will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the company shall include:

	A.	Expenses of all audits by independent public
	accountants;

	B.	Expenses of transfer agent, registrars dividend
	disbursing agent and shareholder recordkeeping services;

	C.	Expenses of custodial services including
	recordkeeping services provided by the Custodian;

	D.	Expenses of obtaining quotations for calculating
	the value of the Company's net assets;

	E.	Salaries and other compensation of any of its
	executive officers and employees, if any, who are not officers, directors, stockholders or employees of the Manager;

	F.	Taxes levied against the Company;

	G.	Brokerage fees and commissions in connection with
	the purchase and sale of portfolio securities for the Company;

	H.	Costs, including the interest expense, of
	borrowing money;

	I.	Costs and/or fees incident to Trustee and
	shareholder meetings of the Company, the preparation and mailing of prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company's corporate existence, and the registration of shares with federal and state securities authorities;

	J.	Legal fees, including the legal fees related to
	the registration and continued qualification of the Company's Shares for sale;

	K.	Costs of printing stock certificates representing
	shares of the Company's various Series;

	L.	Trustees' fees and expenses of Trustees who are
	not directors, officers, employees or stockholders of the Manager or any of its affiliates; and

	M.	Its pro rata portion of the fidelity bond required
	by Section 17(g) of the Investment Company Act, or other insurance premiums.

	The Manager understands that each Series will be liable for the expenses attributable to such Series.

5.   Activities and Affiliates of the Manager.

	A.	The services of the Manager to the Company
	hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Company's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Company more favorable or preferential treatment vis-a-vis its other clients.

	B.	Subject to and in accordance with the
	Declaration of Trust and By-Laws of the Company and to Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Company as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Company as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act.

6. Compensation of the Manager. In consideration of all of the services provided and obligations assumed by the Manager pursuant to this Agreement, each Series shall pay the Manager a management fee calculated as a specified percentage of the average daily net asset value of that Series. Such fee, which shall be accrued daily and paid monthly, shall be calculated at the annual percentage rate set forth for the particular Series in Appendix B to this Agreement. Each Series shall be solely responsible for the payment of its management fee, and no Series shall be responsible for the payment of a management fee calculated for or attributable to any other Series.

7.  Liabilities of the Manager.

	A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or any Series or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

	B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Company, or the Manager, from liability in violation of Sections
	17(h) and (i) of the Investment Company Act.

8.  Renewal and Termination.

	A. This Agreement shall become effective on the date written above and shall continue in effect until the second anniversary of the date first written above. This Agreement may be continued annually thereafter for successive one year periods (a) by a vote of a majority of the outstanding shares of beneficial
	interest of each Series of the Company or 	(b)
	by a vote of a majority of the Trustees of the Company, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Company) cast in person at a meeting called for the purpose of voting on the Agreement. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations promulgated thereunder. If continuance of this Agreement is approved by less than all of the Series, it shall be deemed terminated as to those Series not giving their approval, and Appendix A and Appendix B hereto shall be appropriately amended to reflect that fact.

	B.    This Agreement

	(a)	may at any time be terminated without the
	payment of any penalty by (1) vote of the Trustees of the Company; (ii) by vote of a majority of the outstanding voting securities of the Company; or (iii) as to any Series by vote of the outstanding voting securities of such Series, on sixty (60) days written notice to the Manager;

	(b)	shall immediately terminate in the event
	of its assignment; and

	(c)	may be terminated by the Manager on sixty
	(60) days written notice to the Company.

	C.  As used in this Section 8, the terms
	"assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall, have the meanings set forth in the Investment Company
	Act.

	D. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United
States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Connecticut.

11. Amendments. This Agreement, including the Appendix hereto, may be amended by an instrument in writing signed by the parties subject to Investment Company obtaining such approvals as may be required by the Investment Company Act.

12. Limitation of Liability. The obligations of the Company hereunder are not binding upon any of the trustees, officers or shareholders of the Company individually but are binding only upon the Company and the assets and property of the Company. This Agreement is executed by the Company on behalf of each Series, and is not binding upon any other series, portfolio or other sub-unit of the Company. The assets and property of each Series shall alone be liable for that Series' obligations under this Agreement.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.






ATTEST						THE MANAGERS TRUST I
By:      __________________________		By:_________________

Name:						Name:  Donald S. Rumery
						Title: Secretary


ATTEST						THE MANAGERS FUNDS LLC
By:       __________________________		By: ___________________

Name:						Name:  Peter M. Lebovitz
						Title: President


APPENDIX A
----------

		Series Covered by Fund Management Agreement
		-------------------------------------------
The Managers Trust I:
---------------------
MANAGERS FREMONT GLOBAL FUND
MANAGERS INTERNATIONAL GROWTH FUND
MANAGERS STRUCTURED CORE FUND
MANAGERS SMALL CAP FUND
MANAGERS FREMONT MICRO-CAP FUND
MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND
MANAGERS REAL ESTATE FUND
MANAGERS FREMONT BOND FUND
MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND
FREMONT MONEY MARKET FUND

APPENDIX B
----------
Annual rate of management fees, expressed as a percentage of the average net asset value of the series:



						Annual Percentage
Name of Series					Rate of Management Fee
--------------					----------------------
MANAGERS FREMONT GLOBAL FUND 				_____%
MANAGERS INTERNATIONAL GROWTH FUND 			_____%
MANAGERS STRUCTURED CORE FUND 				_____%
MANAGERS SMALL CAP FUND 				_____%
MANAGERS FREMONT MICRO-CAP FUND 			_____%
MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND 		_____%
MANAGERS REAL ESTATE FUND 				_____%
MANAGERS FREMONT BOND FUND 				_____%
MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND 		_____%
FREMONT MONEY MARKET FUND				_____%



=================================================================
Exhibit (d)(iv)
---------------
  	     FORM OF SUB-ADVISORY AGREEMENT

=================================================================


Attention:_______________________



Re: 	Sub-Advisory Agreement


	________________________ (the "Fund") is a series of a
Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

	The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

	1. Appointment as a Sub-Advisor. The Manager, being duly authorized, hereby appoints and employs _______________________ ("Sub-Advisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Advisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Advisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

	2.  Portfolio Management Duties.

	(a)	Subject to the supervision of the Manager and of the
	Trustees of the Trust, the Sub-Advisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus"). The Sub-Advisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Sub-Advisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Sub-Advisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Sub-Advisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Sub-Advisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

	(b)	The Sub-Advisor shall maintain such books and records
	pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the
	"Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Advisor agrees that all records under the Act shall be the property of the Trust.

	(c)	The Sub-Advisor shall provide the Trust's Custodian,
	and the Manager on each business day with information relating to all transactions concerning the Fund Account.
	In addition, the Sub-Advisor shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

	(d)	The Sub-Advisor agrees to maintain adequate compliance
	procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

	(e)	The Sub-Advisor agrees to maintain an appropriate
	level of errors and omissions or professional liability insurance coverage.

	3. Allocation of Brokerage. The Sub-Advisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Advisor, and for the selection of the markets on or in which the transactions will be executed.

	(a)	In doing so, the Sub-Advisor's primary responsibility
	shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Advisor to solicit competitive bids for each transaction, and the Sub-Advisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Advisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Advisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Sub-Advisor viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

	(b)	The Manager shall have the right to request that
	specified transactions giving rise to brokerage commissions,
	in an amount to be agreed upon by the Manager and the Sub-Advisor, shall be executed by brokers and dealers that
	provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the
	best net price and execution on a particular transaction and
	(ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability
	of the brokerage and research
	services made available to the 	Fund or to the Manager for the
	benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

	(c)	The Sub-Advisor agrees that it will not execute any
	portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Advisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisors.

	4. Information Provided to the Manager and the Trust and to the Sub-Advisor

	(a)	The Sub-Advisor agrees that it will make available to
	the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Advisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

	(b)	The Sub-Advisor agrees that it will notify the Manager
	and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Advisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

	(c)	The Sub-Advisor represents that it is an investment
	adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Advisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein
	not misleading.   The Sub-Advisor agrees to maintain the
	completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Advisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

	5. Compensation. The compensation of the Sub-Advisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Advisor, and the Sub-Advisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

	6. Other Investment Activities of the Sub-Advisor. The Manager acknowledges that the Sub-Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Advisor acts in good faith and provided further, that it is the Sub-Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Advisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

	7. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Advisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Advisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

	8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor or such other steps as the Board of Trustees may deem appropriate.

	9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Advisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

	10. Effective Date; Term. This Agreement shall become effective on _______, 2004 and shall continue in effect for the initial term of two years. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

	11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Advisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the

Sub-Advisor or (iii) by the Sub-Advisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

	12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

	13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.




					THE MANAGERS FUNDS LLC



					BY:_____________________
		       			   Peter M. Lebovitz
       					   President and CEO

					DATE:	________, 2004




Accepted:



BY:	___________________________________
        [Name]
	[Title]

DATE:	________, 2004


				Acknowledged:
				THE MANAGERS TRUST I


				BY:____________________________
				Peter M. Lebovitz
	       			President and CEO


	DATE:	________, 200_

SCHEDULES:	A.  Fee Schedule.

			   SCHEDULE A
			SUB-ADVISOR FEE
			---------------

	For services provided to the Fund Account, The Managers Funds LLC will pay a base monthly fee at the annual rate of _____% of the average net assets in the Fund account during the month. Average assets shall be determined using the average daily net assets in the Fund account during the month. The fee shall be pro-rated for any month during which the contract is in effect for only a portion of the month.

=================================================================
Exhibit (e)(iii)
----------------
  	          FORM OF DISTRIBUTION AGREEMENT

=================================================================
			DISTRIBUTION AGREEMENT
			THE MANAGERS TRUST I
			--------------------

	AGREEMENT made this 1ST day of August, 2000 by and between THE MANAGERS TRUST I, a Massachusetts business trust (the "Trust"), and MANAGERS DISTRIBUTORS, INC., a Delaware corporation (the "Distributor").

			     WITNESSETH:
			     -----------

	WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and it is in the interest of the Trust to offer shares of the four separate series of the Trust, and such other series as may be created from time to time (each a "Fund," and collectively, the "Funds") for sale as described in the Prospectus and Statement of Additional information of the Trust; and

	WHEREAS, the Distributor is registered as a broker-dealer under the Securities Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"); and

	WHEREAS, the Trust and the Distributor wish to enter into an agreement with each other with respect to the offering of the Trust's shares in order to promote the growth of the Trust and facilitate distribution of its shares;

NOW, THEREFORE, it is hereby mutually agreed as follows:

	1. The Trust hereby appoints Distributor as an underwriter of the shares of beneficial interest of the Trust (the "Shares"), as an independent contractor upon the terms and conditions hereinafter set forth. Except as the Trust may from time to time agree, Distributor will act as agent for the Trust and not as principal. The Distributor shall be a representative of the Trust to act as an underwriter and distributor of Shares of the Trust sold to certain high net worth individuals, persons or entities resident outside the United States, and institutions other than banks, (collectively "Purchasers"), as agreed to by Interactive Financial Solutions, Inc. (the "Principal Underwriter").

	2. Distributor will use its best efforts to find Purchasers for the Shares, to promote the distribution of the Shares, and may obtain orders from brokers, dealers, or other persons for sales of Shares to them for the account of Purchasers. The Distributor may enter into agreements, in form and substance satisfactory to the Trust, with dealers and other persons selected by the Distributor ("Selected Dealers"), providing for the sale to such Selected Dealers and resale by them to Purchasers of Shares at the applicable public offering price. No dealer, broker, or other person shall have any authority to act as agent for the Trust; such dealer, broker, or other person shall act only as dealers for their own accounts or as agents for their customers. Nothing herein contained shall prevent the Distributor from serving as principal underwriter with other investment companies so long as those investment companies either (a) invest all of their assets in shares of the same registered investment company "core" as does the Trust (i.e., are the other "feeders" in the same "core" as the Trust); or (b) do not have the same investment objectives as any series of the Trust and the performance of the Distributor's obligations hereunder is not impaired thereby.

	3. Sales of Shares by the Distributor shall be made at the applicable public offering price determined in the manner set forth in the current Prospectus and/or Statement of Additional Information of the Trust, as amended or supplemented, at the time of the Trust's acceptance of the order for Shares of a Fund. It is understood and agreed that the applicable public offering price of Shares is currently net asset value. All orders shall be subject to acceptance by the Trust, and the Trust reserves the right in its sole discretion to reject any order received. The Trust shall not be liable to the Distributor or any other person for failure to accept any order.

	4. On all sales of Shares, the Trust shall receive the current net asset value. if sales charges are described in the then-current
Prospectus and Statement of Additional Information of the Trust, as amended or supplemented, the Distributor shall be entitled to receive such sales charges. The Distributor shall be entitled to receive additional compensation with respect to certain series of the Trust, as set forth on Schedule A attached hereto. The Distributor may reallow all or a part of any such sales charges to such brokers, dealers, or other persons as Distributor may determine. In the event that a sales charge is in effect and Shares of a Fund are redeemed or repurchased by the Trust or the Distributor as agent for the Trust, within seven business days after confirmation by the Distributor of the original purchase order, the Distributor shall pay to the Trust, for the account of that Fund, the Distributor's portion of the sales load paid on such Shares.
In such case, the Distributor shall require the dealer or other person that sold the Shares so redeemed or repurchased to refund to the Distributor the full discount allowed to the dealer or other person on the sale and, upon the receipt of such discount, the Distributor shall pay the same to the Trust, for the account of the appropriate Fund.

	5. The Trust agrees to supply to the Distributor, either directly or indirectly, promptly after the time or times at which net asset value is determined, on each day on which the New York Stock Exchange is open for business and on such other days as the Trustees of the Trust may from time to time determine (each such day being hereinafter called a "business day"), statement of the net asset value of each Fund of the Trust having been determined in the manner set forth in the then-current Prospectus and Statement of Additional information of the Trust, as amended or supplemented. Each determination of net asset value shall take effect as of the time or times on each business day as set forth in the then-current Prospectus of the Trust, as amended or supplemented, and shall prevail until the time as of which the next determination is made. The Distributor may reject any order for Shares. The Trust, or any agent of the Trust designated in writing by the trust shall be promptly advised of all purchase orders for Shares received by the Distributor. Any order may be rejected by the Trust (or its agent). The Trust (or its agent) will confirm orders upon their receipt and will make appropriate book entries. The Distributor agrees to cause payment to be delivered promptly to the Trust (or its agent).

	6. (a) All sales literature and advertisements used by the Distributor in connection with sales of Shares shall be subject to approval by the Trust. The Trust authorizes the Distributor, in connection with the sale or arranging for the sale of Shares, to provide only such information and to make only such statements or representations as are contained in the Trust's then-current Prospectus and Statement of Additional information, as amended or supplemented, or in such financial and other statements which are furnished to the Distributor pursuant to the next paragraph or as may properly be included in sales literature or advertisements in accordance with the provisions of the Securities Act of 1933 (the "1933 Act"), the 1940 Act and applicable rules of the NASD. The Trust shall not be responsible in any way for any information provided or statements or representations made by the Distributor or its representatives or agents other than the information, statements and representations described in the preceding sentence.

	(b)	The Trust shall keep the Distributor fully informed with
regard to its affairs, shall furnish the Distributor with a copy of all financial statements of the Trust and a signed copy of each report prepared for the Trust by its independent auditors, and shall cooperate fully in the efforts of the Distributor to sell the Shares and in the performance by the Distributor of all its duties under this Agreement. Copies of the then-current Prospectus and Statement of Additional Information and all amendments or supplements thereto will be supplied by the Trust to the Distributor in reasonable quantities upon request. The costs of printing Prospectuses and Statements of Additional information for prospective investors shall be borne by the Principal Underwriter.

	7. Distributor agrees to comply with the Rules of Fair Practice of the NASD.

	8.	(a)  Any of the outstanding shares may be tendered for
redemption at any time, and the Trust agrees to redeem shares so tendered in accordance with its Declaration of Trust as amended from time to time, and in accordance with the applicable provisions of the Prospectus. The price to be paid to redeem or repurchase shares shall be equal to the net asset value determined as set forth in the Prospectus. All payments by the Trust hereunder shall be made in the manner set forth in Paragraph (b) below.

	(b) The Trust shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the seventh day subsequent to its having received the notice of redemption in proper form.

	(c) Redemption of shares or payment may be suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

	9. 	The Trust has delivered to the Distributor a copy of the
Trust's Declaration of Trust as currently in effect and agrees to deliver to the Distributor any amendments thereto promptly upon the filing thereof with the Office of the Secretary of State of The
Commonwealth of Massachusetts.

	10.	The Trust represents and warrants that its Registration
Statement, post-effective amendments, Prospectus and Statement of Additional Information (excluding statements relating to the Distributor and the services it provides that are based upon information furnished by the Distributor expressly for inclusion therein) shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to the Distributor, pursuant to Section 6(b) hereof, shall be true and correct in all material respects.

	11. 	The Trust agrees to indemnify and hold harmless the
Distributor, its officers, and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Distributor, its officers, or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

	(a) any untrue statement or alleged untrue statement of a material fact contained in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or

	(b) any omission or alleged omission to state a material fact required to be stated in the Trust's Registration Statement, Prospectus or Statement of Additional Information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities, or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Trust by the Distributor for use in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), such indemnification is not applicable. In no case shall the Trust indemnify the Distributor, its officers or its controlling person as to any amounts incurred for any liability arising out of or based upon any actions for which the Distributor, its officers, or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

	12. The Distributor agrees to indemnify and hold harmless the Trust, its officers and Trustees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act against any losses, claims, damages, liabilities, and expenses (including the cost of any legal fees incurred in connection therewith) which the Trust, its officers, Trustees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Trust's Registration Statement, Prospectus or Statement of Additional information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished, or confirmed in writing, to the Trust by the Distributor for use therein.

	13. The Distributor shall bear the expense of preparing, printing and distributing advertising and sales literature for Purchasers, and of distributing Prospectuses and Statements of Additional information in connection with the sale or offering of Shares to Purchasers. The Trust shall bear the expense of registering Shares under the 1933 Act and the Trust under the 1940 Act, qualifying shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of Prospectuses, Statements of Additional Information and reports required to be filed with the SEC and other authorities, the preparation, printing and mailing of Prospectuses and Statements of Additional Information to shareholders of the Trust, and the direct expenses of the issue of Shares.

	14. (a) This Agreement shall become effective on the date hereof and shall remain in full force and effect until March 31, 2002, and may be continued from year to year thereafter; provided, that such continuance shall be specifically approved no less frequently than annually by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, and in either case, also by a majority of the Trustees who are not interested persons of the Trust or the Distributor ("Disinterested Trustees"). If such continuance is not approved, the Agreement shall terminate upon the date specified by the Trustees in written notice to the Distributor, which shall be no more an 60 days after the date upon which such notice of non-renewal is delivered personally or mailed registered mail, postage prepaid, to the Distributor. This Agreement may be amended with the approval of the Trustees or a majority of the outstanding voting securities of the Trust, provided that in either case, such amendment shall also be approved by a majority of the Disinterested Trustees.

	(b) If the Trustees determine in good faith that there is reasonable cause to believe that the Distributor is violating applicable federal or state law in connection with the distribution of shares of the Trust and, after written notice to Distributor of such violation which Distributor fails to cure to the satisfaction of the Trustees within 10 days of receipt of such notice, the Trustees determine that the continuation in effect of this Agreement will result in further such violations, to the detriment of the Trust or its shareholders, then this Agreement may be terminated by the Trust without payment of any penalty. Such termination may be effected by written notice delivered personally or mailed registered mail, postage prepaid, to the Distributor.

	(c) This Agreement shall automatically terminate if it is assigned by the Distributor.

	(d) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities," as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Trust and the Distributor may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Paragraph 14(d). Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective in contravention of any applicable federal or state law regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.

	(e) This Agreement is made in the State of Connecticut and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Connecticut.

	(f) This Agreement is made by the Trust pursuant to authority granted by the Trustees and the obligations created hereby are not binding on any of the Trustees or shareholders of the Trust, individually, but bind only assets belonging to the Trust.

	IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Norwalk, Connecticut, on the day and year first written above.

THE MANAGERS TRUST I



By:  __________________________________________

Title:  ____________________________________







MANAGERS DISTRIBUTORS, INC.

By:  _________________________________________

Title:  _______________________________

			SCHEDULE A
			----------


The Distributor shall be entitled to receive, in addition to any sales charges described in the then-current Prospectus and Statement of Additional Information of the Trust, ____% of the average daily value of net assets represented by shares of the following series of the Trust:

=================================================================
Exhibit (h)(iv)
---------------
  	            FORM OF ADMINISTRATION AND
		  SHAREHOLDER SERVICING AGREEMENT

=================================================================

	 ADMINISTRATION AND SHAREHOLDER SERVICING AGREEMENT
         --------------------------------------------------

AGREEMENT, made as of this _____ day of _______, 2004 by and between Managers Trust I, a Massachusetts business trust (the "Trust") composed of multiple separate series and The Managers Funds LLC, a limited liability company organized under the laws of the State of Delaware (the "Management Company"), with respect to each separate series of the Trust identified from time to time on Schedule A (each a "Fund" and together the "Funds").

                          WITNESSETH:
                          -----------

WHEREAS, the Trust proposes to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust requires shareholder and shareholder-related services in respect of the Funds and the Management Company has developed the capability to provide, and is currently providing, certain of the services required by the Trust; and

WHEREAS, the Trust desires to engage the Management
Company to continue to provide such services to the Trust and Funds shareholders and to provide certain other services which are now and may hereafter be required by the Trust in respect of the Funds on the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the premises and the promises hereinafter set forth, the Trust and the Management
Company agree as follows:

1.	Shareholder and Shareholder-Related Services to be
Provided. As may be required by the Trust, Fund shareholders or Fund shareholder representatives such as bank trust departments and registered investment advisers ("Shareholder Representatives"):
   (a) The Management Company shall provide directly or supervise and assist securities dealers in connection with the provision of shareholder services, consisting of:

       (i)  processing and/or coordinating Fund
            share purchases and redemption requests
            transmitted or delivered to the office
            of the Management Company;

       (ii) coordinating and implementing bank-to-bank wire transfers in connection with Fund share purchases and redemption;

       (iii)executing orders under any offer of exchange offered by the Trust involving concurrent purchases and redemptions of shares of one or more Funds and shares of another Fund or of other investment companies;

       (iv) responding to telephonic and in-person inquiries from shareholders or
            Shareholder Representatives requesting
            information regarding matters such as
            shareholder account or transaction
            status, net asset value of Fund shares,
            Fund performance, Fund services, plans
            and options, Fund investment policies,
            Fund portfolio holdings and Fund
            distributions and taxation thereof;

       (v)  dealing with complaints and
            correspondence from shareholders or
            Shareholder Representatives directed to
            or brought to the attention of the
            Management Company;

       (vi) omnibus level support for Shareholder
            Representatives who perform sub-
            accounting for shares held of record by
            Shareholder Representatives for the
            benefit of other beneficial owners.
            Such sub-accounting includes
            establishing and maintaining accounts
            and records (such as back-up
            withholding and tax identification
            number certifications) for such
            beneficial owners, and providing
            periodic statements of account to such
            beneficial owners, including combined
            statements showing such beneficial
            owners' holdings in all Funds combined.

(b) The Management Company shall provide services in connection with soliciting and gathering shareholder proxies and otherwise communicating with shareholders and Shareholder Representatives in connection with meetings of the shareholders.

(c) The Management Company shall provide services in connection with such other shareholder and shareholder-related services, whether similar to or different from those described in Subparagraphs (a) and (b) of this Paragraph 1, as the parties may from time to time agree in writing.

     2. Other Services to be Provided.  The Management
Company shall provide such other services required by the Trust as the parties may from time to time agree in writing are appropriate to be provided under this Agreement. In the event that the Management Company provides any services to the Trust, or pays or assumes any Trust expense, which the Management Company is not obligated to provide, pay or assume under this Agreement, the Management Company shall not be obligated hereby to provide the same or any similar service to the Trust or to pay or assume the same or any similar Trust expense in the future; provided that nothing herein contained shall be deemed to relieve the Management Company of any obligation to the Trust or any Fund under any separate agreement or arrangement between the parties.

     3.	Shareholder Servicing Fees.  As compensation for
all services provided and expenses paid or assumed by the Management Company under this Agreement, the Trust shall pay the Management Company monthly fees from the average daily net assets of the Fund at the annual rates and in respect of the share classes set forth in Schedule B, or at such lower rate as may be established by a vote of the Trustees. The fees for each month shall be payable on the last business day of that calendar month.

     4.	Manner of Providing Services.  The Management
Company may provide services under this Agreement through its own personnel or by purchasing such services from a third party. If a third party is retained to provide services, any fees payable to such third party shall be paid by the Management Company.

     5.	Retention of Sub-Agents.  The Management Company
may, in its discretion, retain the services of one or more sub-agents to provide some or all of the services contemplated by this Agreement. Such sub-agents shall be compensated by the Management Company out of the fees it receives under this Agreement, or out of its other resources. Sub-Agents may also serve as Shareholder Representatives, provided that any agreement pursuant to which a Shareholder Representative serves as a Sub-Agent shall be substantially in the form attached hereto as Exhibit A or in another form approved by the Trustees of the Trust.

      6. Trust Ownership of Records. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission [under Section 31(a) of the Act and maintained and preserved by the Management Company on behalf of the Trust], including any such records maintained by the Management Company in connection with the performance of its obligations hereunder, are the property of the Trust and shall be surrendered by the Management Company promptly on request by the Trust; provided that the Management Company may at its own expense, make and retain copies of any such records.

      7. Management Company Ownership of Software and
Related Materials. All computer programs, written procedures and similar items developed or acquired and used by the Management Company in performing its obligations under this Agreement shall be the property of the Management Company, and the Trust will not acquire any ownership interest therein or property rights with respect thereto.

      8. Confidentiality. The Management Company agrees, on its own behalf and on behalf of its employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relates to the Trust or to any of the Trust's former, current or prospective shareholders, except that the Management Company may deliver records or divulge information when requested to do so by duly constituted authorities after prior notification to and approval in writing by the Trust (which approval will not be unreasonably withheld and may not be withheld by the Trust where the Management Company advises the Trust that it may be exposed to civil or criminal contempt proceedings or other penalties for failure to comply with such request) or whenever requested in writing to do so by the Trust.

      9. Services to Other Clients. Nothing herein contained shall limit the freedom of the Management Company or any affiliated person of the Management Company to render services of the types contemplated hereby to other persons, firms or corporations, including but not limited to other investment companies, or to engage in other business activities.

      10. Management Company Actions in Reliance on Trust
Instructions, Legal Opinions, Etc.: Trust Compliance with Law.

      (a) The Management Company may at any time apply to an officer of the Trust for instructions, and may consult with legal counsel for the Trust or with the Management Company's own legal counsel, in respect of any matter arising in connection with this Agreement; and the Management Company shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel. The Management Company shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by the Trust or such legal counsel which the Management Company believes to be genuine and to have been signed by the proper person or persons, and the Management Company shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Trust.

      (b) Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to the Trust by the Management Company, the Trust assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and Statement of Additional Information, and full responsibility for other documents or actions required for compliance with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other applicable laws, rules and regulations of governmental authorities having jurisdiction over the Trust.

       11. Liability of Management Company. The Management Company shall not be liable to the Trust for any action taken or omitted to be taken by the Management Company or its employees, agents or contractors in carrying out the provisions of this Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of the Management Company, or its employees, agents or contractors.

       12. Indemnification by Trust. The Trust shall indemnify the Management Company and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Management Company which result from: (i) any claim, action suit or proceeding in connection with the Management Company's entry into or performance of this Agreement; or (ii) any action taken or omission to at committed by the Management Company in the performance of its obligations hereunder; or (iii) any action of the Management Company taken upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust; provided, that the Management Company shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Management Company, or its employees, agents or contractors. Before confessing any claim against it which may be subject to indemnification by the Trust hereunder, the Management Company shall give the Trust reasonable opportunity to defend against such claim in its own name or in the name of the Management Company.

       13. Indemnification by Management Company. The Management Company shall indemnify the Trust and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Trust which result from: (i) the Management Company's failure to comply with the terms of this Agreement;
(ii) the Management Company's lack of good faith in performing its obligations hereunder; (iii) the negligence or misconduct of the Management Company, or its employees, agents or contractors in connection herewith. The Trust shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Management Company, or any affiliated person of an affiliated person of the Management Company, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Management Company, any affiliated person of the Management Company, or any affiliated person of an affiliated person of the Management Company. Before confessing any claim against it which may be subject to indemnification hereunder, the Trust shall give the Management Company reasonable opportunity to defend against such claim in its own name or in the name of the Trust.

       14. Effect of Agreement. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

       15. Term of Agreement. The term of the Agreement shall begin on the date first above written, and shall continue in effect for a one-year term unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to the Trust from year to year, subject to termination provisions and all other terms and conditions hereof; provided such continuance with respect to the Trust is approved at least annually by the Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust; and provided further, that the Management Company shall not have notified the Trust in writing at least one hundred and twenty (120) days prior to the anniversary of the Agreement in any year that it does not desire such continuation. The Management Company shall furnish to the Trust, promptly upon its request, such information (including the Management Company's costs of delivering the services provided to the Trust hereunder) as may reasonably be necessary to enable the Trust's Trustees to evaluate the terms of this Agreement or any extension, renewal or amendment hereof. The Management Company shall permit the Trust and its accountants, counsel or other representatives to review its books and records relating to the services provided hereunder at reasonable intervals during normal business hours upon reasonable notice requesting such review.

       16. Amendment and Assignment of Agreement. This Agreement may be amended only by a written instrument signed by the parties hereto. This Agreement may not be assigned by the Management Company, and the Management Company may not assign or transfer any interest hereunder, voluntarily, by operation of law or otherwise, without the prior written consent of the Trust's Trustees. Any amendment hereof and any consent by the Trust to any assignment hereof or assignment or transfer of any interest hereunder by the Management Company shall not be effective unless and until authorized by the Trust's Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust.

       17. Termination of Agreement. This Agreement may be terminated at any month-end, without the payment of any penalty, by the Management Company upon at least one hundred and twenty (120) days' prior written notice to the Trust, or by the Trust upon at least thirty (30) days' prior written notice to the Management Company; provided, that in the case of termination by the Trust, such action shall have been authorized by the Trust's Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust.
This Agreement shall automatically and immediately terminate in the event of its assignment by the Management Company, or the Management Company's assignment or transfer of any interest hereunder, without the prior written consent of the Trust as provided in Paragraph 17 hereof.

       18. Interpretation and Definition of Terms. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "interested persons," "assignment" and "affiliated person," as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Trust and the Management Company may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Paragraph
19. Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective if in contravention of any applicable federal or state law or regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.

       19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

       20. Execution in Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       21. Choice of Law. Except insofar as the Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

       22. Limitation of Liability. The parties expressly agree that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the Trust estate, as provided in the Trust's Amended and Restated Declaration of Trust. Any authorization by the Trustees or shareholders of the Trust, acting as such, to execute or deliver this Agreement or both, shall not be deemed to have been made by any of them individually or impose any liability on any of them personally, but shall bind only the Trust Estate as provided in the Trust's Amended and Restated Declaration of Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    MANAGERS TRUST I

                                    By: ___________________

                                        ___________________
                                              Title

                                    THE MANAGERS FUNDS LLC

                                    By: ___________________

                                        ___________________
                                              Title

                          EXHIBIT A
                          ---------

                 FORM OF SERVICE AGREEMENT
                 with respect to shares of
                      Managers Trust I

The Managers Funds LLC
800 Connecticut Avenue
Norwalk, CT 06854

Gentlemen:

We understand that you are party, with Managers Trust I
(the "Trust"), to a Shareholder Servicing Agreement (the "Servicing Agreement") , made as of the _____ day of _____, 2004. The Trust is registered as in investment company under the Investment Company Act of 1940, as amended (the "Act").
The Servicing Agreement provides that you, or a third party retained and paid by you, shall provide certain specified services to the Trust with respect to each separate series of the Trust identified from time to time on Schedule A (each a Fund and together the "Funds"), its shareholders or its shareholder representatives such as bank trust departments and registered investment advisers. You wish to retain us to provide certain of such services under the Servicing Agreement, upon the terms and conditions set forth herein.

  1. We shall provide such of the following shareholder and administration services ("Servicing") for each of our clients who own of record or beneficially, shares of the Funds (a "Client"), as you may require: answering Client inquiries regarding the Funds; assisting Clients in changing dividend options, account designations and addresses; performing sub-accounting for Clients who do not own their shares of record, including establishing and maintaining accounts and records (such as back-up withholding and tax identification number certifications), and providing such Clients with periodic statements of account showing holdings in all Funds and other series of the Trust combined; arranging for bank wires; and obtaining such other information and performing such services as you or the Client reasonably may request, to the extent we are permitted by applicable statute, rule or regulation and by the terms of the Servicing Agreement, as the same may be amended from time to time.

  2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial to assist us in servicing Clients' accounts.

  3. Neither we nor any of our employees or agents are authorized to make any representation concerning the Trust or the Funds except those contained in the Trust's then current Prospectus and Statement of Additional Information. In performing services under this Agreement, we shall act as independent contractors and we shall have no authority to act as agent for the Trust or you.

  4. In consideration of the services and facilities described herein, we shall be entitled to receive fees as set forth in Schedule B attached hereto. We understand that the payment of fees has been authorized pursuant to the Servicing Agreement and that such fees will be paid by you only so long as this Agreement and the Servicing Agreement are in effect.

  5. We shall be liable for our own acts and omissions caused by our willful misfeasance, bad faith, or negligence in the performance our duties, or by our reckless disregard of our obligations under this Agreement, and nothing herein shall protect us against any such liability to you, the Trust or its shareholders.

  6. This Agreement shall commence upon acceptance by you, as evidenced by your signature below, and shall continue in effect until the earlier to occur of termination of the Servicing Agreement and the expiration of a period of sixty
(60) days following written notice of termination by either party to the other.

  7. All communications to you shall be sent to you at your offices, 800 Connecticut Avenue, Norwalk, Connecticut 06854,
Attention: Donald S. Rumery, and shall be duly given if mailed first class mail and postage prepaid. Any notice to us shall be duly given if mailed first class mail and postage prepaid, telecopied with a copy to follow first class, or telegraphed to us at the address shown in this Agreement.

  8. We hereby represent and warrant to you that the execution, delivery and performance of our obligations under this Agreement have been duly authorized, and that this Agreement us valid, binding and enforceable against us on accordance with its terms.

  9. This Agreement shall be subject to all applicable provisions of law, including, without being limited to, the applicable provisions of the Act, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended; and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

  10. This Agreement shall be construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except to the extent that any applicable provisions of federal law shall be controlling, or shall be deemed to govern the construction, validity and effect of this contract.


                                Very truly yours,

                 -----------------------------------------------
                 Service Organization Name (Please Print or Type)


                 -----------------------------------------------
                                     Address

                 -----------------------------------------------
			City		State		Zip Code


Date ___________ By ____________________________________________
				Authorized Signature

NOTE: Please return both signed copies of this Agreement to The Managers Funds LLC. Upon acceptance, one countersigned copy will be returned for your files.

                                        Accepted:

                                        THE MANAGERS FUNDS LLC

                                        Date  ____________________

                                        By  ______________________

                          SCHEDULE A

Series Covered by Administration and Shareholder Servicing
Agreement

MANAGERS FREMONT GLOBAL FUND
MANAGERS INTERNATIONAL GROWTH FUND
MANAGERS STRUCTURED CORE FUND
MANAGERS SMALL CAP FUND
MANAGERS FREMONT MICRO-CAP FUND
MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND
MANAGERS REAL ESTATE FUND
MANAGERS FREMONT BOND FUND
MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND
FREMONT MONEY MARKET FUND

                          SCHEDULE B

Annual fee expressed as a percentage of average net assets

                                	     Annual Percentage
Name of Series                  		   Rate of Fee
----------------------------      	     -----------------
MANAGERS FREMONT GLOBAL FUND 				_____%
MANAGERS INTERNATIONAL GROWTH FUND 			_____%
MANAGERS STRUCTURED CORE FUND 				_____%
MANAGERS SMALL CAP FUND 				_____%
MANAGERS FREMONT MICRO-CAP FUND 			_____%
MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND 		_____%
MANAGERS REAL ESTATE FUND 				_____%
MANAGERS FREMONT BOND FUND 				_____%
MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND 		_____%
FREMONT MONEY MARKET FUND				_____%

=================================================================
Exhibit (o)(iv)
---------------
  	                CODE OF ETHICS
		 ARMSTRONG SHAW ASSOCIATES, INC.

=================================================================



			ARMSTRONG SHAW ASSOCIATES INC.
                 45 GROVE STREET o NEW CANAAN, CONNECTICUT 06840


MANAGING DIRECTORS:                                        PHONE: (203) 972-9600
     JEFFREY M. SHAW                                        FAX:  (203) 972-9630
     MONICA C. GRADY
     TODD W.D. CRYSTAL
     STEPHAN J. WEINBERGER
     BRUCE CRYSTAL

                                 CODE OF ETHICS

                                                                     August 2001

I.   INTRODUCTION

     Armstrong Shaw Associates Inc. ("ASA") is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). As a registered investment adviser, ASA is subject to the Advisers Act and to the rules and regulations promulgated thereunder. The Securities and Exchange Commission has jurisdiction to enforce the Advisers Act and its rules and regulations.

     Where ASA handles the accounts of United States pension plans, it is also subject to the Employees Retirement Income Security Act of 1974 ("ERISA") and the rules and regulations promulgated thereunder, under the jurisdiction of the United States Department of Labor.

     As a registered investment advisor, ASA owes a duty of loyalty to each of its clients, which requires that the firm serve the best interests of its clients at all times. ASA's access person shall always place the interests of clients ahead of their own. Armstrong Shaw Associates will not tolerate illegal or improper actions undertaken either for personal benefit or in a misguided effort to achieve gains on behalf of the firm or its clients.

     Each access person must review this manual and abide by its terms. Of course, there will always be situations not covered by this manual, and some situations may have compliance or regulatory implications that become apparent only upon examination. Therefore, you should consult the Compliance Department whenever you are in doubt about the proper way to respond to the situation.

II.  PURPOSE

     This Code of Ethics (the "Code") has been adopted in accordance with Rule 17j-1(b) under the Investment Company Act of 1940 (the "Act"), as amended. The purpose of this Code is to provide regulations and procedures consistent with the Act, and Rule 17j-1 thereunder. In addition to the various laws and regulations covering our activities, it is clearly in our best interest as a professional investment advisory organization to avoid potential conflicts of interest or even the appearance of such conflicts with respect to the conduct of our officers and Access persons. While it is not possible to anticipate all instances of potential conflict, the standard is clear.

     Rule 17j-1(a) sets forth the following general prohibitions:

     It shall be unlawful for any access person of ASA in connection with the purchase or sale, directly or indirectly, of a security held or to be acquired, as defined in the Rule, to:

     1.   employ any device, scheme or artifice to defraud;

     2. make any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     3. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit; or

     4.   engage in any manipulative practice.

III. GENERAL PRINCIPLES

     It is the policy of ASA that no access person shall engage in any act, practice or course of conduct that would violate the provisions of the Investment Advisors Act or, with respect to those clients that are Investment Companies, Section 17(j) of the Investment Company Act of 1940, as amended (the "1940 Act").

     Our aim is to be as flexible as possible in our organization and our internal procedures, while simultaneously protecting our organization and our clients from the damage that could arise from a situation involving a real or apparent conflict of interest. As a general principle, it is imperative that those who work on behalf of ASA avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interests of clients.

     While it is not possible to specifically define and prescribe rules regarding all possible cases in which conflicts might arise, this Code is designed to set forth our policy regarding access person conduct in those situations in which conflicts are most likely to develop. As you consider the more detailed portions of the Code below, you should keep in mind the following fundamental fiduciary principles that govern personal investment activities:

     A. The interests of the shareholders must come first. In any decision relating to your personal investments, you must scrupulously avoid serving your own interests ahead of those of the shareholders.

     B. Personal investments should comport with both the letter and the spirit of this Code, and should avoid any actual or potential conflicts of interest.

     C. Access persons should not take inappropriate advantage of their position.

     Individual security transactions by access persons of ASA must be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an access person's position of trust and responsibility. Further, access persons should not take inappropriate advantage of their positions with or on behalf of any client of ASA.

IV.  DEFINITIONS

     A.   "Adviser" means Armstrong Shaw Associates Inc. ("ASA").

     B.   "Access Person" means any director, officer, or employee of ASA.

     C. "Beneficial Ownership" shall be interpreted to include any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares a direct or indirect pecuniary interest in the security. As set forth in Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, the term "pecuniary interest" in securities shall mean the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities.

     D. "Control" shall have the same meaning as that set forth in Section 2(a) (9) of the Act.

     E. "Investment Company" means a company registered as such under the Act or any series thereof for which ASA is an investment adviser or sub-advisor.

     F.   "Inside information" means material non-public information.

     G.   "Personal  Securities  Transactions"  means transactions in Securities
          (i) for your own account, including IRAs, or (ii) for an account in which you have indirect beneficial ownership, unless you have no direct or indirect influence or control over the account. Accounts involving family (including husband, wife, minor children or other dependent relatives), or accounts in which you have a beneficial interest (such as a trust of which you are an income or principal beneficiary) are included within the meaning of "indirect beneficial interest."

     H. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security, the conversion of a convertible security, and the exercise of a warrant for the purchase of a security.

     I. The term "Review Officer" shall mean the officer or employee of ASA designated from time to time by ASA to receive and review reports of purchases and sales by access persons. The term "Alternate Review Officer" shall mean the officer of ASA designated from time to time by ASA to receive and review reports of purchases and sales by the Review Officer, and who shall act in all respects in the manner prescribed herein for the Review Officer.

     J. "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include (i) direct obligations of the Government of the United States, (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, and other money market instruments as may be designated  from  time to time by ASA,  and  (iii)  shares  issued  by registered open-end investment companies (including shares of registered open-end investment companies that are traded on an exchange).

V.   SUBSTANTIVE RESTRICTIONS ON PERSONAL TRADING ACTIVITIES

     A. No access person shall purchase or sell, directly or indirectly, any security that he or she knows, or should have known at the time of such purchase or sale, is part of a buy or sell program being conducted by the firm.

     B.   All access  persons  are  required  to clear in  advance,  through the
          trading  compliance   director,   the  following  personal  securities
          transactions prior to execution:

          1.   Initial Public Offerings

          2.   Private Placements

          3. Purchases and sales in securities with a market cap in excess of $1 billion and where the total trade amount will be in excess of $200,000.

     C. No access person shall reveal to any other person (except in the normal course of his or her duties on behalf of ASA) any information regarding any client interests or actual or contemplated securities transactions, investment decisions or research priorities of ASA.

     D. No access person shall trade on "inside information." While the law concerning insider trading is not static, it is generally understood that the law prohibits: 1) trading by an insider while in possession of inside information, 2) trading by a non-insider while in possession of inside information where the information was either disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, and 3) communicating material non-public information to others. "Insiders" include officers, directors and employees of a company, as well as "temporary insiders" who enter into a special confidential relationship in the conduct of a company's affairs and as a result gain access to information solely for the company's purpose. Temporary insiders can include, for example, lawyers, accountants, advisers, consultants and employees of such persons. Trading on inside information is not a basis for liability unless the information is material; i.e., information for which there is a substantial likelihood that a reasonable investor would consider such information important in making his or her investment decisions, or information that is reasonably certain to have substantial effect on the price of the company's securities. Such information would include, for example, dividend changes, earnings estimates, changes in previously released earnings estimates, merger or acquisition proposals or agreements, major litigation, liquidation problems and extraordinary management developments. Material information does not have to relate to a company's business per se; for example, courts have found information respecting the contents of forthcoming newspaper columns to be material. In addition, the information must be non-public; i.e., not effectively communicated to the marketplace. One must be able to point to some fact; e.g., an SEC filing, to show that the information is generally public.

VI.  PERSONAL SECURITIES HOLDING AND TRADING REPORTING REQUIREMENTS

     A. Initial Holdings Report. No later than 10 days after becoming an access person of Armstrong Shaw Associates, every access person shall report to the Review Officer the following information:

          1. The title, the interest rate and maturity date (if applicable), number of shares and principal amount of each security in which the access person had any beneficial ownership when the person became an access person.

          2. The name of any broker, dealer or bank with whom the access person maintained an account in which any securities were held for the direct or indirect benefit of the access person as of the date the person became an access person.

          3.   The date that the report is submitted by the access person.


     B. Quarterly Transaction Reports. No later than 10 days after the end of each calendar quarter, every access person shall report to the Review Officer the following information:

          1. With respect to any transaction during the quarter in which the access person had any direct or indirect beneficial ownership:

               a. The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each security involved.

               b. The nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition).

               c. The price of the security at which the transaction was effected.

               d. The name of the broker, dealer or bank with or through which transaction was effected.

               e.   The date that the report is submitted by the access person.

          2. With respect to any account established by the access person in which any securities were held during the quarter for the direct or indirect benefit of the access person:

               a. The name of the broker, dealer or bank with whom the access person established the account.

               b.   The date the account was established.

               c.   The date the report is submitted by the access person.

          C. Annual Holdings Report. Annually, every access person shall report and certify to the Review Officer the following information (which information must be current as of a date no more than 30 days before the report is submitted):

               1. The title, number of shares and principal amount of each security transaction in which the access person had any direct or indirect beneficial ownership.

               2. The name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the Access person.

               3.   The date that the report is submitted by the access person.

               4. Every access person shall execute an Annual Certification of Compliance with Code of Ethics form (see Attachment A at the end of this document for a blank copy) as of the same date as the Annual Holdings Report.

          D.   Excepted   Securities  and  Funds.   Because   certain  types  of
               securities do not present the opportunity for the type of improper trading activities this Code of Ethics is designed to prevent, the following are excepted from coverage and therefore from reporting requirements:

               1.   Money market fund investments

               2. Direct obligations of the government of the United States (U.S. and securities guaranteed by the U.S. Government.

               3.   Bankers'   acceptances,   bank   certificates   of  deposit,
                    commercial paper, high quality short-term debt, instruments including repurchase agreements.

               4.   Securities of publicly-traded, open-ended mutual funds.

               5. Automatic dividend reinvestment plans or other periodic payment for the purchase or sale of a security other than optional cash purchase.

          E. Exceptions to Reporting Requirements. An access person need not make a report under this Section with respect to transactions effected for, and securities held in any account over which the person has no direct or indirect influence or control.

          F. Special Exemptions. The trading compliance director may grant exemptions from the personal trading restrictions in this Code upon determining that the transaction for which an exemption is requested would not violate any policy embodied in this Code and that an exemption is appropriate to avoid an injustice to the access person in the particular factual situation presented. Factors to be considered may include: the size and holding period of the access person's position in the security, the market capitalization of the issuer, the liquidity of the security, the reason for the access person's requested transaction, the amount and timing of client trading in the same or a related security, and other relevant factors. Purchases and sales for which the trading compliance director has granted an exemption are subject to reporting requirements.

               Any access person wishing an exemption should submit a written request to the trading compliance director setting forth the pertinent facts and reasons why the access person believes that the exemption should be granted. Access persons are cautioned that exemptions are intended to be exceptions and will not routinely be approved.

VII. REVIEW OF REPORTS

     At the end of each calendar quarter, both the Review Officer and the Alternate Review Officer shall review all reported personal securities transactions reports submitted to determine whether a violation of this Code of Ethics may have occurred. If the Review Officer and the Alternate Review Officer together determine that a violation of this Code of Ethics has or may have occurred, they will determine whether it is appropriate to impose sanctions or take other actions against the access person. They will make such determination in light of all relevant facts and circumstances including, but not limited to, the nature and seriousness of the violation, the extent to which the violation reflects a willful disregard of the access person's responsibilities under the Code and the access person's past history of compliance or non-compliance with the Code.

VIII. SANCTIONS

     Any violation of this Code of Ethics may result in the imposition of sanctions as ASA may deem appropriate under the circumstances. Such sanctions or other actions may include, but are not limited to, one or more of the following:

     o    requiring  the access  person to refrain from  personal  trading for a period;
     o disgorement of any profits associated with transactions which constitute a violation of the Code, or restitution to an effected client.

     o requiring the access person to reverse the trade(s) in question and forfeit any
     o    profit or absorb any loss derived therefrom;
     o    a letter of censure;
     o    a monetary fine levied at the access person;
     o    suspension of the employment of the access person;
     o    termination of the employment of the access person;
     o civil referral to the SEC or other civil regulatory authority, if appropriate under the circumstances; or
     o    criminal referral, if appropriate under the circumstances.

     The Review Officer and the Alternate Review Officer shall have the sole authority to determine the sanction or other action, if any, to be imposed for any violation of the Code, including appropriate disposition of any monies forfeited pursuant to this provision. Prior to imposing sanctions or taking other actions against the access person, the Review Officer and the Alternate Review Officer shall provide the access person with an opportunity to present information bearing on these matters.

     Failure to comply with any sanctions, including the failure to abide by a directive to reverse a trade or refrain from further trading, may result in the imposition of additional sanctions. Unless, in the opinion of the Review Officer and the Alternate Review Officer, there are extenuating circumstances, a repeat violation of the Code and any violation involving deception, dishonesty or a willful failure to comply, will result in one or more of the most severe sanctions, including the imposition of a monetary fine and/or the suspension or termination of employment.

     If the access person committing the violation is the Review Officer or the Alternate Review Officer, then the other Officer shall make a determination with respect to sanctions or actions described above.

IX.  PRIVACY POLICY

     Access persons must not use or disclose any proprietary and/or confidential information that they obtain during employment with the firm, except as required by their jobs. This obligation remains even after an access person's association with the firm ends.

A.   Procedures to Implement Policy.

     1. Access persons are not to give personal information out over the telephone or in response to an e-mail unless they have identified the person to whom they are communicating as either the client, a fiduciary representative of the client, or a party that needs the information to complete a transaction for the client, e.g., broker-dealers and custodians.

     2. In order to confirm the identity of the persons requesting personal information over the telephone or by e-mail, access persons are required to ask for some personal identifying information, such as social security number or account number, before releasing nonpublic information.

     3. Access to client information is limited to those access persons that need access to the information either to provide services to the client or conduct firm operations.

     4. Client information should be returned promptly to the client's file when no longer required by the access person to provide services to the client or conduct firm operations.

     5. Client information should not be left in offices or conference rooms unattended.

     6. Visitors are not allowed to walk unattended into our offices. All visitors should be met by the receptionist, and in his/her absence, a properly designated employee.

     7. Documents containing client nonpublic personal information should be destroyed or shredded prior to disposal.

     8. Any questions regarding Armstrong Shaw Associates Inc.'s Privacy Policy should be directed to Monica Grady.

     9.   Any access  person  who  violates  Armstrong  Shaw  Associates  Inc.'s
          Privacy Policy may be subject to disciplinary action up to, and including termination of employment.

X.   RECORDS

     Armstrong Shaw Associates shall maintain and preserve in an easily accessible place records in the manner and to the extent set forth below.

     1. A copy of this Code and any other code that is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place.

     2. A record of any violation of this Code, and of any action taken as a result of such violation, for a period of not less than five years following the end of the fiscal year in which the violation occurs.

     3. A copy of each report made by an access person pursuant to the Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

     4. A list of all persons who are, or within the past five years, have been, required to make reports pursuant to this Code shall be maintained in an easily accessible place.

     5. A record of each decision and the reasons supporting the decision, to approve the acquisition by access persons of initial public offerings and private placements shall be maintained for at least five years after the end of the fiscal year in which the approval was granted.

                                  ATTACHMENT A

                         ARMSTRONG SHAW ASSOCIATES INC.
                 45 GROVE STREET O NEW CANAAN, CONNECTICUT 06840
                    PHONE: (203) 972-9600 FAX: (203) 972-9630

             ANNUAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

By signing below I certify the following:

     1. I have read and understand the Armstrong Shaw Associates Code of Ethics.

     2.   I am subject to the Code of Ethics document.

     3. I have complied with all of the requirements of the Code of Ethics to which I am subject.

     4. I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code of Ethics.




                                                  _______________________
                                                  Signature

                                                  _______________________
                                                  Name (printed)

                                                  _______________________
                                                  Date

=================================================================
Exhibit (o)(vii)
----------------
  	                CODE OF ETHICS
		  KERN CAPITAL MANAGEMENT LLC

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 			  KERN CAPITAL MANAGEMENT LLC

                                 CODE OF ETHICS

                                 JANUARY 1, 2001

I.   INTRODUCTION

     This Code of Ethics (the "Code") has been adopted by Kern Capital Management LLC ("KCM" or Adviser") primarily for the purpose of providing rules for employees with respect to their personal securities transactions. KCM is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Accordingly, KCM and its employees are subject to certain standards of conduct with respect to activities relating to all of KCM's advisory clients. KCM also serves as a sub-adviser to regulated investment companies and as such is required to adopt a code of ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act").

II.     BACKGROUND

     The investment management industry is closely regulated under the provisions of the Advisers Act and the 1940 Act, and by the regulations and interpretations of the Securities and Exchange Commission (the "SEC") under those statutes. Transactions in securities are also governed by the provisions of the Securities Act of 1933 (the "Securities Act"), and the Securities Exchange Act of 1934 (the "Exchange Act") as well as by state laws. The rules of conduct set forth in this Code are based in large part on rules of law and legal concepts developed under those statutes. These legal concepts do not remain static, and further developments of the law in these areas may be expected. The Code was written to conform to an extensive set of recommendations developed by the Investment Company Institute in 1994. Employees of KCM should conduct business so as to avoid not only any violation of law, but also any appearance of violation or grounds for criticism.

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III. SCOPE OF THE CODE OF ETHICS

     The Code covers two general topic areas. First, it includes some broad prohibitions against fraudulent conduct in connection with clients of KCM. Because fraudulent conduct can take many forms as noted above, the Code cannot reasonably contain an all-inclusive list of potentially fraudulent actions or omissions.

     Second, the Code includes specific rules, restrictions and reporting obligations with respect to personal securities transactions. These restrictions have been adopted for the purpose of better avoiding any conflicts of interest, or any appearances of conflicts of interest, involving the securities trading which KCM undertakes on behalf of its clients and personal securities trading by the employees of KCM and other persons subject to this Code. The rules are intended to better assure that trading on behalf of clients is given priority over trading for personal accounts, and that trading for personal accounts does not take place at a time, which could adversely affect the trading for clients. These rules are also intended to better assure that KCM personnel do not misuse material, non-public information concerning issuers or securities. This misuse might, for example, take the form of either personal securities trading or "tipping" other persons concerning the material, non-public information.

     As required by the 1940 Act and the Advisers Act, most persons covered by this Code are also required to file with KCM quarterly reports of their personal securities transactions. These reports will be reviewed by the Compliance Officer at KCM to determine whether the information suggests any possible violation of this Code. The staff of the SEC also reviews these reports when the SEC undertakes compliance examinations of KCM. In addition to better ensuring compliance with this Code, the reporting requirements serve to create greater consciousness of possible conflicts and, at the same time, provide a means to detect and correct possible problems. The reporting system is an essential part of this Code and must be strictly adhered to, without exception.

IV.  WHO IS SUBJECT TO THIS CODE OF ETHICS?

     All employees of KCM are subject to this Code. Temporary or part-time employees may also be considered employees subject to certain or all provisions of this Code depending upon their responsibilities and length of time employed. The Code establishes policies and procedures for preventing insider trading by KCM's personnel and for preventing misuse of material, non-public information by those persons.

     Rule 17j-1 under the 1940 Act requires that a Code of Ethics be established to govern certain activities of officers and employees of an investment company and its sub-adviser. These persons are referred to in this Code as "Access Persons". Among other matters, Access Persons must submit to their employers quarterly reports of personal securities trading.

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     Separately,  Rule 204-2 under the  Advisers  Act  requires  that  "Advisory
Representatives" of an adviser file quarterly reports of personal trading activity. Further, Section 204A of the Advisers Act requires investment advisors to adopt policies to prevent insider trading and the misuse of material, non-public information by their employees and other "Associated Persons". "Access Persons" and "Advisory Representatives" for the purposes of this Code of Ethics are the same.

V.   LEGAL CONCEPTS

     Important legal concepts under which KCM conducts its businesses are described below.

     A. FIDUCIARY DUTY. Investment advisers owe a fiduciary duty to their clients. This means a duty of loyalty, fairness and good faith toward clients, and a corresponding duty on the part of the adviser not to do anything prejudicial to or in conflict with the interests of clients. This is a higher standard than that applicable to ordinary arm's length business transactions between persons who do not owe a fiduciary duty to the other parties. Fiduciary principles reflect the following: (1) the duty at all times to place the interests of KCM's clients first; (2) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (3) the fundamental standard that KCM personnel should not take inappropriate advantage of their positions.

     B.   FRAUD AND DECEIT;  INSIDE  INFORMATION.  The various  securities  laws contain broad provisions prohibiting fraud or deceit or "any manipulative or deceptive device or contrivance" in connection with securities transactions and giving of investment advice. It is under these broad general provisions that the SEC and private individuals have successfully brought many of the important cases in the securities field that have received so much publicity in recent years, including cases on improper use of material, non-public ("inside") information (as defined below). The Advisers Act requires investment advisers to adopt, maintain and enforce written policies and procedures to prevent insider trading by employees. The policies and procedures in this Code are intended to meet this requirement.

     C. UNDERWRITING, MANIPULATION. Although not discussed elsewhere in this Code, Access Persons should be extremely careful not to engage in any activities, particularly in connection with new offerings, that could be construed as participating as an underwriter in violation of the Securities Act. Care must always be taken to avoid market manipulation, which is strictly prohibited by law.

     These general prohibitions are basically the same as those in the federal securities laws, and are intended to reflect the expansive and flexible nature of the restrictions, which are applicable to the activities of KCM.

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VI.  ENFORCEMENT OF THE CODE.

The enforcement of these rules and procedures is the responsibility of KCM's Compliance Officer. As this Code emphasizes, personal trading must always be carried on in good judgment and good faith. It is obvious that all possible situations cannot be covered by this Code and that under special circumstances, exceptions may occasionally be appropriate. Any Access Person contemplating a transaction, or anyone who has any other question as to any part of this Code or KCM's policy should consult with the Compliance Officer. If the Compliance Officer is absent or unavailable, contact a Managing Member of KCM for assistance in this regard.

     A. REPORTING. This Code of Ethics includes requirements for an initial certification of securities holdings at the time of hire, pre-approval of personal securities trades, informing the Compliance Officer of pre-approved trades that are not executed, quarterly reports of personal securities transactions, and an annual certification of all personal securities holdings. Late reports, unreported transactions, unapproved transactions and repeated violations of the Code of Ethics are all bases upon which sanctions may be imposed as generally described below. Refer to Section XI: Reporting and Certification.

     B. CODE VIOLATIONS. A person charged with a violation of this Code will have the opportunity to meet with the Compliance Officer, at which time such person shall have the opportunity, orally or in writing, to deny any and all charges, set forth mitigating circumstances, and set forth reasons why the sanctions for any violations should not be severe. The Counsel to the Adviser shall be advised promptly of the initiation and outcome of any enforcement actions hereunder.

     C. SANCTIONS. Upon determining that a material violation of this Code of Ethics has occurred, KCM may impose such sanctions as it deems appropriate, including, among other matters, a letter of censure or suspension or termination of the employment of the violator.

          Careful adherence to this Code is one of the basic conditions of employment by KCM. As noted at the beginning of this Code, an Access Person is liable to be subject to sanctions for conduct inconsistent with this Code.

          In addition, certain violations of this Code (including the late filing of quarterly reports) may also involve violation of laws, with the possibility of civil and/or criminal penalties.

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     D.   PENALTIES.  Under the various federal securities  statutes,  penalties that may be imposed for insider  trading or other  violations  include
          civil  liability  for  damages,   temporary  suspension  or  permanent
          prohibition from engaging in various aspects of the securities or investment advisory businesses and criminal penalties. Among other matters, penalties for insider trading and misuse of material, non-public information include civil injunctions, treble damages, disgorgement of profits, jail sentences, fines for the person who committed the violation of up to three times the profit gained or loss avoided whether or not the person actually benefitted and fines for the employer or other controlling person of up to $1 million or three times the amount of the profit gained or loss avoided.

               Under certain circumstances, profits received by an Access Person in connection with unapproved transactions may have to be disgorged and paid over to the Funds.

VII. DEFINITIONS.

     A. "ACCESS PERSON" and "ADVISORY REPRESENTATIVE. KCM has decided that all of its respective employees should be considered "Access Persons" and "Advisory Representatives" with respect to this Code of Ethics and in connection with the reporting of personal securities transactions. KCM believes that this universal coverage is appropriate given the subject matter of the Code of Ethics and the fact that it does not represent an unreasonable burden upon the employees of KCM. (1940 Act, Rule 17j-1) (Advisers Act, Rule 204-2).

     B.   "AFFILIATED PERSON" (1940 Act, Section 2(a)(3) means:

          (a) any person directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of such other person;

          (b) any person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person;

          (c) any person directly or indirectly controlling, controlled by, or under common control with, such other person; and

          (d) any officer, director, partner, co-partner or employee of such other person.

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     C.   "ASSOCIATED  PERSON" means any officer or member of KCM (or any person occupying a similar status of performing similar functions), any person directly or indirectly controlling, controlled by, or under common control with KCM, or any employee thereof. (Advisers Act, Section 204A)

     D. "BENEFICIAL OWNERSHIP" In general, a person is considered to have "beneficial ownership" of securities when that person (a) has the power to dispose of or to vote such securities, and (b) when that person has a pecuniary (i.e., economic) interest in the securities. Beneficial Ownership shall be interpreted in the same manner as it would be in under Rule 16a-1(a) (2) under the Exchange Act.

     E. "DIRECT OR INDIRECT BENEFICIAL OWNERSHIP" This Code of Ethics extends to the ownership of and transactions in securities either by the Access Person for his or her own account, or for the account of a member of his or her family, or for any account in which such Access Person or a member of his or her family may have an interest, including IRAs, partnerships, trusts, etc. Consult the Compliance Officer for clarification as necessary.

     F. "CONTROL" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to control such company. (Section 2(a)(9) of the 1940 Act).

     G. "SECURITY" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act.

     H. "PURCHASE OR SALE OF A SECURITY" includes, among other acts, the writing or acquisition of an option to purchase or sell a Security.

     I. "INSIDER" means an Associated Person of KCM, or any Affiliated Person thereof, or any member of his or her immediate family. Additionally, a person is deemed an "Insider" if he enters into a special confidential relationship in the conduct of the affairs of KCM, or any Affiliated Person thereof, and as a result is given access to material, non-public information. Examples of such insiders include accountants, consultants, advisors, attorneys, bank lending officers, and the employees of such organizations.

     J. "INSIDER TRADING" means the use of material, non-public information to trade in a Security (whether or not one is an Insider) or the communication of material, non-public information to others. While the meaning of the term is not static, "Insider Trading" generally includes:

          (a) trading in a Security by an Insider, while in possession of material, non-public information;

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          (b)  trading in a Security by a person who is not an Insider, while in possession of material, non-public information, where the information either was disclosed to such person in violation of an Insider's duty to keep it confidential or was misappropriated; and

          (c) communicating material, non-public information to any person, who then trades in a Security while in possession of such information.

     K. "MATERIAL INFORMATION" means information for which there is a substantial likelihood that a reasonable investor would consider it important in making investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Examples of material information include information regarding dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals of agreements, major litigation, liquidation problems, and extraordinary management developments.

     L. "MEMBER OF IMMEDIATE FAMILY" means a person's spouse, children under the age of twenty-five years residing with such person, and any trust or estate in which such person or any other member of his immediate family has a substantial beneficial interest, unless neither such person nor any other member of his immediate family is able to control or participate in the investment decisions of such trust or estate.

     M.   "NON-PUBLIC   INFORMATION"   means   information  that  has  not  been
effectively communicated to the market place.

VIII. GENERAL RESTRICTIONS

     A.   RESTRICTIONS UNDER RULE 17J-1(B) OF THE 1940 ACT

          No Access Person may:

          (a)  employ any device, scheme or artifice to defraud clients of KCM;

          (b) make to any client of KCM any untrue statement of a material fact or omit to state to such client a material fact necessary in order to make the statements made in light of the circumstances under which they are made, not misleading;

          (c) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any client of KCM; or

          (d) engage in any manipulative practice with respect to any client of KCM.

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     Any violation of the above shall be considered a violation of this Code.

     B. PERSONAL TRADING PROHIBITIONS. The following rules are intended to prevent any suggestion or implication that Access Persons are using their relationship with KCM to obtain advantageous treatment to the detriment of the interests of any clients.

          (a) "HOT ISSUES". No Access Person may purchase any Security in any public offering that may be construed as a "hot issue."

          (b) DEALINGS WITH CLIENTS. No Access Person may knowingly sell any Security to any client or knowingly purchase any Security from any client.

          (c) RESTRICTED SECURITIES. No Access Person will be allowed to purchase Securities that are held within Client Accounts or that are eligible for purchase for our Client Accounts. Securities whose market capitalization is within the bottom 15% of the total market capitalization of all U.S. equity securities are considered client eligible securities and are therefore restricted from purchase. KCM will provide restricted market capitalization ranges to its employees quarterly.

          (d) SHORT-TERM TRADING. KCM believes that personal short-term trading may increase the risk of problems arising under the rules of this Code. While KCM leaves the extent of trading to an individual's judgment, consistent with his or her objectives and past trading practices, all Access Persons are on notice that such short-term trading practices will be periodically reviewed. In the event that an Access Person owns Restricted Securities, no individual will be allowed sell the same (or equivalent) Securities within sixty (60) calendar days of purchase (See X. B (c)). In the case of any individual whose trading is deemed to be:

               (1)  excessive; or

               (2) causing or giving the appearance of conflict of interest with any clients' accounts; KCM will require that individual to reduce or eliminate this short-term trading activity.

     C. NON-PUBLIC INFORMATION. The following issues should be kept in mind when considering material, non-public information:

          (a) An Insider shall use due care to ensure that material, non-public information remains secure and shall not divulge to any person any material, non-public information, except in the performance of his or her duties. For example, files containing material, non-public information should be sealed, and access to computer files containing material, non-public information must be restricted.

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          (b)  No Insider  shall  engage in Insider  Trading,  on his or her own behalf or on behalf of others.

          (c) No Access Person may use any material, non-public information, no matter how acquired, in his or her own transactions or in the discharge of his or her responsibilities to any clients of KCM.

          (d) Information about actual purchase or sale decisions, contemplated purchases or sales, or other transactions under consideration by KCM on behalf of any clients, whether or not actually authorized, must be kept
     confidential.   An  Access   Person   shall  not  divulge  to  any  person,
     contemplated or completed securities transactions of Clients of the Adviser, except in the performance of his or her duties, unless such information previously has become a matter of public knowledge. Research information on portfolio issues must not be divulged to persons who do not have a need to know such information in connection with their employment by KCM. In addition, information about clients is confidential and must not be disclosed. Access Persons must use care in keeping information confidential.

          Questions   regarding  whether  the  information  is  material  and/or non-public should be directed to the Compliance Officer.

IX.  RESTRICTIONS AND EXEMPTIONS ON PERSONAL SECURITIES TRANSACTIONS.

     A. DIRECT OR INDIRECT BENEFICIAL OWNERSHIP. Purchases and sales of Securities by an Access Person for his or her own account, for the account of a member of his or her family or for any account in which such Access Person or a member of his or her family may have a direct or indirect beneficial ownership interest, are subject to the personal securities transaction rules (except for transactions in exempt securities, described below). Most transactions are also subject to the reporting requirements of Section XI below.

     B. EXEMPTED SECURITIES. Notwithstanding section VIII, trading in the following securities is exempted from the prior clearance requirements and other restrictions of this Section:

          (a) Open-end Mutual Funds (investment companies registered under the 1940 Act will be referred to as "Mutual Funds"). This exception means that Access Persons may, without prior clearance, purchase and redeem the shares of Client Mutual Funds and other open-end mutual funds, including redemptions through the use of a checkwriting arrangement with the mutual fund.

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     You should note,  however,  that quarterly  reports  required in Section XI will have to include all purchase and redemption transactions by an Access Person in the shares of any Client Mutual Funds. Purchases and redemptions of the shares of other open-end Mutual Funds and Client Mutual Funds that are purchased through the Kern Capital Management 401k Profit Sharing Plan are exempt from the quarterly reporting requirement, but transactions in the shares of closed-end mutual funds and unit investment trusts must be both pre-approved and reported quarterly.

          (b)  Government securities;

          (c) Short-term money market instruments such as bankers' acceptances, repurchase agreements and commercial paper; and

          (d)  Bank certificates of deposit and bank deposit accounts.


     C. EXEMPTED TRANSACTIONS. Notwithstanding section VIII, the following transactions are exempted from the prior clearance requirements and other restrictions of Sections IX and X hereof:

          (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

          (b) Purchases or sales of securities which are not eligible for purchase or sale by any clients of KCM.

          (c)  Purchases or sales which are nonvolitional.

          (d) Purchases that are part of an automatic dividend reinvestment plan.

          (e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were required from such issuer, and sales of such rights to acquired.

          (f) Purchases or sales which receive the prior approval of the Compliance Officer of KCM on the basis that the potential for harm to any clients of KCM is remote because the transactions would be very unlikely to affect market price or liquidity, or because they clearly are not related economically to the securities to be purchased, sold or held by clients of KCM.

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     D.   SPECIAL RULE FOR DISINTERESTED MEMBERS OF KCM.

          Transactions in securities by a member of KCM who is not an employee ("Disinterested Members") are not subject to the requirements of Section X hereof if the Disinterested Member is an Access Person solely by reason of his or her ownership of KCM, except where at the time of such transactions the Disinterested Member knew, or, in the ordinary course of fulfilling his or her official duties as a member should have known, that during the 15-day period immediately preceding or after the date of the Disinterested Member's transaction in a security that such security was or was to be purchased or sold or such purchase or sale was considered by KCM on behalf of any clients. Disinterested Members are nevertheless still required to report their securities holdings and transactions as required under Section XI of this Code of Ethics.

     E.   EXCEPTIONS TO RESTRICTED SECURITIES PROHIBITION.

          Upon request by an Access Person, KCM may in its discretion, waive compliance with the prohibition against transactions in Restricted Securities. Such waiver will be made on an account by account basis and will be based on such factors the Compliance Officer shall determine such the Access Person's limited ownership and control of the account, the extent of financial interest in the account by the Access Person and the extent to which other provisions of this Code are adequate to ensure that the firm client's are not disadvantaged in any way by the trading in such securities. Such waivers, if any, will be made at the discretion of the Compliance Officer, the Executive Vice President and the Chief Executive Officer of KCM. Such waivers are subject to annual approval and may be rescinded at any time. In the event such a waiver is granted, the account will be subject to all other personal trading restrictions and reporting requirements, including compliance with all prior clearance, blackout and reporting requirements. The Compliance Officer will monitor the trades of the Access Person granted such a waiver to ensure that clients are not disadvantaged.

X.   RESTRICTIONS ON PERSONAL SECURITIES TRANSACTIONS.

          The   following  are  specific   restrictions   relating  to  personal
     securities transactions of all persons covered by this Code.

     A.   PRIOR CLEARANCE PROCEDURE.

               (a) Prior to effecting a transaction in a Security, an Access Person must notify in writing the Compliance Officer, or in his absence Robert Kern or David Kern, of the proposed transaction, including the name, title, and amount of the security involved, and market capitalization eligibility using the Pre-Approval Form. If the transaction involves a Client Security or a Restricted Security, the Compliance Officer shall confirm with the appropriate head trader and senior portfolio section

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          manager that the  security  has not been traded  within the past seven calendar days, and is not under consideration for trading. For all trades, the Compliance Officer will determine whether such proposed transaction would or would not be consistent with this Code. Such conclusion shall be promptly communicated in writing to the Access
          Person making such request, at which point the Access Person may execute the trade if approved. Any approval that is granted will be good for one business day only, following which the approval will no longer be valid and the Access Person will be required to reapply for approval if the preapproved transaction has not been executed. If the employee does not execute the pre-approved transaction on that day, he or she must inform the Compliance Officer by the next day. The
          Compliance Officer will note on the Pre-Approval Form that the transaction was not executed. Absent extraordinary circumstances, no Access Person shall be deemed to have violated this Code for effecting a securities transaction if such Access Person has been advised in writing by the Compliance Officer that the transaction would be consistent with this Code. KCM shall maintain written records of such actions, which records shall be made available in the manner required by Rule 17j-1 of the 1940 Act.

               (b) PRIVATE PLACEMENT TRANSACTIONS. The prior clearance procedure described in subsection (a) above includes transactions by Access Persons in a private placement. In connection with a private placement acquisition, the compliance officer, head trader and the senior section portfolio manager will take into account, among other factors, whether the investment opportunity should be reserved for clients, and whether the opportunity is being offered to an Access Person by virtue of his or her position with the client.

          Access Persons who have been authorized to acquire securities in a private placement will, in connection therewith, be required to disclose that investment if and when the Access Person takes part in the Mutual Funds Client's subsequent investment in the same issuer. In such a circumstance, the determination to purchase securities of that issuer for a Mutual Fund Client will be subject to an independent review by personnel of KCM with no personal interest in the issuer.

     B.   LIMITATIONS ON PRIOR CLEARANCE OF PURCHASES AND SALES OF SECURITIES.

          (a) RESTRICTED SECURITIES. No Access Person will be allowed to purchase Securities that are held within Client Accounts or that are eligible for purchase for any Client Accounts. See definition of Restricted Securities(Section VIII B (c)).

          (b) PERSONAL TRADING BLACKOUT PERIODS. An Access Person may not be granted prior clearance to execute a securities transaction on a day during which any clients have a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, Access Persons may not buy or sell a security within at least seven calendar days before and after the clients have traded in that security. Any profits realized by an Access Person on trades within these periods must be disgorged by the Access Person to the benefit of the clients.

               In the event that this restriction is violated absent extraordinary approval received in accord with this Code of Ethics, any profits realized on such "short-term" trades or restricted securities will be required to be disgorged to the benefit of the clients' accounts

          (c) RESTRICTIONS ON SHORT-TERM TRADING. In addition to the blackout periods described above in subsection (a), Access Persons will not be allowed to sell the same (or equivalent) Restricted Securities within sixty (60) calendar days of purchase. In the event that this restriction is violated absent extraordinary approval received in accord with this Code of Ethics, any profits realized on such "short-term" trades will be required to be disgorged to the benefit of the clients' accounts.


     C.   OTHER TRANSACTIONS AND RESTRICTIONS.

               (a) SHORT SALES. Short sales will be permitted by Access Persons on a limited basis subject to the blackout and "short-term" trading restrictions listed in Section (b) above. Short sales are not permitted by Access Persons in Restricted Securities. Short sales will require the pre-approval of both the Compliance Officer and the Chief Executive Officer of KCM.

               (b) CONVERTIBLE SECURITIES AND COMMODITY OR SECURITIES DERIVATIVES. The foregoing restrictions in this Code also apply to any purchase or sale of a security which is convertible into, exchangeable or exercisable for a security, securities, index or commodity that is being purchased or sold, or is actively being considered for, purchase or sale, for client accounts.

               (c) PURCHASES OF SECURITIES DURING AN INITIAL PUBLIC OFFERING. Access Persons are prohibited from acquiring any securities in an initial public offering. This restriction is imposed in order to preclude any possibility of an Access Person profiting improperly from his or her position on behalf of KCM clients.

               (d) SERVICE AS A DIRECTOR. Access Persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization in accord with the general procedures with this Code of Ethics relating to personal securities transactions. The consideration of prior authorization will be based upon a determination that the board service would be consistent with the interests of KCM clients. In the event that board service is authorized, Access Persons serving as directors should expect to be isolated from other Access Persons making investment decisions with respect to the securities of the company in question, through the use of `Chinese Wall" or other appropriate procedures to be considered and placed into effect at the time.

XI.  REPORTING AND CERTIFICATION REQUIREMENTS.

     A. INITIAL AND ANNUAL DISCLOSURE OF PERSONAL HOLDINGS. Within 10 days of commencement of employment with KCM, an Access Person will be required to disclose in writing all personal securities holdings beneficially owned by the Access Person. This disclosure must include the following information: (i) the title, number of shares and principal amount of each security (other than exempt securities described in section IX) in which the Access Person had any direct or indirect beneficial ownership when the person became employed by KCM; (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the Access Person began employment with KCM, and (iii) the date that the report is submitted by the Access Person. In addition, each Access Person will be required to submit on an annual basis an updated listing of those personal securities holdings. Forms for this purpose are available from the Compliance Officer, and are to be completed and returned to the Compliance Officer. The annual updated lists are to be submitted no later than January 30, with a listing as of the immediately preceding December 31 year-end date.

     B. QUARTERLY REPORTS. Under this Code, all employees are considered "Access Persons," and are required to prepare and file records of their personal securities transactions. If no transactions occurred during the period, check the box on the report to indicate this. All employees must file a report with the Compliance Officer WITHIN TEN
          (10) CALENDAR DAYS after the end of each calendar quarter.

          Each report must contain the following information:

          (a) the date of the transaction, the title and the number of shares (or the principal amount), the interest rate or maturity date if applicable, of each security involved;

          (b) the nature of the transaction (e.g., purchase, sale, option or any other type of acquisition or disposition);

          (c)  the price at which the transaction was effected; and

          (d) the name of the broker, dealer or bank with or through whom the transaction was effected; and

          (e)  provide  copies  of  confirmations   after  receipt  and  monthly
               statement with report.

               At the option of the reporting person, the SEC allows the quarterly report to contain a statement declaring that the reporting of any transaction is not to be construed as an admission by the reporting person that he or she has any direct or indirect beneficial ownership in the security. Using that disclaimer language may be useful in an unclear situation to avoid a potential risk in not reporting a transaction while at the same time avoiding prejudicing any position the person may take or later seek to take with respect to ownership status. Where a report made to the Compliance Officer would duplicate information recorded pursuant to Rules 204-2(a)(12) or 204-2(a)(13) under the Advisers Act, no Access Person will be required to make a report.

     C. CONFIRMATIONS AND ACCOUNT STATEMENTS. In accordance with the Reporting and Certification requirements of Section XIB (e) above, Access persons should direct their brokerage firm/financial institution to have copies of all trade confirmations and monthly account statements sent directly to the Compliance Officer.

     D.   EXEMPTIONS  FROM  QUARTERLY  REPORTING.   Quarterly  Reports  are  not
          required with respect to any of the following:

          (a) transactions in securities which are direct obligations of the United States;

          (b) transactions in open-end Mutual Funds (except for Client Mutual Funds); or

          (c) transactions over which the reporting person does not have any direct or indirect influence or control; or

          (d) transactions in Client Mutual Funds through the Kern Capital Management LLC 401k Profit Sharing Plan.

               Please note that there are categories of securities, or particular transactions, which are not subject to the restrictions of
          Section X above (e.g., purchases under an automatic dividend reinvestment plan) but which are subject to the reporting requirement of this Section XI.

     E. REPORTS OF VIOLATIONS. In addition to the quarterly reports required under this Section, Associated Persons and Access Persons promptly shall report any transaction, which is, or might appear to be, in violation of this Code. Such report shall contain the information required in quarterly reports.

XII. OTHER RULES.

     A. GIFTS AND OTHER PREFERENTIAL TREATMENT. An Access Person may not in relation to the business of KCM seek or accept from any broker or dealer, other financial institution or supplier or contractor to KCM,

          (a) any gifts of material value (i.e., in excess of $100 per year), or;

          (b) any sort of preferential treatment from, or special arrangements with the institution or supplier.

               Any Access Person who receives an offer for a gift or bequest of material value from any such party should promptly report it to the Compliance Officer.

     B. FINDER'S FEES. Access Persons should not become involved in negotiations for corporate financing, acquisitions or other transactions for outside companies (whether or not held by clients of
          KCM) without the prior permission of the Compliance Officer. Specifically, no finder's or similar fee in connection with any such transactions may be negotiated or accepted without prior permission.

XIII. RECORDKEEPING

     A.   The Compliance Officer shall keep the following records:

          (a) a copy of each Code of Ethics that is in effect, or at any time within the past five years was in effect, maintained in an easily accessible place;

          (b) a record of any violation of the Code and of any action taken as a result of the violation, maintained in an easily accessible place for a least five years after the end of the fiscal year in which the violation occurs;

          (c) a copy of each report made by Access Persons maintained for at least five years after the end of the fiscal year in which the report is made, the first two years in a easily accessible place;

          (d) a record of all persons currently or within the past five years who are or were required to make report or who are or were responsible for reviewing these reports, maintained in a easily accessible place;

          (e) a copy of every report required by Section XIV (E) of the Code must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

          (f) a copy of all preclearance approvals for the acquisition of private placements and reasons for the approval for at least after the end of the fiscal year in which the approval is granted.

XIV. OVERSIGHT OF CODE OF ETHICS

     A. The Compliance Officer shall be responsible for approving preclearance requests and reviewing report of securities holdings, brokerage confirmations and periodic statements to determine whether all Access Persons are complying with the Code. The Compliance Officer's personal trading shall be reviewed by one of the Managing Members of KCM.

     B. The Compliance Officer shall identify all Access Persons and inform them of their reporting and other obligations under the Code.

     C. The Compliance Officer shall maintain a current list of All Access Persons.

     D. The Compliance Officer shall periodically report to the Managing Members of the Adviser regarding the administration of the Code of Ethics.

     E. The Managing Members and Compliance Officer of the Adviser shall submit a written report to the Board of Directors and Compliance Officer of each mutual fund client of the Adviser: (i) describing any issues arising under the Code of Ethics since the last such report, including, but not limited to, information about material violations of the Code by Access Persons and sanctions imposed in response to the material violations; and (ii) certifying that the Adviser has adopted procedures reasonably necessary to prevent its Access Persons from violating the Code.

     F. The Compliance Officer shall promptly notify and provide to Board of Directors and Compliance Officer of each mutual fund client of the Adviser, any material changes to Code of Ethics.

     G. AUTHORITY TO EXEMPT TRANSACTIONS. The Compliance Officer has the authority to exempt any Person or any personal securities transaction of an Access Person from any or all of the provisions of this Code if the Compliance Officer determines that such exemption would not be against the interest of any client. The Compliance Officer shall prepare and file a written memorandum of any exemption granted describing the circumstances and reasons for the exemption.

=================================================================
Exhibit (o)(viii)
-----------------
  	                CODE OF ETHICS
	      NORTHSTAR CAPITAL MANAGEMENT, INC.

=================================================================

                       NORTHSTAR CAPITAL MANAGEMENT, INC.

                                 CODE OF ETHICS
                                 --------------

                            CERTIFICATE OF COMPLIANCE
                            -------------------------
                            ADOPTED OCTOBER 1, 2001.

     This Code of Ethics, (the "Code") has been adopted by Northstar Capital Management, Inc. ("NCM"), primarily for the purpose of providing rules for employees with respect to their personal securities transactions. NCM is required to adopt a code of ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act").

     I have read and agree to comply with the Code of Ethics and Privacy Policy of Northstar Capital Management, Inc.


- ----------------------------------------
               Print Name


- ----------------------------------------
               Signature


- ----------------------------------------
                  Date


[ ] I have received, and will adhere to, the Privacy Policy for Northstar Capital Management, Inc.

                                                                        02/28/02

                       NORTHSTAR CAPITAL MANAGEMENT, INC.

                                 CODE OF ETHICS
                                 --------------
                             ADOPTED OCTOBER 1, 2001

I.   INTRODUCTION

     This Code of Ethics (the "Code") has been adopted by Northstar Capital Management, Inc. ("NCM"), primarily for the purpose of providing rules for employees with respect to their personal securities transactions. NCM is required to adopt a code of ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act").

     NCM is also a registered investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and as such, NCM and its employees are subject to certain standards of conduct with respect to activities relating to all of NCM's advisery clients. In addition, NCM is required to make and keep accurate and current records of securities transactions in which the Adviser, its officers and directors, and certain employees and other related persons have a beneficial interest. The reports pursuant to this Code will enable NCM to fulfill this requirement.

II.  BACKGROUND

     The investment management industry is closely regulated under the provisions of the Advisers Act and the 1940 Act, and by the regulations and interpretations of the Securities and Exchange Commission (the "SEC") under those statutes. Transactions in securities are also governed by the provisions of the Securities Act of 1933 (the "Securities Act"), and the Securities Exchange Act of 1934 (the "Exchange Act") as well as by state laws. The rules of conduct set forth in this Code are based in large part on rules of law and legal concepts developed under those statutes. These legal concepts do not remain static, and further developments of the law in these areas may be expected. In 1994, the Code was updated to conform with an extensive set of recommendations developed by the Investment Company Institute. These additional measures, while not mandated by law, are considered industry standards. They were developed in an effort to self-regulate and preserve investors' confidence that their interests are placed ahead of our own personal trading activities. Employees of NCM should conduct business so as to avoid not only any violation of law, but also any appearance of violation or grounds for criticism.

III. SCOPE OF THE CODE OF ETHICS

     The Code covers two general topic areas. First, it includes some broad prohibitions against fraudulent conduct in connection with the clients of NCM. Because fraudulent conduct can take many forms as noted above, the Code cannot reasonably contain an all-inclusive list of actions or omissions.

     Second, the Code includes specific rules, restrictions and reporting obligations with respect to personal securities transactions. These restrictions have been adopted for the

                                       -1-
                                                                        02/28/02
purpose of better avoiding any conflicts of interest, or any appearances of conflicts of interest, between the securities trading which NCM undertakes on behalf of clients and personal securities trading by the employees of NCM and other persons subject to this Code. The rules are intended to better assure that trading on behalf of clients is given priority over trading for personal accounts, and that trading for personal accounts does not take place at a time which could adversely affect the trading for clients. These rules are also intended to prevent NCM personnel from misusing material, non-public information concerning issuers or securities. This misuse might, for example, take the form of either personal securities trading or "tipping" other persons concerning the material, non-public information.

     As required by the 1940 Act and the Advisers Act, most persons covered by this Code are also required to file with NCM monthly reports of their personal securities transactions. These reports will be reviewed by the Compliance Officer at NCM to determine whether the information suggests any possible violation of this Code. These reports also are reviewed by the staff of the SEC when the SEC undertakes compliance examinations of NCM. In addition to serving the purpose of compliance with this Code, the reporting requirements serve to create greater consciousness of possible conflicts and, at the same time, provide a means to detect and correct possible problems. The reporting system is an essential part of this Code and must be strictly adhered to, without exception.

IV.  WHO IS SUBJECT TO THIS CODE OF ETHICS?

     All employees of NCM are subject to this Code.

     Rule 17j-1 under the 1940 Act requires that a Code of Ethics be established to govern certain activities of directors, officers and employees of an investment company and its Adviser. These persons are referred to in this Code as "Access Persons". For purposes of this Code, all employees of NCM are Access Persons. Among other matters, Access Persons must submit to their employers monthly reports of personal securities trading.

     Separately, the Advisers Act requires under Rule 204-2 that "Advisery Representatives" of an adviser file monthly reports of personal trading activity. Further, Section 204A of the Advisers Act requires investment Advisers to adopt, maintain and enforce policies reasonably designed, considering the nature of the Adviser's business, to prevent the misuse of material, non-public information or violation of the Advisers Act, the Exchange Act and the Rules thereunder by any person associated with the Adviser. "Access Persons" and "Advisery Representatives" for the purposes of this Code of Ethics are the same.

V.   LEGAL CONCEPTS

     Important legal concepts under which the Adviser conducts businesses are described below.

     A. FIDUCIARY DUTY. Investment advisers owe a fiduciary duty to their clients. This means a duty of loyalty, fairness and good faith toward clients, and a corresponding duty on the part of the adviser not to do anything prejudicial to or

                                       -2-
                                                                        02/28/02
          in conflict with the interests of clients. This is a higher standard than that applicable to ordinary arm's length business transactions between persons who do not owe a fiduciary duty to the other parties. Fiduciary principles reflect the following: (1) the duty at all times to place the interests of NCM's clients first; (2) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (3) the fundamental standard that investment company personnel should not take inappropriate advantage of their positions.

     B. FRAUD AND DECEIT; Inside Information. The various securities laws contain broad provisions prohibiting fraud or deceit or "any manipulative or deceptive device or contrivance" in connection with securities transactions and giving of investment advice. It is under these broad general provisions that the SEC and private individuals have successfully brought many of the important cases in the securities field that have received so much publicity in recent years, including cases on improper use of material, non-public ("inside") information (as defined below). The Advisers Act requires investment advisers to adopt, maintain and enforce written policies and procedures reasonably designed, taking into consideration the nature of their business, to prevent misuse of material non-public information in violation of the Adviser's Act, the Exchange Act and regulations thereunder by the adviser and its associated persons. The policies and procedures in this Code are intended to meet this requirement. Fund employees and other participants in securities market activity are also prohibited from trading securities on the basis of, or tipping others about, inside information. Also care must always be taken to avoid market manipulation, which is strictly prohibited by law. In addition to this Code, NCM has put into effect policies and procedures, to which all NCM personnel are subject, reasonably designed to prevent the misuse of material non-public information.

     C. UNDERWRITING. Although not discussed elsewhere in this Code, Access Persons should be extremely careful not to engage in any activities, particularly in connection with new offerings, that could be construed as participating as an underwriter in violation of the Securities Act.

          These general prohibitions are basically the same as those in the federal securities laws, and are intended to reflect the expansive and flexible nature of the restrictions which are applicable to the activities of the Adviser.

VI.  ENFORCEMENT OF THE CODE.

     The enforcement of these rules and procedures is the responsibility of NCM's Compliance Officer. As this Code emphasizes, personal trading must always be carried on in good judgment and good faith. It is obvious that all possible situations cannot be covered by this Code and that under special circumstances, exceptions may occasionally be appropriate. Any Access Person contemplating a transaction, or anyone who has any other question as to any part

                                       -3-
                                                                        02/28/02
of this Code or NCM's policy should consult with the Compliance Officer. If the Compliance Officer is absent or unavailable, contact a senior manager at NCM for assistance in this regard.

     A. REPORTING. This Code of Ethics includes requirements for an initial certification of securities holdings at the time of hire, pre-approval of personal securities trades, informing the Compliance Officer of pre-approved trades that are not executed [exception for limit orders, see Section X (A.)(a)], monthly reports of personal securities transactions, and an annual certification of all personal securities holdings. Late reports, unreported transactions, unapproved transactions and repeated violations of the Code of Ethics are all bases upon which sanctions may be imposed as generally described below. All violations of this Code will be reported to the President and a violation notice will be kept in the employee's personnel file. Refer to Section XI: Reporting and Certification.

     B. CODE VIOLATIONS. A person charged with a violation of this Code will have the opportunity to meet with the Compliance Officer, at which time such person shall have the opportunity, orally or in writing, to deny any and all charges, set forth mitigating circumstances, and set forth reasons why the sanctions for any violations should not be severe. The Counsel to the Adviser shall be advised promptly of the initiation and outcome of any enforcement actions hereunder.

     C. SANCTIONS. Upon determining that a material violation of this Code of Ethics has occurred, NCM may impose such sanctions as it deems appropriate, including, among other matters, a letter of censure or suspension or termination of the employment of the violator, and disgorgement of profits on any transaction in violation of this Code of Ethics.

          Careful adherence to this Code is one of the basic conditions of employment by NCM. As noted at the beginning of this Code, and in this section, an Access Person is liable to be subject to sanctions for conduct inconsistent with this Code.

          In addition, as pointed out in section II entitled "Background", certain violations of this Code (including the late filing of monthly reports) may also involve violation of laws, with the possibility of civil and/or criminal penalties.

     D. PENALTIES. Under the various federal securities statutes, penalties that may be imposed for insider trading or other violations include civil liability for damages, temporary suspension or permanent prohibition from engaging in various aspects of the securities or investment advisery businesses and criminal penalties. Among other matters, penalties for insider trading and misuse of material, non-public information include civil injunctions, treble damages, disgorgement of profits, jail sentences, fines for the person who committed the violation of up to three times the profit gained or loss avoided whether or not the person actually benefited and fines for the controlling person of the violator, which may include an employer, of up to $1 million or three times the amount of the profit gained or loss avoided.

                                       -4-
                                                                        02/28/02

               Under certain circumstances, profits received by an Access Person in connection with unapproved transactions may have to be disgorged.

VII. DEFINITIONS.

     A. "ACCESS PERSON" and "Advisery Representative": All of the employees of NCM are considered "Access Persons" and "Advisery Representatives" with respect to this Code of Ethics and in connection with the reporting of personal securities transactions. NCM believes that this universal coverage is appropriate given the subject matter of the Code of Ethics and the fact that it does not represent an unreasonable burden upon the employees of NCM. (1940 Act, Rule 17j-1; Advisers Act, Rule 204-2).

     B.        "AFFILIATED PERSON" (1940 Act, Section 2(a)(3)) means:

               (a) any person directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of such other person;

               (b) any person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person;

               (c) any person directly or indirectly controlling, controlled by, or under common control with, such other person; and

               (d) any officer, director, partner, co-partner or employee of such other person.

     C. "ASSOCIATED PERSON" means any officer or director of NCM (or any person occupying a similar status of performing similar functions), any person directly or indirectly controlling, controlled by, or under common control with NCM, or any employee thereof. (Advisers Act, Section 202(a)(17))

     D. "BENEFICIAL OWNERSHIP" In general, a person is considered to have "beneficial ownership" of securities when that person (a) has the power to dispose of or to vote such securities, and (b) when that person has a pecuniary (i.e., economic) interest in the securities. Beneficial Ownership shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Exchange Act.

     E. "DIRECT OR INDIRECT BENEFICIAL OWNERSHIP" This Code of Ethics extends to the ownership of and transactions in securities either by the Access Person for his or her own account, or for the account of a member of his or her immediate family, or for any account in which such Access Person or a member of his or her immediate family may have an interest, including IRAs, partnerships, trusts, etc. Consult the compliance department for clarification as necessary.

                                       -5-
                                                                        02/28/02

     F. "CONTROL" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to control such company. (Section 2(a)(9) of the 1940 Act)

     G.        "SECURITY"  OR  "SECURITY"  shall have the  meaning  set forth in
          Section 2(a)(36) of the 1940 Act. Security does not include futures contracts or options on futures contracts (provided these instruments are not used to indirectly acquire an interest which would be prohibited under this Code) but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of this Code. For purposes hereof, "futures" are futures on securities or securities indexes; "options" on future contracts are options (puts or calls) on futures on securities or securities indexes.

     H. "PURCHASE OR SALE OF A SECURITY" includes, among other acts, the writing or acquisition of an option to purchase or sell a Security.

     I. "INSIDER" means an Associated Person of NCM, or any Affiliated Person thereof, or any member of his or her immediate family. Additionally, a person is deemed an "Insider" if he enters into a special confidential relationship in the conduct of the affairs of NCM, or any Affiliated Person thereof, and as a result is given access to material, non-public information. Examples of such insiders include accountants, consultants, advisers, attorneys, bank lending officers, and the employees of such organizations.

     J. "INSIDER TRADING" for purposes of this Code of Ethics means the use of material, non-public information to trade in a security (whether or not one is an Insider) or the communication of material, non-public information to others (other than as required by performance of a person's duties). While the meaning of the term is not static, "Insider Trading" generally includes:

               (a) trading in a Security by an Insider, while in possession of material, non-public information;

               (b) trading in a Security by a person who is not an Insider, while in possession of material, non-public information, where the information either was disclosed to such person in violation of an Insider's duty to keep it confidential or was misappropriated; and

               (c) communicating material, non-public information to any person, who then trades in a Security while in possession of such information.

     K. "MATERIAL INFORMATION" means information for which there is a substantial likelihood that a reasonable investor would consider it important in making investment

                                       -6-
                                                                        02/28/02
          decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Examples of material information include information regarding dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals of agreements, major litigation, liquidation problems, and extraordinary management developments. Such examples are only illustrative and not all inclusive.

     L. "MEMBER OF IMMEDIATE FAMILY" means a person's spouse, children under the age of twenty-five years residing with such person, and any trust or estate in which such person or any other member of his immediate family has a substantial beneficial interest, unless neither such person nor any other member of his immediate family is able to control or participate in the investment decisions of such trust or estate.

     M. "NON-PUBLIC INFORMATION" means information that has not been effectively communicated to the market place.

     N.        "RESTRICTED SECURITY" means any Security which:

               (a) is held by clients of NCM, or

               (b) is being considered the Adviser for purchase on behalf of clients.

VIII. GENERAL RESTRICTIONS

     A.        RESTRICTIONS UNDER RULE 17J-L(A) OF THE 1940 ACT

               No Access Person may:

               (a) employ any device, scheme or artifice to defraud the clients of NCM;

               (b) make to the clients of NCM any untrue statement of a material fact or omit to state to such client a material fact necessary in order to make the statements made in light of the circumstances under which they are made, not misleading;

               (c) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon clients of NCM; or engage in any manipulative practice with respect to clients of NCM.

          Any violation of the above shall be considered a violation of this Code.

     B. MAINTAINING CONFIDENTIALITY. No Access Person may disclose information about actual purchase or sale decisions, contemplated purchases or sales, or other transactions under consideration by NCM, whether or not actually executed, except to the specific client or clients particular to that transaction. In addition,

                                       -7-
                                                                        02/28/02
          information about clients is confidential and must not be disclosed. Access Persons must use care in keeping information confidential. Any violation of these confidentiality requirements shall be a violation of this Code.

     C. USE OF NON-PUBLIC INFORMATION. The following issues should be kept in mind when considering material, non-public information:

               (1) SECURITY. An Insider shall use due care to ensure that material, non-public information remains secure. For example, files containing material, non-public information should be kept confidential, and access to computer files containing material, non-public information must be restricted.

               (2) NO TIPPING. An Insider shall not divulge to any person any material, non-public information, except in the performance of his or her duties

               (3) NO INSIDER TRADING. No Insider shall engage in Insider Trading, on his or her own behalf or on behalf of others.

               (4) NO IMPROPER USE. No Access Person may use any material, non-public information, no matter how acquired, in his or her own transactions or in the transactions for clients of NCM.

               (5) CONFIDENTIALITY OF NCM ACTIVITY. Information about actual purchase or sale decisions, contemplated purchases or sales, or other transactions under consideration by NCM for clients, whether or not actually authorized, must be kept confidential, except to the specific client or clients particular to that transaction. An Access Person shall not divulge to any person contemplated or completed securities transactions, except in the performance of his or her duties, unless such information previously has become a matter of public knowledge. In addition, information about clients is confidential and must not be disclosed. Access Persons must use care in keeping information confidential.

               (6) QUESTIONS. Questions regarding whether the information is material and/or nonpublic may be directed to the Compliance Officer.

IX.  RESTRICTIONS AND EXEMPTIONS ON PERSONAL SECURITIES TRANSACTIONS.

     A. DIRECT OR INDIRECT BENEFICIAL OWNERSHIP. Purchases and sales of securities by an Access Person for his or her own account, for the account of a member of his or her immediate family or for any account in which such Access Person or a member of his or her immediate family may have a direct or indirect beneficial ownership interest, are subject to the personal securities transaction rules (except for transactions in exempt securities, described below). These rules are intended to prevent any suggestion or implication that Access Persons are using their relationship with NCM to obtain advantageous treatment to the detriment of the interests of the clients of NCM or that an Access Person is profiting improperly

                                       -8-
                                                                        02/28/02
          from his or her position. Most transactions are also subject to the reporting requirements of Section XI below.

     B.        PERSONAL TRADING PROHIBITIONS.

               1. "INITIAL PUBLIC OFFERINGS". No Access Person may purchase any security, whether or not a "Hot Issue", in an initial public offering or any "Hot Issue" in a follow on offering.

               2. DEALINGS WITH CLIENTS. No Access Person may knowingly sell any security to any clients of NCM or knowingly purchase any security from any clients of NCM.

               3. SHORT-TERM TRADING. NCM believes that personal short-term trading may increase the risk of problems arising under the rules of this Code. While NCM leaves the extent of trading to an individual's judgment, consistent with his or her objectives and past trading practices, all Access Persons are on notice that such short-term trading practices will be periodically reviewed. In the case of any individual whose trading is deemed to be:

               (a) excessive, or causing or giving the appearance of conflict of interest with clients' accounts,

               (b) causing or giving the appearance of conflict of interest with clients' accounts,

          NCM  will  require  that   individual  to  reduce  or  eliminate  this
          short-term trading activity.

               4.   PRIVATE   PLACEMENTS.   No  Access   Person  shall   acquire
          securities in a private placement without express prior written approval of the compliance officer of NCM.

     C. EXEMPTED SECURITIES. Notwithstanding Section IX B, trading in the following securities is exempted from the prior clearance requirements set forth in Section X and other restrictions of this Section:

               (a) Open-end Mutual Funds, (investment companies registered under the 1940 Act will be referred to as "Mutual Funds"). This exception means that Access Persons may, without prior clearance, purchase and redeem the shares any open-end mutual funds, including redemptions through the use of a checkwriting arrangement with the mutual fund.

          Purchases and redemptions of the shares of other open-end Mutual Funds are exempt from the monthly reporting requirement, but transactions in the shares of closed-end mutual funds and unit investment trusts must be both pre-approved and reported monthly.

                                       -9-
                                                                        02/28/02

               (b) Government securities;

               (c)  Short-term   money  market   instruments  such  as  bankers'
          acceptances, repurchase agreements and commercial paper; and

               (d) Bank certificates of deposit and bank deposit accounts.

     D.        EXEMPTED   TRANSACTIONS.   Notwithstanding   section  IX  B,  the
          following   transactions   are  exempted  from  the  prior   clearance
          requirements and other restrictions of Sections IX and X hereof:

               (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

               (b) Purchases or sales of securities which are not eligible for purchase or sale by any client of NCM.

               (c) Purchases or sales which are non-volitional.

               (d)   Purchases   which  are  part  of  an   automatic   dividend
          reinvestment plan.

               (e) Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

               (f) Transactions by Access Persons who are participants in the Northstar Capital Management Profit Sharing Plan with respect to the investment options in such plan, including enrollments, contributions and transfers among investment options.

               (g) Purchases or sales which receive the prior approval of the Compliance Officer of NCM on the basis that the potential for harm to clients of NCM is remote because the transactions would be very unlikely to affect market price or liquidity, or because they clearly are not related economically to the securities to be purchased, sold or held by clients of NCM, and because they do not involve material non public information. .

X.   RESTRICTIONS ON TIMING OF PERSONAL SECURITIES TRANSACTIONS.

               The following are specific restrictions relating to personal securities transactions of all persons covered by this Code. Absent extraordinary circumstances, no Access Person shall be deemed to have violated this Code for effecting a securities transaction if such Access Person has been advised in writing by the Compliance Officer that the transaction would be consistent with this Code and has not been advised of any countermanding determination. NCM

                                      -10-
                                                                        02/28/02
          shall maintain written records of such actions, which records shall be made available in the manner required by Rule 17j-1 of the 1940 Act.

     A.        PRIOR CLEARANCE PROCEDURE.

               1. TRANSACTIONS IN PUBLICLY TRADED SECURITIES. Prior to effecting a transaction in a security, (other than those securities exempted under Section IX above), an Access Person must notify in writing the Compliance Officer of the proposed transaction, including the name, title, and amount of the security involved, using the Pre-Approval Form. The Compliance Officer shall (i) confirm with the portfolio managers that the security is not under consideration for trading, and (ii) otherwise determine whether such proposed transaction would or would not be consistent with this Code. Such conclusion shall be promptly (GENERALLY WITHIN 24 HOURS) communicated in writing to the Access Person making such request, at which point the Access Person may execute the trade if approved. Any approval which is granted will be good for no more than three trading days, following which the approval will no longer be valid and the Access Person will be required to reapply for approval if the pre-approved transaction has not been executed. If the Access Person does not execute the pre-approved transaction within the given time frame, he or she must inform the Compliance Officer as soon as possible. The Compliance Officer will note on the Pre-Approval Form that the transaction was not executed

               2. GOOD 'TILL CANCELED ("GTC"), LIMIT, AND STOP-LOSS ORDERS. Prior to placing a transaction as a GTC, limit, or stop-loss order, an Access Person must notify in writing the Compliance Officer of the proposed transaction, including the name, price and conditions of the order, using the Pre-Approval Form. GTC, limit orders and stop-loss orders for securities that have received pre-approval and which are NOT SUBSEQUENTLY ALTERED, may be executed on a subsequent day (i.e., when triggered by market action) without receiving further permission. However, if such an order is altered in any way, the Access Person must notify the Compliance Officer prior to making such alterations and the Compliance Officer must approve the new conditions of the order. Also, if such an order is canceled, the Access Person must notify the Compliance Officer as soon as possible. If a GTC, limit order, or stop-loss order is found to be in conflict with this Code at any time, the Compliance Officer may direct that the order be canceled. Access Persons will immediately comply with cancellation instructions from the Compliance Officer.

               3. PRIVATE PLACEMENT TRANSACTIONS. As set forth in IX B 4, the prior clearance procedure described in subsection above includes transactions by Access Persons in a private placement. In connection with a private placement acquisition, the Compliance Officer and the portfolio manager will take into account, among other factors, whether the investment opportunity should be reserved for clients, and whether the opportunity is being offered to an Access Person by virtue of his or her position. Access Persons who have been authorized

                                      -11-
                                                                        02/28/02
          to acquire securities in a private placement will, in connection therewith, be required to disclose that investment if and when the Access Person takes part in the any client's subsequent investment in the same issuer. In such a circumstance, the determination to purchase securities of that issuer will be subject to an independent review by personnel of NCM with no personal interest in the issuer.

     B.        PERSONAL TRADING BLACKOUT PERIODS.

                    An Access  Person  may not be  granted  prior  clearance  to execute a securities transaction on a day during which NCM has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. Any profits realized by an Access Person on trades within these periods must be disgorged by the Access Person.

     C.        OTHER TRANSACTIONS AND RESTRICTIONS.

               1. SHORT SALES. Short sales are permitted by Access Persons provided all other requirements of the Code are met.

               2. CONVERTIBLE SECURITIES AND COMMODITY OR SECURITIES DERIVATIVES. The foregoing restrictions in this Code also apply to any purchase or sale of a security which is convertible into, exchangeable or exercisable for a security, securities, index or commodity that is being purchased or sold, or is actively being considered for, purchase or sale, for the client accounts of the Adviser.

               3. SERVICE AS A DIRECTOR. Access Persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization in accord with the general procedures with this Code of Ethics relating to personal securities transactions. The consideration of prior authorization will be based upon a determination that the board service would be consistent with the interests of clients. In the event that board service is authorized, Access Persons serving as directors should expect to be isolated from other Access Persons making investment decisions with respect to the securities of the company in question, through the use of "Chinese Wall" or other appropriate procedures to be considered and placed into effect at the time.

XI.  REPORTING AND CERTIFICATION REQUIREMENTS.

     A. INITIAL AND ANNUAL DISCLOSURE OF PERSONAL HOLDINGS. At the commencement of employment with NCM, an Access Person will be required to disclose in writing all personal securities holdings beneficially owned by the Access Person (including futures contracts or options on futures contracts as defined in Section VII G). In addition, each Access Person will be required to submit on an annual basis an updated listing of those personal securities holdings. Forms for this purpose are available from the Compliance Officer, and are to be

                                      -12-
                                                                        02/28/02
          completed and returned to the Compliance Officer. The annual updated lists are to be submitted no later than February 15 with a listing as of the immediately preceding December 31 year-end date.

               These lists are to include all personal securities holdings beneficially owned by the Access Person, which may include securities that are exempt from the prior clearance procedures and from the quarterly transaction reporting requirements.

     B. MONTHLY REPORTS. Under this Code, all employees are considered "Access Persons," and are required to prepare and file records of their personal securities transactions (including futures contracts or options on futures contracts as defined in Section VII G). If no transactions occurred during the period, check the box on the report to indicate this. All employees must file a report with the Compliance Officer within ten calendar days after the end of each calendar month.

               1.   INFORMATION  IN  REPORTS.   Each  report  must  contain  the
          following information:


               (a) the date of the transaction, the title and the number of shares (or the principal amount) of each security involved;

               (b) the nature of the transaction (e.g., purchase, sale, option or any other type of acquisition or disposition);

               (c) the price at which the transaction was effected; and

               (d) the name of the broker, dealer or bank with or through whom the transaction was effected; and

               (e) copies of confirmations or monthly statements (upon receipt if not received at time of report), unless the employee provides for separate delivery as provided under Section XI, Paragraph E, below.

          2. REVIEW OF COMPLIANCE OFFICER'S TRADING. The Compliance Officer's personal trading must be reviewed by the President of NCM or in his or her absence a Director of NCM. The results of the monthly reporting and review procedure and the related documentation must be reviewed by the President of the NCM or in his or her absence a Director of NCM. These reviews will be documented by the reviewing party.

          3. ADDITIONAL INFORMATION IN REPORTS. At the option of the reporting person, the SEC allows the monthly report to contain a statement declaring that the reporting of any transaction is not to be construed as an admission by the reporting person that he or she has any direct or indirect beneficial ownership in the security. Using that disclaimer language may be useful in an unclear situation to avoid a potential risk in not reporting a transaction while at the same time

                                      -13-
                                                                        02/28/02
          avoiding prejudicing any position the person may take or later seek to take with respect to ownership status. Where a report made to the Compliance Officer would duplicate information recorded pursuant to Rules 204-2(a)(12) or 204-2(a)(13) under the Advisers Act, no Access Person will be required to make a report.

     C. EXEMPTIONS FROM MONTHLY REPORTING. Monthly Reports are not required with respect to any of the following:

               (a) transactions in securities which are direct obligations of the United States;

               (b) transactions in open-end mutual funds; or

               (c) transactions over which the reporting person does not have any direct or indirect influence or control; or

               (d) transactions by Access Persons who are participants in the Northstar Capital Management Profit Shairng Plan with respect to the investment options in such plan, including enrollments, contributions and transfers among investment options.

               Please note that there are categories of securities, or particular transactions, which are not subject to the restrictions of
          Section X above (e.g., purchases under an automatic dividend reinvestment plan) but which are subject to the reporting requirement of this Section XI.

     D. REPORTS OF VIOLATIONS. In addition to the monthly reports required under this Section, Associated Persons and Access Persons promptly shall report to the Compliance Officer or the President of NCM any transaction which is, or might appear to be, in violation of this Code. Such report shall contain the information required in quarterly reports.

     E. CONFIRMATIONS AND STATEMENTS. In place of attaching confirmations and monthly statements to the Monthly Reports, Associated Persons and Access Persons may direct their brokers to send duplicate copies of confirmations of all personal securities transactions and duplicate copies of monthly or periodic statements for all securities accounts to the Chief Compliance Officer.

XII. OTHER RULES.

     A. GIFTS AND OTHER PREFERENTIAL TREATMENT. An Access Person may not in relation to the business of NCM seek or accept from any broker or dealer, other financial institution or supplier or contractor to NCM,

               (a) any gifts of material value (i.e., in excess of $100 per year), or;

                                      -14-
                                                                        02/28/02

               (b)  any  sort  of   preferential   treatment  from,  or  special
          arrangements with the institution or supplier.

               Any Access Person who receives an offer for a gift or bequest of material value from any such party should promptly report it to the Compliance Officer.

     B. FINDER'S FEES. Access Persons should not become involved in negotiations for corporate financing, acquisitions or other transactions for outside companies (whether or not securities of the company involved are held by clients of NCM) without the prior permission of the Compliance Officer. Specifically, no finder's or similar fee in connection with any such transactions may be negotiated or accepted without prior permission.

                                      -15-
                                                                        02/28/02

     C. ANNUAL CERTIFICATION. Each access person will be required to certify annually that:

               (a) he or she has read and understands this Code of Ethics and that he or she is subject to it;

               (b) that he or she has complied with the requirements of this Code of Ethics; and

               (c) that he or she has disclosed and reported all personal securities transactions required to be disclosed or reported pursuant to this Code of Ethics.

=================================================================
Exhibit (o)(ix)
---------------
  	                CODE OF ETHICS
		 TIMESSQUARE CAPITAL MANAGEMENT, INC.

=================================================================

				 BUSINESS ETHICS
                                       FOR
              CIGNA RETIREMENT & INVESTMENT SERVICES ASSOCIATES OF:

                      TIMESSQUARE CAPITAL MANAGEMENT, INC.
                                    ("TSCM")

                             CIGNA INVESTMENTS, INC.
                                     ("CII")

                        GLOBAL PORTFOLIO STRATEGIES, INC.
                                     ("GPS")

                  CIGNA INTERNATIONAL INVESTMENT ADVISORS, LTD.
                                    ("CIIAL")

                   CIGNA INTERNATIONAL INVESTMENT ADVISORS, KK
                                   ("CIIAKK")

                                       AND

                                CIGNA FUNDS GROUP
                         CIGNA INSTITUTIONAL FUNDS GROUP
                          CIGNA VARIABLE PRODUCTS GROUP
                            CIGNA HIGH INCOME SHARES
                        CIGNA INVESTMENT SECURITIES, INC.
                           (COLLECTIVELY, THE "FUNDS")

                                                                    OCTOBER 2002

                                 BUSINESS ETHICS

                                  INTRODUCTION

I.   Statement of General Principles
     -------------------------------

     The Business Ethics are based on the principle that the employees, officers and directors of Covered Companies owe a fiduciary duty to all Clients to conduct their personal securities transactions and other activities in a manner which does not interfere with investment transactions or otherwise take unfair advantage of their relationship to Clients. All employees must adhere to this general principle as well as comply with the specific provisions set forth herein. It bears emphasis that technical compliance with these provisions will not automatically insulate from scrutiny transactions and activities that show a pattern of compromise or abuse of the individual's fiduciary duties to Clients. Accordingly, all employees, officers and directors must seek to avoid any actual or potential conflicts between their personal interests and the interest of our Clients. In sum, all employees, officers and directors shall place the interests of our Clients before our personal interests.

     The purpose of the Business Ethics is to establish procedures consistent with the Investment Advisers Act of 1940, Investment Company Act of 1940, and Securities Exchange Act of 1934. Accordingly, no Access Person or Non-Access Person shall --

     1.   Employ any device, scheme or artifice to defraud;

     2. Make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     3. Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person; or

     4.   Engage in any manipulative practice.

     These Business Ethics are designed to supplement the Business Ethics and Practices adopted by CIGNA Corporation, which apply to all employees of CIGNA Corporation and its affiliates. CIGNA Retirement & Investment Services Associates must comply with the Business Ethics and Practices of CIGNA Corporation as well as the Business Ethics for CIGNA Retirement & Investment Services Associates. Violations of the Business Ethics and Practices of CIGNA Corporation must be reported to the CIGNA General Auditor.

     Supervisors at every level are responsible for seeing that their employees understand these Business Ethics. Supervisors should encourage employees to discuss questions of business ethics or practices at any time they arise and to surface potential questions before any action is taken in order to prevent problems from developing.

II.  General Definitions

     Access Persons:        Any director, officer, general partner, or "Advisory
                            Person"  of  TSCM or the  Funds,  except  for  those
                            directors   or   trustees   of  the  Funds  who  are
                            unaffiliated   with   CIGNA   Corporation   or   its
                            affiliates.

     Advisory Persons:      A subset of Access Persons.  Any CIGNA  Retirement &
                            Investment Services  (Investments)  Associates whose
                            functions or duties relate to the  determination  of
                            recommendations  to purchase,  sell, or hold Covered
                            Securities  for  an  investment  company  registered
                            under  the  Investment  Company  Act of 1940;  those
                            individuals,  who in connection with his/her regular
                            duties,  obtain  any  information   concerning  such
                            publicly-traded Covered Securities being recommended for purchase, sale or hold.

                            With respect to the Funds, any CIGNA Retirement & Investment Services (Investments) Associate who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding recommendations for the purchase or sale of Covered Securities by a Fund, and any natural person in a control relationship to a Fund or TSCM who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of Covered Securities by a Fund.

     Associate:             Any  employee  of  CIGNA  Corporation  or any of its
                            affiliates assigned to the Investments area of the Retirement & Investment Services Division.

     Beneficial Ownership:  Generally,   employees   will  be   deemed  to  have
                            ownership of Covered  Securities  in the accounts of
                            their spouses,  dependent relatives,  members of the
                            same  household,  trustee and custodial  accounts or
                            any other  account  in which  they have a  financial
                            interest   or  over  which   they  have   investment
                            discretion. See Exhibit A for expanded discussion.

     Chief Compliance
     Officer: Timothy F. Roberts is the Chief Compliance Officer for Covered Companies.

     CIGNA Securities:      Securities  issued or sponsored by CIGNA Corporation
                            or its affiliates.

     Client: Any corporate, advisory, investment company or other account managed by, or as to which investment advice is given by, a Covered Company.

     Covered Companies:     TimesSquare  Capital  Management,  Inc. (TSCM) CIGNA
                            Investments, Inc. (CII) Global Portfolio Strategies,
                            Inc. (GPS) CIGNA International  Investment Advisors,
                            Ltd.   (CIIAL)   CIGNA   International    Investment
                            Advisors, KK (CIIAKK) "The Funds"

     Covered Securities:    Any note, stock,  treasury stock,  bond,  debenture,
                            evidence of indebtedness, certificate of interest or
                            participation  in  any   profit-sharing   agreement,
                            shares of closed-end mutual funds,  collateral-trust
                            certificate,    preorganization    certificate    or
                            subscription,    transferable   share,    investment
                            contract,  voting-trust certificate,  certificate of
                            deposit   for  a  security,   fractional   undivided
                            interest in oil and gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, non-bank certificate of deposit, or any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security".

                            "Covered Securities" do not include - direct obligations issued by the Government of the United States; bankers' acceptances; bank certificates of deposit; commercial paper and high quality short-term debt instruments, including repurchase agreements; or shares of a registered open-end investment company.

     Equivalent Covered
     Securities:            Equivalent   Covered   Security   is  one  that  has
                            substantial economic relationship to another Covered
                            Security.  This would  include,  among other things,
                            (1) a Covered Security that is convertible into another Covered Security,

                            (2) with respect to an equity Covered Security, a Covered Security having the same issuer (including a private issue by the same issuer) and any derivative, option or warrant relating to that Covered Security and (3) with respect to a fixed-income Covered Security, a Covered Security having the same issuer, maturity, coupon and rating, any derivative, option or warrant relating to that Covered Security.

     Investment Personnel:  Portfolio  Managers and any other  Advisory  Persons who provide investment information and/or advice to the Portfolio Managers and/or help execute the Portfolio Manager's investment decision. Investment Personnel include research analysts, traders, and their assistants.

     Material, Non-Public
     Information:           As a general  guideline,  information is material if
                            it might reasonably be expected to affect the market value of Covered Securities or influence investor decisions to buy, sell or hold Covered Securities.
                            Information is nonpublic if it is not generally available to the investing community.

     Non-Access Persons:    CIGNA  Retirement & Investment  Services  Associates
                            (Investments)  who  are  not  designated  as  Access
                            Persons.

     Personal Covered
     Security Transactions: Any personal  purchase or sale of a Covered Security on behalf of an account(s) in which an Access Person or Non-Access Person has direct or Beneficial Ownership.

     Portfolio Managers:    Investment    Personnel    who   have   the   direct
                            responsibility and authority to make investment decisions for a Client.

     Purchase or Sale:      Any contract or agreement,  including the writing of
                            an option, to purchase or sell a Covered Security.

     The Funds              CIGNA Funds Group
                            CIGNA Institutional Funds Group
                            CIGNA Variable Products Group
                            CIGNA High Income Shares
                            CIGNA Investment Securities, Inc.

III. A.   Applicability
          -------------

          The  Business  Ethics  apply  to all  CIGNA  Retirement  &  Investment
          Services Associates (Investments), including part-time employees. Temporary personnel and consultants are subject to the same provisions of this policy as full-time employees.

     B.   Dissemination and Acknowledgment of the Business Ethics
          -------------------------------------------------------

          The following procedures pertain to dissemination and acknowledgment of receipt of the Business Ethics.

          A. The Chief Compliance Officer and each designated Compliance Officer in Tokyo and London oversee the dissemination and affirmation of the Business Ethics to those persons for whom he or she is responsible. Currently the Compliance Officers are as follows:

                    Chief Compliance Officer      Tim Roberts
                    Compliance Officer (London)   Flora Kong
                    Compliance Officer (Tokyo)    Fumi Kaji

          B. Human Resources ensures that each new full and part-time employee of Covered Companies receives, upon employment, a copy of the Business Ethics and the Affirmation/Disclosure Statement. The employee sends the executed Affirmation/Disclosure Statement to the Compliance Department.

               Hiring managers are responsible for assuring temporary personnel and consultants receive a copy of the Business Ethics and execute the Affirmation/Disclosure Statement.

          C. Access Persons and Non-Access Persons are required to certify at least annually using the Affirmation/Disclosure Statement that:

               (i)  they have read and understood the Business Ethics;

               (ii) they recognize that they are subject to the Business Ethics;

               (iii)they have  complied  with the  requirements  of the Business
                    Ethics;

               (iv) they  have  disclosed  or  reported  all  Personal   Covered
                    Securities Transactions required to be disclosed or reported pursuant to the requirements of the Business Ethics.

IV.  Prohibited and  Restricted  Personal  Covered  Securities  Transactions  by
     ---------------------------------------------------------------------------
     Advisory Persons, Other Access Persons, and Non-Access Persons
     --------------------------------------------------------------

     A.   Initial Public Offerings
          ------------------------

          No Advisory Person may acquire any Covered Securities (equity or fixed income) in an initial public offering. However, there may be circumstances where investments may be permitted, if they do not represent conflict of interest, or even the appearance of a conflict of interest. An example is shares issued by mutual banks and insurance companies that specifically allocate shares to existing customers. Consult with the Chief Compliance Officer.

          All NASD Registered Representatives are reminded to also consult the CIGNA Financial Services, Inc. compliance manual prior to acquiring any IPO.

     B.   Private Placements
          ------------------

          Access Person and Non-Access Persons may not acquire any private placement security without express prior approval by Compliance or CR&IS Law.

          (i) Such approval will take into account, among other factors, whether the investment opportunity should be reserved for a Client and whether the opportunity is being offered to the Access Person or Non-Access Person by virtue of his or her position with a Client.

          (ii) Access Persons and Non-Access Persons who have been authorized to acquire a private placement security must disclose that investment to the Chief Investment Officer (including his or her designee) and the Compliance Department when the Access Person or Non-Access Person plays a part in any subsequent consideration of an investment by a Client in the issuer of the private placement. In such circumstances, a decision to purchase securities of the issuer for a Client will be subject to an independent review by appropriate personnel with no personal interest in the issuer.

     C.   Blackout Periods
          ----------------

          Except as provided in Section F below,

          (i) Advisory Persons are prohibited from executing a transaction in a Covered Security on any day during which any Client for which a Covered Company provides investment advice has a pending "buy" or "sell" order in the same or an equivalent Covered Security and until such time as that order is executed or withdrawn.

               All CIGNA Retirement & Investment Services (Investments) Associates are prohibited from executing a transaction in a Covered Security on any day that they have knowledge that any Client has a pending "buy" or "sell" order in the same or an equivalent Covered Security and until such time as that order is executed or withdrawn.

               A "pending 'buy' or 'sell' order" exists when a decision to purchase or sell a Covered Security has been made.

          (ii) Investment Personnel are prohibited from buying or selling a Covered Security within seven calendar days before or after a Client which they manage trades in the same or an equivalent Covered Security.

          (iii)If trades are effected during the proscribed period, any profits realized on such trades may be required to be disgorged to a charity approved by the Chief Compliance Officer.

     D.   Short-Term Trading Profits
          --------------------------

          Except as provided in Section F below, Advisory Persons are prohibited from profiting from a purchase and sale, or sale and purchase, of the same or an equivalent Covered Security within any 60 calendar day period. The 60-day period is determined on the last in, first-out basis. If trades are effected during the proscribed period, any profits realized on such trades may be required to be disgorged to a charity approved by the Chief Compliance Officer. Transactions resulting in breakeven or losses are not subject to the 60 day prohibition.

     E.   Preclearance
          ------------

          Except as provided in Section F below, Advisory Persons must preclear all personal Covered Securities transactions with the Compliance Department. See form in Exhibit B. Other forms of preclearance documentation are acceptable, such as e-mail.

          All precleared orders must be executed by the end of the calendar day preclearance is granted. If any order is not timely executed, a request for preclearance must be resubmitted.

          The provisions of this Section prohibit all Advisory Persons from entering limit orders in their personal accounts unless their broker-dealer is further instructed that the order is only good until the end of that calendar day. The provisions of this Section prohibit all Advisory Persons from entering good-till-cancel orders in their personal accounts.

          Advisory Persons are permitted to execute trades on-line. However, trades entered on-line after the close of business will not be executed until the following business day. Therefore, the employee must provide backup documentation to the Compliance Department evidencing the entry date of the transaction (which should coincide with the date of the pre-clearance).

     F.   Exempted Transactions
          ---------------------

          1. The following transactions will be exempt from the provisions of Preclearance, Blackout Periods, and Short-Term Trading Profits above:

               (a) Purchases or sales of Covered Securities effected in any personal account over which the Advisory Person has no direct or indirect influence or control or in any account of the Advisory Person which is managed on a discretionary basis by a person other than such Advisory Person and with respect to which such Advisory Person does not in fact influence or control such transactions.

               (b)  Purchases   or  sales  of  Covered   Securities   which  are
                    non-volitional on the part of the Advisory Person.

               (c) Purchases that are made by reinvesting cash dividends pursuant to an automatic dividend reinvestment program ("DRIP") (this exception does not apply to optional cash purchases or to the decision to begin or stop participating in a DRIP);

          2.   The prohibitions of Section IV(C)(i) and (ii) (Blackout  Periods)
               - except for Portfolio Managers with respect to activity in a Client they manage - and IV(D) (Short-Term Trading Profits) will not apply to the following (but preclearances will still be required):

               (a) "De minimis" Transactions - Any equity Covered Securities transaction, or series of related transactions effected over a 30 calendar day period, involving 500 shares or less in the aggregate, if (i) the Advisory Person has no prior knowledge of activity in such security by a Client, (ii) the issuer is listed on a major securities exchange (including, but not limited to NYSE and AMEX) or the NASDAQ National Market and has a market capitalization (outstanding shares multiplied by the current price per share) greater than $2 billion (or a corresponding market capitalization in foreign markets), and (iii) TSCM-managed portfolios in the aggregate own less than 1% of the outstanding equity shares of the issuer.

               (b) Any fixed income Covered Securities transaction, or series of related transactions effected over a 30 calendar day period, involving 100 units ($100,000 principal amount) or less in the aggregate, if the Advisory Person has no prior knowledge of transactions in such securities by a Client.

               (c) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer.

               (d) Purchases or sales of Covered Securities which receive the prior approval of the Chief Compliance Officer (such person having no personal interest in such purchases or sales), based on a determination that no abuse is involved and that such purchases and sales are not likely to have any economic impact on a Client or on its ability to purchase or sell Covered Securities of the same class or other Covered Securities of the same issuer.

          3. The prohibitions of Section IV(C)(i) and (ii) (Blackout Periods) and IV(D) (Short-Term Trading Profits) do not apply to the following. Preclearances are not required:

               (a) Any transaction in index securities (e.g. NASDAQ 100 - QQQ), including options thereon, effected on a broad-based index. Individual securities included in an index are not covered by this exception.

V.   Opening  and  Maintaining  Broker-Dealer  Accounts  by Access  Persons  and
     ---------------------------------------------------------------------------
     Advisory Persons
     ----------------

     Access Persons must disclose all broker-dealer accounts in which there is direct or Beneficial Ownership to the Compliance Department. When opening new accounts, notify the Compliance Department prior to effecting any trades in the new account(s).

     In addition, Advisory Persons must supply the Compliance Department with a written statement to be sent to the broker-dealer(s) authorizing the broker-dealer to send duplicate copies of transaction confirmations and periodic statements for all accounts directly to the Compliance Department.

     Access Persons must notify the Compliance Department when broker-dealer account ownership changes occur and when accounts are closed.

VI.  Reporting of Personal Covered Securities Transactions and Post-Trade Review
     ---------------------------------------------------------------------------

     A. Advisory Persons are required to direct their broker-dealers to supply to the Compliance Department, on a timely basis, duplicate copies of confirmations of all Personal Covered Securities Transactions and copies of periodic statements for all accounts in which the Advisory Person has a direct or Beneficial Ownership interest. Compliance with this Business Ethics requirement will be deemed to satisfy the transaction reporting requirements imposed by securities laws. But any transactions in Covered Securities not executed through a broker-dealer must be reported quarterly to the Compliance Department within 10 calendar days of the end of the quarter using the form in Exhibit C. Compliance will e-mail you the form upon request. You may e-mail the completed form to Compliance.

     B. Other Access Persons, i.e. those officers and directors who are not also designated as Advisory Persons and whose broker-dealers do not send duplicate confirmations and periodic statements to Compliance, and Non-Access Persons must report transactions in Covered Securities quarterly within 10 calendar days of the end of the quarter using the form in Exhibit C. Compliance will e-mail you the form at quarter end. You may e-mail the completed form to Compliance.

          Other Access Persons and Non-Access Persons may elect to satisfy the transaction reporting requirement by authorizing their broker-dealers to send duplicate confirmations or periodic statements for all accounts in which there is direct or Beneficial Ownership directly to Compliance. Call Compliance for a form letter we ask you to sign. We will send it to the broker-dealer(s) for you. Note that transactions not effected through broker-dealers must be reported separately.

     C. The Chief Compliance Officer will periodically review the personal investment activity of all Access Persons.

     D. International. The Compliance Officers in Tokyo and London are responsible for reviewing the reports of personal securities transactions. Such review shall relate only to Covered Securities traded in those offices. During due diligence reviews of Tokyo and London, the Chief Compliance Officer will review personal trading activity.

     E.   CIGNA Securities - See Exhibit E.

VII. Disclosure of Personal Holdings of Covered  Securities  Required for Access
     ---------------------------------------------------------------------------
     Persons
     -------

     Within 10 calendar days of employment as, or designation as, an Access Person, and thereafter on an annual basis, all Access Persons must disclose all personal Covered Securities holdings in which the Access Person has direct or Beneficial Ownership.

     A. Compliance with the annual disclosure requirement may be satisfied by periodic broker-dealers' confirmations and statements sent directly to the Compliance Department provided that you confirm annually, in writing (which may be electronic), that you have provided Compliance with an accurate record of information required to be disclosed in the annual holdings report. At year end, Compliance will send you a reminder and a statement to review and use for your confirmation.

          Note that Covered Securities not included in broker-dealers' reports must be reported separately to the Compliance Department. Use the form in Exhibit D. Compliance will e-mail you the report form upon request.

     B. Access Persons whose broker-dealers do not send duplicate confirms and periodic statements to Compliance are required to report all personal Covered Securities holdings using the form in Exhibit D. Compliance will e-mail you the form. You can e-mail the completed form back to Compliance.

     C.   CIGNA Securities - See Exhibit E.

VIII. Prohibitions Against Transactions Based on Material, Nonpublic Information
      --------------------------------------------------------------------------

     No Access Person or Non-Access Person will cause a purchase or sale of a Covered Security to be made for a Client or a personal account while in possession of material, nonpublic information with respect to the issuer of such Covered Security. You must be careful to avoid any impropriety, or even the appearance of an impropriety, in all investment transactions.

     A. Communications. At all times, Access and Non-Access Persons must be aware that any information which is considered or suspected to be material and/or nonpublic should not be disclosed to anyone who does not have a business need to know such information, and any recipient of such information must be made aware that the information is material and nonpublic.

     B. Files. Release of any materials which may contain material, nonpublic information (or conclusions or opinions based thereon) is only allowed on a need-to-know basis.

     C. Other Disclosures. Access Persons and Non-Access Persons should also exercise diligence in other areas where the possibility exists that material, nonpublic information may be inadvertently disclosed to anyone who does not have a need to know. For example, documents should not be left in conference rooms, or on copy or fax machines. Care should be taken to properly file or discard documents.

     D.   Restricted  List. Refer to the Policy and Procedures  Manual,  Part V,
          Section 12. You may use this link,

          http://home.retire.cigna.com/investment_management/compliance_manual_
          ---------------------------------------------------------------------
          investments/PartVText.htm#Material
          ----------------------------------

IX.  Transactions in Securities  Issued or Sponsored by CIGNA Corporation or its
     ---------------------------------------------------------------------------
     Affiliates
     ----------

     Transactions in CIGNA Securities by CIGNA employees, which include all employees of Covered Companies, through personal broker-dealer accounts in which they have direct or Beneficial Ownership, through their 401(K) Plans, through the exercise and/or simultaneous sale of stock options, or as a result of the sale of restricted stock are governed by the Policy Statement for Transactions in CIGNA Securities contained in the CIGNA Corporate Policy. Refer to http://home.cigna.com/old/understa/doing and http://home.cigna.com/old/understa/index.html

     See Exhibit E for an expanded discussion of procedures, including reporting requirements, pertaining to CIGNA Securities.

X.   Gifts
     -----

     A. Access Persons and Non-Access Persons and household members thereof are prohibited from receiving any gift, or any series of gifts within a calendar year, of more than $100 in value from any person or entity that does business with a Covered Company or on behalf of a Client. Occasional business meals or entertainment (theatrical or sporting events, etc.) are not defined as "gifts" and are permitted so long as they are not excessive in number or cost and the host is present at the event.

          Gifts include prizes sponsored by or paid for by broker-dealers, investment bankers, correspondents, and other intermediaries, or investments of any amount, as well as any other property, service or thing of value (such as tickets, admission or entrance fees, meals, entertainment, transportation or lodging). Receipt of gifts in the form of cash, checks, gift certificates is prohibited.

     B. In general, Covered Companies will be responsible for all business travel expenses incurred by its employees which are consistent with corporate travel policy. As a matter of policy, Covered Companies do not allow sponsors of trips who are broker-dealers or issuers of Covered Securities, or other investable assets, to pay for travel or lodging expenses for our employees.

          Exceptions to this policy can be granted by the Chief Compliance Officer if the trip sponsor arranges for group travel or lodging which is not available through normal commercial channels for the convenience of the group (e.g. charter flights) or is a de minimis expense to the sponsor because of the nature of its business (e.g. airline or hotel companies). In both of these cases, it should be clear that the sponsor is paying for reasons of convenience rather than to curry favor.

XI.  Real Estate Transactions
     ------------------------

     Access Persons and Non-Access Persons shall refrain from engaging in the real estate business, the development of real estate or from serving as consultant to others in such activities, unless approved by Covered
     Companies' management on the basis that the activity will not present a conflict of interest.

XII. Corporate Directorships and Other Business Relationships
     --------------------------------------------------------

     In order that even the appearance of impropriety be avoided, it is important that CIGNA Retirement & Investment Services Associates not be involved in investment decisions which relate to other business enterprises of which they are "insiders." For purposes of this policy, a person is an "insider" of a business enterprise if he or she is one of its directors or officers, or otherwise has a confidential relationship with it, or has a beneficial ownership of 1% of its voting stock. A regulated investment company is not a business enterprise for this purpose.

     CIGNA Retirement & Investment Services Associates should make written disclosure of any insider relationships to the Compliance Department. No new insider relationships should be accepted without the written approval of the President of CIGNA Retirement & Investment Services and, if required by CIGNA Corporation policy, by the Corporate Secretary of CIGNA Corporation. New beneficial ownership in excess of 1% of voting stock resulting from non-volitional actions should be reported in the annual disclosure of insider relationships. (See the CIGNA Corporation policy on "Outside Board and Officerships" in the CIGNA Corporate Policy and Procedure Manual). Refer to http://home.cigna.com/old/understa/doing and http://home.cigna.com/old/understa/index.html The continuation of any insider relationship is at the discretion of the President of CIGNA Retirement & Investment Services and the Corporate Secretary of CIGNA Corporation and is to be terminated upon request.

XIII. Investigations
      --------------

     The Chief Compliance Officer will make a determination from the reports of Covered Securities personal transactions, the annual Affirmation/Disclosure Statements, and from any other situations brought to his attention, or of which he is aware, whether a violation or possible violation, of these Business Ethics has occurred. The Chief Compliance Officer will thoroughly investigate each violation or possible violation. Such investigative procedures shall include notification to the appropriate member of the Senior Leadership Team and to the CR&IS Law Department of the violation or possible violation, and discussion of the violation or possible violation with the individual to determine whether the procedures set forth in the Business Ethics section of the Policy and Procedures Manual were followed. Each investigation will be properly documented, including the name of the individual, the date of the investigation, identification of the violation or possible violation, and a summary of the disposition. The file kept on such investigation shall include all underlying records.

     The Chief Compliance Officer will report his findings in writing to the appropriate member of the Senior Leadership Team, CIGNA Internal Audit
     Department, and to the CR&IS Law Department. The decision as to whether a violation has occurred will be subject to review by the Chief Compliance Officer, the appropriate member of the Senior Leadership Team, and the CR&IS Law Department.

                                                                       EXHIBIT A

                       EXPLANATION OF BENEFICIAL OWNERSHIP


You are considered to have "Beneficial Ownership" of Covered Securities if you have or share a direct or indirect "Pecuniary Interest" in the Covered Securities.

You have a "Pecuniary Interest" in Covered Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Covered Securities.

The  following  are  examples  of an  indirect  Pecuniary  Interest  in  Covered
Securities:

1. Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Covered Securities will not provide you with any economic benefit.

     "Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

2. Your interest as a general partner in Covered Securities held by a general or limited partnership.

3. Your interest as a manager-member in the Covered Securities held by a limited liability company.

You do not have an indirect Pecuniary Interest in Covered Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equityholder or you have or share investment control over the Covered Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Covered Securities held by a trust:

1. Your ownership of Covered Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

2.   Your ownership of a vested interest in a trust.

3. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

                                                                       EXHIBIT B
                                                                       ---------

                                  PRECLEARANCE
                    PERSONAL COVERED SECURITIES TRANSACTIONS

NAME:
      --------------------------------------------------------------------------
DATE:
      --------------------------------------------------------------------------
TIME:
      --------------------------------------------------------------------------
NAME OF SECURITY:
                  --------------------------------------------------------------

o IF THE REQUEST IS TO PURCHASE (SELL), HAS THIS SECURITY BEEN SOLD OR (PURCHASED) BY THIS INDIVIDUAL WITHIN THE PAST 60 CALENDAR DAYS? YES, NO, DE MINIMIS, OR EXPLAIN EXCEPTION.



o DOES ANY CLIENT PORTFOLIO HAVE A PENDING "BUY" OR "SELL" ORDER IN THE SAME OR EQUIVALENT COVERED SECURITY? YES, NO, DE MINIMIS, OR EXPLAIN EXCEPTION.



o IF THE REQUEST IS MADE BY INVESTMENT PERSONNEL, HAS A PORTFOLIO PURCHASED OR SOLD THIS SECURITY WITHIN THE PAST SEVEN CALENDAR DAYS OR IS A TRANSACTION CURRENTLY ANTICIPATED WITHIN THE NEXT SEVEN CALENDAR DAYS? YES, NO, DE MINIMIS, NOT APPLICABLE AS RELATIVE TO THE SECURITIES TO BE PURCHASED/SOLD, THIS PERSON IS NOT DEFINED AS "INVESTMENT PERSONNEL", OR EXPLAIN OTHER EXCEPTION.



o    IS THIS AN IPO? YES, NO, OR EXPLAIN EXCEPTION.



o    IS THIS A PRIVATE PLACEMENT? YES, NO, OR EXPLAIN EXCEPTION.



THIS APPROVAL IS GOOD FOR ________________________ ONLY.
                                   (DATE)

PRECLEARANCE GRANTED BY:_____________________________

=================================================================
Exhibit (o)(xi)
---------------
  	                CODE OF ETHICS
	 PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC

=================================================================

  			      PIMCO CODE OF ETHICS
                              --------------------

                         Effective as of March 31, 2000

                                  INTRODUCTION

                               GENERAL PRINCIPLES


     This Code of Ethics is based on the principle that you, as a director, officer or other Advisory Employee of Pacific Investment Management Company ("PIMCO"), owe a fiduciary duty to, among others, the shareholders of the Funds and other clients (together with the Funds, the "Advisory Clients") for which PIMCO serves as an advisor or subadvisor. Accordingly, you must avoid activities, interests and relationships that might interfere or appear to interfere with making decisions in the best interests of our Advisory Clients.

     At all times, you must observe the following GENERAL RULES:

     1. YOU MUST PLACE THE INTERESTS OF OUR ADVISORY CLIENTS FIRST. In other words, as a fiduciary you must scrupulously avoid serving your own personal interests ahead of the interests of our Advisory Clients. You must adhere to this general fiduciary principle as well as comply with the Code's specific provisions. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any trades that indicate an abuse of your fiduciary duties or that create an appearance of such abuse.

          Your fiduciary obligation applies not only to your personal trading activities but also to actions taken on behalf of Advisory Clients. In particular, you may not cause an Advisory Client to take action, or not to take action, for your personal benefit rather than the benefit of the Advisory Client. For example, you would violate this Code if you caused an Advisory Client to purchase a Security or Futures Contract you owned for the purpose of increasing the value of that Security or Futures Contract. If you are a portfolio manager or an employee who provides information or advice to a portfolio manager or helps execute a portfolio manager's decisions, you would also violate this Code if you made a personal investment in a Security or Futures Contract that might be an appropriate investment for an Advisory Client without first considering the Security or Futures Contract as an investment for the Advisory Client.

     2. YOU MUST CONDUCT ALL OF YOUR PERSONAL INVESTMENT TRANSACTIONS IN FULL COMPLIANCE WITH THIS CODE, THE PIMCO ADVISORS L.P. INSIDER TRADING POLICY AND PROCEDURES (THE "INSIDER TRADING POLICY"), AND THE PIMCO ADVISORS L.P. POLICY REGARDING SPECIAL TRADING PROCEDURES FOR SECURITIES OF PIMCO

          ADVISORS L.P. (THE "SPECIAL TRADING PROCEDURES")1 AND IN SUCH A MANNER AS TO AVOID ANY ACTUAL OR POTENTIAL CONFLICT OF INTEREST OR ANY ABUSE OF YOUR POSITION OF TRUST AND RESPONSIBILITY. PIMCO encourages you and your family to develop personal investment programs. However, those investment programs must remain within boundaries reasonably necessary to ensure that appropriate safeguards exist to protect the interests of our Advisory Clients and to avoid even the APPEARANCE of unfairness or impropriety. Accordingly, YOU MUST COMPLY WITH THE POLICIES AND PROCEDURES SET FORTH IN THIS CODE UNDER THE HEADING PERSONAL
          INVESTMENT TRANSACTIONS. In addition, you must comply with the policies and procedures set forth in the INSIDER TRADING POLICY AND SPECIAL TRADING PROCEDURES, which are attached to this Code as Appendix II and III, respectively. Doubtful situations should be resolved in favor of our Advisory Clients and against your personal trading.

     3. YOU MUST NOT TAKE INAPPROPRIATE ADVANTAGE OF YOUR POSITION. The receipt of investment opportunities, perquisites, gifts or gratuities from persons seeking business with PIMCO directly or on behalf of an Advisory Client could call into question the independence of your business judgment. Accordingly, you must comply with the policies and procedures set forth in this Code under the heading GIFTS AND SERVICE AS A DIRECTOR. Doubtful situations should be resolved against your personal interest.

                         THE GENERAL SCOPE OF THE CODE'S
                 APPLICATIONS TO PERSONAL INVESTMENT ACTIVITIES

     The Code reflects the fact that PIMCO specializes in the management of fixed income portfolios. The vast majority of assets PIMCO purchases and sells on behalf of its Advisory Clients consist of corporate debt Securities, U.S. and foreign government obligations, asset-backed Securities, money market instruments, foreign currencies, and futures contracts and options with respect to those instruments. For its StocksPLUS Funds, PIMCO also purchases futures and options on the S & P 500 index and, on rare occasions, may purchase or sell baskets of the stocks represented in the S & P 500. For its Convertible Bond Fund and other Advisory Clients, PIMCO purchases convertible securities that may be converted or exchanged into underlying shares of common stock. Other PIMCO Funds may also invest in convertible securities. The Convertible Bond Fund and other Advisory Clients may also invest a portion of their assets in common stocks.

     Rule 17j-1 under the Investment Company Act of 1940 requires REPORTING of all personal transactions in Securities (other than certain Exempt Securities) by certain persons, whether or

- --------------------
1 PIMCO expects Allianz of America ("AZOA") to acquire a majority interest in PIMCO Advisors L.P. ("PALP") in the second quarter of 2000. When that acquisition is consummated, the Special Trading Procedures for PALP securities will no longer apply since PALP securities will not be publicly owned or traded.

not they are Securities that might be purchased or sold by PIMCO on behalf of its Advisory Clients. The Code implements that reporting requirement.

     However, since the purpose of the Code is to avoid conflicts of interest arising from personal trading activities in Securities and other instruments that are held or might be acquired on behalf of our Advisory Clients, this Code only places RESTRICTIONS on personal trading activities in such investments. As a result, this Code does not place restrictions (beyond reporting) on personal trading in most individual equity Securities. Although equities are Securities, they are not purchased or sold by PIMCO on behalf of the vast majority of PIMCO's Advisory Clients and PIMCO has established special procedures to avoid conflicts of interest that might otherwise arise from personal trading in such equity securities. On the other hand, this Code does require reporting and restrict trading in certain Futures Contracts which, although they are not Securities, are instruments in which PIMCO frequently trades for many of its Advisory Clients.

     This Code applies to PIMCO's officers and directors as well as to all of its Advisory Employees. The Code recognizes that portfolio managers and the investment personnel who provide them with advice and who execute their decisions occupy more sensitive positions than other Advisory Employees and that it is appropriate to subject their personal investment activities to greater restrictions.

                          THE ORGANIZATION OF THE CODE

     The remainder of this Code is divided into three sections. The first section concerns PERSONAL INVESTMENT TRANSACTIONS. The second section describes the restrictions on GIFTS AND SERVICE AS A DIRECTOR. The third section summarizes the methods for ensuring COMPLIANCE under the Code. In addition, the following APPENDICES are also a part of this Code:

I.    Definitions of Capitalized Terms.
II.   The PIMCO Advisors L.P. Insider Trading Policy and Procedures.
III. The PIMCO Advisors L.P. Policy Regarding Special Trading Procedures for Securities of PIMCO Advisors L.P.
IV.   Form for Acknowledgment of Receipt of this Code.
V.    Form for Annual Certification of Compliance with this Code.
VI.   Form for Initial Report of Accounts.
VII.  Form for Quarterly Report of Investment Transactions.
VIII. Form for Annual Holdings Report.
IX.   Preclearance Request Form
X.    List of PIMCO Compliance Officers.

                                    QUESTIONS

     Questions regarding this Code should be addressed to a Compliance Officer listed on Appendix X. Those Compliance Officers compose the PIMCO Compliance Committee.

                        PERSONAL INVESTMENT TRANSACTIONS

                                   IN GENERAL

     Subject to the limited exceptions described below, you are required to report all Investment Transactions in SECURITIES AND FUTURES CONTRACTS made by you, a member of your Immediate Family or a trust in which you have an interest, or on behalf of any account in which you have an interest or which you direct. In addition, you must PRECLEAR certain Investment Transactions in SECURITIES AND FUTURES CONTRACTS THAT PIMCO HOLDS OR MAY ACQUIRE ON BEHALF OF AN ADVISORY CLIENT, INCLUDING CERTAIN INVESTMENT TRANSACTIONS IN RELATED SECURITIES.

     The details of these reporting and preclearance requirements are described below. This Code uses a number of capitalized terms, e.g. Advisory Employee, Beneficial Ownership, Designated Equity Security, Exempt Security, Fixed Income Security, Fund, Futures Contract, Immediate Family, Initial Public Offering, Investment Transaction, Personal Account, Portfolio Employee, Private Placement, Qualified Foreign Government, Related Account, Related Security, and Security. The definitions of these capitalized terms are set forth in Appendix I. TO UNDERSTAND YOUR RESPONSIBILITIES UNDER THE CODE, IT IS IMPORTANT THAT YOU REVIEW AND UNDERSTAND THE DEFINITIONS IN APPENDIX I.

                              REPORTING OBLIGATIONS

     Notification Of Reporting Obligations

     As an Advisory Employee, you are required to report accounts and Investment Transactions in accordance with the requirements of this Code.

     Use Of Broker-Dealers And Futures Commission Merchants

     Unless  you  are  an  independent  director,  YOU  MUST  USE  A  REGISTERED
BROKER-DEALER  OR  REGISTERED  FUTURES  COMMISSION  MERCHANT  to  engage  in any purchase or sale of a publicly-traded Security or Publicly-Traded Futures Contract. This requirement also applies to any purchase or sale of a publicly-traded Security or of a Publicly-Traded Futures Contract in which you have, or by reason of the Investment Transaction will acquire, a Beneficial Ownership interest. Thus, as a general matter, any Investment Transaction in publicly-traded Securities or Publicly-Traded Futures Contracts by members of your Immediate Family will need to be made through a registered broker-dealer or futures commission merchant.

     Initial Report

     Within 10 days after commencing employment or within 10 days of any event that causes you to become subject to this Code (e.g. promotion to a position that makes you an Advisory Employee), you shall supply to a Compliance Officer copies of the most recent statements for each and every Personal Account and Related Account that holds or is likely to hold a Security or a Futures Contract in which you have a Beneficial Ownership interest, as well as copies of confirmations for any and all Investment Transactions subsequent to the effective date of those statements. These documents shall be supplied to the Compliance Officer by attaching them to the form appended hereto as Appendix VI.

     On that same form you shall supply the name of any broker, dealer, bank or futures commission merchant and the number for any Personal Account and Related Account that holds or is likely to hold a Security or a Futures Contract in which you have a Beneficial Ownership interest for which you cannot supply the most recent account statement. You shall also certify, where indicated on the form, that the contents of the form and the documents attached thereto disclose all such Personal Accounts and Related Accounts.

     In addition, you shall also supply, where indicated on the form, the following information for each Security or Futures Contract in which you have a Beneficial Ownership interest, to the extent that this information is not available from the statements attached to the form:

     1. A description of the Security or Futures Contract, including its name or title;

     2. The quantity (e.g. in terms of numbers of shares, units or contracts) and principal amount (in dollars) of the Security or Futures Contract; and

     3. The name of any broker, dealer, bank or futures commission merchant with which you maintained an account in which the Security or Futures Contract was held.

     New Accounts

     Immediately upon the opening of a NEW Personal Account or a Related Account that holds or is likely to hold a Security or a Futures Contract, you shall supply a Compliance Officer with the name of the broker, dealer, bank or futures commission merchant for that account, the identifying number for that Personal Account or Related Account, and the date the account was established.

     Timely Reporting Of Investment Transactions

     You must cause each broker, dealer, bank or futures commission merchant that maintains a Personal Account or a Related Account that holds a Security or a Futures Contract in which you have a Beneficial Ownership interest to provide to a Compliance Officer, on a timely basis, duplicate copies of trade confirmations of all Investment Transactions in that account and of periodic statements for that account ("duplicate broker reports").

     In addition, you must report to a Compliance Officer, on a timely basis, any Investment Transaction in a Security or a Futures Contract in which you have or acquired a Beneficial Ownership interest that was established without the use of a broker, dealer, bank or futures commission merchant.

     Quarterly Certifications And Reporting

     At the end of the first, second and third calendar quarters, a Compliance Officer will provide you with a list of all accounts that you have previously identified to PIMCO as a Personal Account or a Related Account that holds or is likely to hold a Security or Futures Contract. Within 10 days after the end of that calendar quarter, you shall make any necessary additions, corrections or deletions to that list and return it to a Compliance Officer with a certification that: (a) the list, as modified (if necessary), represents a complete list of the Personal Accounts and Related Accounts that hold Securities or Futures Contracts in which you have or had a Beneficial Ownership interest and for which PIMCO should have received or will receive timely duplicate broker reports for the calendar quarter just ended, and (b) the broker, dealer, bank or futures commission merchant for each account on the list has been instructed to send a Compliance Officer timely duplicate broker reports for that account.

     You shall provide, on a copy of the form attached hereto as Appendix VII, the following information for each Investment Transaction during the calendar quarter just ended, to the extent that the duplicate broker reports for that calendar quarter did not supply this information to PIMCO:

     1. The date of the Investment Transaction, the title, the interest rate and maturity date (if applicable), the number of shares or contracts, and the principal amount of each Security or Futures Contract involved;

     2. The nature of the Investment Transaction (i.e. purchase, sale or any other type of acquisition or disposition);

     3. The price of the Security or Futures Contract at which the transaction was effected; and

     4. The name of the broker, dealer, bank, or futures commission merchant with or through which the transaction was effected.

You shall provide similar information for the fourth calendar quarter on a copy of the form attached hereto as Appendix VIII, which form shall also be used for the Annual Holdings Report described below.

     Annual Holdings Reports

     Beginning with calendar year 2000, a Compliance Officer will provide to you, promptly after the end of the calendar year, a list of all accounts that you have previously identified to PIMCO as a Personal Account or a Related Account that held or was likely to hold a Security or Futures Contract during that calendar year. Within 10 days after the end of that calendar year, you shall make any necessary additions, corrections or deletions to that list and return it to a Compliance Officer with a certification that: (a) the list, as modified (if necessary), represents a complete list of the Personal Accounts and Related Accounts that held Securities or Futures Contracts in which you had a Beneficial Ownership interest as of the end of that calendar year and for which PIMCO should have received or will receive an account statement of holdings as of the end of that calendar year, and (b) the broker, dealer, bank or futures commission merchant for each account on the list has been instructed to send a Compliance Officer such an account statement.

     You shall provide, on a copy of the form attached hereto as Appendix VIII, the following information for each Security or Futures Contract in which you had a Beneficial Ownership interest, as of the end of the previous calendar year, to the extent that the previously referenced account statements have not supplied or will not supply this information to PIMCO:

     1. The title, quantity (e.g. in terms of numbers of shares, units or contracts) and principal amount of each Security or Futures Contract in which you had any Beneficial Ownership interest; and

     2. The name of any broker, dealer, bank or futures commission merchant with which you maintain an account in which any such Securities or Futures Contracts have been held or are held for your benefit.

In addition, you shall also provide, on that same form, Investment Transaction information for the fourth quarter of the calendar year just ended. This information shall be of the type and in the form required for the quarterly reports described above.

     Related Accounts

     The reporting and certification obligations described above also apply to any Related Account (as defined in Appendix I) and to any Investment Transaction in a Related Account.

     It is important for you to recognize that the definitions of "Related Account" and "Beneficial Ownership" in Appendix I may require you to provide, or to arrange for the broker, dealer, bank or futures commission merchant to furnish, copies of reports for any account used by or for a member of your Immediate Family or a trust in which you or a member of your Immediate Family has any vested interest, as well as for any other accounts in which you may have the opportunity, directly or indirectly, to profit or share in the profit derived from any Investment Transaction in that account.

     Exemptions From Reporting

     You need not report Investment Transactions in any account over which neither you nor an Immediate Family Member has or had any direct or indirect influence or control.

     You also need not report Investment Transactions in Exempt Securities (as defined in Appendix I) nor need you furnish, or require a broker, dealer, bank or futures commission merchant to furnish, copies of confirmations or periodic statements for accounts that hold only Exempt Securities. This includes accounts that only hold U.S. Government Securities, money market interests, or shares in open-end mutual funds. This exemption from reporting shall end immediately, however, at such time as there is an Investment Transaction in that account in a Futures Contract or in a Security that is not an Exempt Security.

                       PROHIBITED INVESTMENT TRANSACTIONS

     Initial Public Offerings of Equity Securities

     If you are a Portfolio Employee (as defined in Appendix I), you may not acquire Beneficial Ownership of any equity Security in an Initial Public Offering.

     Private Placements and Initial Public Offering of Debt Securities

     If you are a Portfolio Employee, you may not acquire a Beneficial Ownership interest in any Security through a Private Placement (or subsequently sell it), or acquire a Beneficial Ownership interest in any debt Security in an Initial Public Offering unless you have received the prior written approval of the Chief Executive Officer of PIMCO or of a Compliance Officer listed on Appendix X. Approval will not be given unless a determination is made that the investment opportunity should not be reserved for one or more Advisory Clients, and that the opportunity to invest has not been offered to you by virtue of your position with PIMCO.

     If, after receiving the necessary approval, you have acquired a Beneficial Ownership interest in Securities through a Private Placement, you must DISCLOSE that investment when you play a part in any consideration of any investment by an Advisory Client in the issuer of the Securities, and any decision to make such an investment must be INDEPENDENTLY REVIEWED by a portfolio manager who does not have a Beneficial Ownership interest in any Securities of the issuer.

     PIMCO Advisors L.P.

     You may not engage in any Investment Transaction in interests in PIMCO Advisors L.P. ("PALP"), except in compliance with the Special Trading Procedures applicable to such transactions.2

                                  PRECLEARANCE

     All  Investment  Transactions  in  Securities  and Futures  Contracts  in a
Personal Account or Related Account, or in which you otherwise have or will acquire a Beneficial Ownership interest, must be precleared by a Compliance Officer unless an Investment Transaction, Security or Futures Contract falls into one of the following categories that are identified as "exempt from preclearance."

     Preclearance Procedure

     Preclearance shall be requested by completing and submitting a copy of the preclearance request form attached hereto as Appendix IX to a Compliance Officer. No Investment Transaction subject to preclearance may be effected prior to receipt of written authorization of

- --------------------
2    As indicated in note 1, above,  those  procedures will expire and no longer be effective after AZOA completes its acquisition of a majority interest in PALP.

the transaction by a Compliance Officer. The authorization and the date of authorization will be reflected on the preclearance request form. Unless otherwise specified, that authorization shall be effective, unless revoked, until the earlier of: (a) the close of business on the day the authorization is given, or (b) until you discover that the information on the preclearance request form is no longer accurate.

     The Compliance Officer from whom authorization is sought may undertake such investigation as he or she considers necessary to determine that the Investment Transaction for which preclearance has been sought complies with the terms of this Code and is consistent with the general principles described at the beginning of the Code.

     Before deciding whether to authorize an Investment Transaction in a particular Security or Futures Contract, the Compliance Officer shall determine and consider, based upon the information reported or known to that Compliance Officer, whether within the most recent 15 days: (a) the Security, the Futures Contract or any Related Security is or has been held by an Advisory Client, or
(b) is being or has been considered for purchase by an Advisory Client. The Compliance Officer shall also determine whether there is a pending BUY or SELL order in the same Security or Futures Contract, or in a Related Security, on behalf of an Advisory Client. If such an order exists, authorization of the personal Investment Transaction shall not be given until the Advisory Client's order is executed or withdrawn. This prohibition may be waived by a Compliance Officer if he or she is convinced that: (a) your personal Investment Transaction is necessary, (b) your personal Investment Transaction will not adversely affect the pending order of the Advisory Client, and (c) provision can be made for the Advisory Client trade to take precedence (in terms of price) over your personal Investment Transaction.

     Exemptions From Preclearance

     Preclearance shall NOT be required for the following Investment Transactions, Securities and Futures Contracts. They are exempt only from the Code's preclearance requirement, and, unless otherwise indicated, remain subject to the Code's other requirements, including its reporting requirements.

          Investment Transactions Exempt From Preclearance
          ------------------------------------------------

     Preclearance  shall NOT be  required  for any of the  following  Investment
Transactions:

     1. Any transaction in a Security or Futures Contract in an account that is managed or held by a broker, dealer, bank, futures commission merchant, investment adviser, commodity trading advisor or trustee and over which you do not exercise investment discretion, have notice of transactions prior to execution, or otherwise have any direct or indirect influence or control. There is a presumption that you can influence or control accounts held by members of your Immediate Family sharing the same household. This presumption may be rebutted only by convincing evidence.

     2.   Purchases of Securities under dividend reinvestment plans.

     3. Purchases of Securities by exercise of rights issued to the holders of a class of Securities pro rata, to the extent they are issued with respect to Securities in which you have a Beneficial Ownership interest.

     4. Acquisitions or dispositions of Securities as the result of a stock dividend, stock split, reverse stock split, merger, consolidation, spin-off or other similar corporate distribution or reorganization applicable to all holders of a class of Securities in which you have a Beneficial Ownership interest.

          Securities Exempt From Preclearance
          Regardless Of Transaction Size
          ------------------------------

     Preclearance shall NOT be required for an Investment Transaction in the following Securities or Related Securities, regardless of the size of that transaction:

     1.   All "Exempt  Securities"  defined in Appendix I, i.e. U.S.  Government
          Securities,   shares  in  open-end  mutual  funds,  and  high  quality
          short-term debt instruments.

     2. All closed-end mutual funds (other than PIMCO Commercial Mortgage Securities Trust, Inc.), and rights distributed to shareholders in closed-end mutual funds.

     3.   All options on any index of equity Securities.

     4. All Fixed Income Securities issued by agencies or instrumentalities of, or unconditionally guaranteed by, the Government of the United States.

     5. All options on foreign currencies or baskets of foreign currencies (whether or not traded on an exchange or board of trade).

     6. EXCEPT FOR DESIGNATED EQUITY SECURITIES (as defined in Appendix I and discussed below), all equity Securities or options, warrants or other rights to equity Securities.

          Securities Exempt from Preclearance
          Depending On Transaction Size
          -----------------------------

     Preclearance shall NOT be required for an Investment Transaction in the following Securities or Related Securities if they do not exceed the specified transaction size thresholds (which thresholds may be increased or decreased by PIMCO upon written notification to employees in the future depending on the depth and liquidity of Fixed Income Securities or Tax-Exempt Municipal Bonds market):

     1. Purchases or sales of up to $1,000,000 (in market value or face amount whichever is greater) per calendar month per issuer of Fixed Income Securities issued by a Qualified Foreign Government.

     2. Purchases or sales of the following dollar values (measured in market value or face amount, whichever is greater) of corporate debt Securities, mortgage-backed and other asset-backed Securities, Tax-Exempt Municipal Bonds, taxable state, local and municipal Fixed Income Securities, structured notes and loan participations, and foreign government debt Securities issued by non-qualified foreign governments (hereinafter collectively referred to as "Relevant Debt Securities"):

          a. Purchases or sales of up to $100,000 per calendar month per issuer if the original issue size of any Relevant Debt Security being purchased or sold was less than $50 million;

          b. Purchases or sales of up to $500,000 per calendar month per issuer if the original issue size of any Relevant Debt Security being purchased or sold was at least $50 million but less than $100 million; or

          c. Purchases or sales of up to $1,000,000 per calendar month per issuer if the original issue size of any Relevant Debt Security being purchased or sold was at least $100 million.

     Preclearance of Designated Equity Securities
     --------------------------------------------

     If a Compliance Officer receives notification from a Portfolio Employee that an equity Security or an option, warrant or other right to an equity Security is being considered for purchase or sale by PIMCO on behalf of one of its Advisory Clients, the Compliance Officer will send you an e-mail message or similar transmission notifying you that this equity Security or option, warrant or other right to an equity Security is now a "Designated Equity Security." A current list of Designated Equity Securities (if any) will also be available on the PIMCO intranet site. You must preclear any Investment Transaction in a Designated Equity Security or a Related Security during the period when that designation is in effect.

          Futures Contracts Exempt From Preclearance
          Regardless Of Transaction Size
          ------------------------------

     Preclearance shall NOT be required for an Investment Transaction in the following Futures Contracts, regardless of the size of that transaction (as indicated in Appendix I, for these purposes a "Futures Contract" includes a futures option):

     1.   Currency Futures Contracts.

     2.   U.S. Treasury Futures Contracts.

     3.   Eurodollar Futures Contracts.

     4.   Futures Contracts an any index of equity Securities.

     5. Futures Contracts on physical commodities or indices thereof (e.g. contracts for future delivery of grain, livestock, fiber or metals whether for physical delivery or cash).

     6.   Privately-Traded Contracts.

          Futures Contracts Exempt From Preclearance
          Depending On Transaction Size
          -----------------------------

     Preclearance shall NOT be required for an Investment Transaction in the following Futures Contracts if the total number of contracts purchased or sold during a calendar month does not exceed the specified limitations:

     1. Purchases or sales of up to 50 PUBLICLY-TRADED FUTURES CONTRACTS to acquire Fixed Income Securities issued by a particular Qualified Foreign Government.

     2. Purchases or sales of up to 10 OF EACH OTHER INDIVIDUAL PUBLICLY-TRADED FUTURES CONTRACT if the open market interest for such Futures Contract as reported in The Wall Street Journal on the date of your Investment Transaction (for the previous trading day) is at least 1,000 contracts. Examples of Futures Contracts for which this exemption would be available include a Futures Contract on a foreign government debt Security issued by a non-qualified foreign government as well as a 30-day federal funds Futures Contract.

For purposes of these limitations, a Futures Contract is defined by its expiration month. For example, you need not obtain preclearance to purchase 50 December Futures Contracts on German Government Bonds and 50 March Futures Contracts on German Government Bonds. Similarly, you may roll over 10 September Fed Funds Futures Contracts by selling those 10 contracts and purchasing 10 October Fed Funds Futures Contracts since the contracts being sold and those being purchased have different expiration months. On the other hand, you could not purchase 10 January Fed Funds Future Contracts if the open interest for those contracts was less than 1,000 contracts, even if the total open interest for all Fed Funds Futures Contracts was greater than 1,000 contracts.

          Additional Exemptions From Preclearance
          ---------------------------------------

     The Compliance Committee may exempt other classes of Investment Transactions, Securities or Futures Contracts from the Code's preclearance requirement upon a determination that they do not involve a realistic possibility of violating the general principles described at the beginning of the Code.

          Preclearance Required
          ---------------------

     Given the exemptions described above, preclearance shall be required for Investment Transactions in:

     1.   Designated Equity Securities.

     2. Relevant Debt Securities (as defined under the section "Securities Exempt from Preclearance Depending on Transaction Size, paragraph 2") in excess of the per calendar month per issuer thresholds specified for purchases or sales of those Securities.

     3. More than $1,000,000 per calendar month in debt Securities of a Qualified Foreign Government.

     4. Related Securities that are exchangeable for or convertible into one of the Securities requiring preclearance under (1), (2), or (3) above.

     5. More than 50 Publicly-Traded Futures Contracts per calendar month to acquire Fixed Income Securities issued by a particular Qualified Foreign Government.

     6. More than 10 of any other individual Publicly-Traded Futures Contract or any Publicly-Traded Futures Contract for which the open market interest as reported in The Wall Street Journal on the date of your Investment Transaction (for the previous trading day) is less than 1,000 contracts, unless the Futures Contract is exempt from preclearance regardless of transaction size.

     7. Any other Security or Publicly-Traded Futures Contract that is not within the "exempt" categories listed above.

     8.   PIMCO Commercial Mortgage Securities Trust, Inc.

                           SHORT-TERM TRADING PROFITS

     You may not profit from the purchase and sale, or the sale and purchase, within 60 calendar days, of FIXED INCOME SECURITIES, TAX-EXEMPT MUNICIPAL BONDS OR RELATED SECURITIES. Portfolio Employees may not profit from the purchase and sale, or the sale and purchase, within 60 calendar days, of DESIGNATED EQUITY SECURITIES. Any such short-term trade must be unwound, or if that is not practical, the profits must be contributed to a charitable organization.

     This ban does NOT apply to Investment Transactions in U.S. Government Securities, most equity Securities, mutual fund shares, index options or Futures Contracts. This ban also does not apply to a purchase or sale in connection with one of the four categories of Investment Transactions Exempt From Preclearance described on pages 9-10, above.

     You are considered to profit from a short-term trade if Securities in which you have a Beneficial Ownership interest are sold for more than their purchase price, even though the Securities purchased and the Securities sold are held of record or beneficially by different persons or entities.

                                BLACKOUT PERIODS

     You MAY NOT purchase or sell a Security, a Related Security or a Futures Contract at a time when you intend or know of another's intention to purchase or sell that Security or Futures Contract on behalf of any Advisory Client.

     As noted previously in the description of the Preclearance Process, a Compliance Officer may not preclear an Investment Transaction in a Security or a Futures Contract at a time when there is a pending BUY OR SELL order in the same Security or Futures Contract, or a Related Security, until that order is executed or withdrawn.

     These prohibitions do not apply to Investment Transactions in any Futures Contracts that are exempt from preclearance regardless of transaction size.

                         GIFTS AND SERVICE AS A DIRECTOR

                                      GIFTS

     You MAY NOT accept any investment opportunity, gift, gratuity or other thing of more than nominal value from any person or entity that does business, or desires to do business, with PIMCO directly or on behalf of an Advisory Client (a "Giver"). You MAY, however, accept gifts from a single Giver so long as their aggregate annual value does not exceed $500, and you MAY attend business meals, sporting events and other entertainment events at the expense of a Giver (without regard to their aggregate annual value), so long as the expense is reasonable and both you and the Giver are present.

                              SERVICE AS A DIRECTOR

     If you are an Advisory Employee, you may not serve on the board of directors or other governing board of a publicly traded entity, other than of a Fund for which PIMCO is an advisor or subadvisor, unless you have received the prior written approval of the Chief Executive Officer and the Chief Legal Officer of PIMCO. Approval will not be given unless a determination is made that your service on the board would be consistent with the interests of our Advisory Clients. If you are permitted to serve on the board of a publicly traded entity, you will be ISOLATED from those Advisory Employees who make investment decisions with respect to the Securities of that entity, through a "Chinese Wall" or other procedures.

                                   COMPLIANCE

                                 CERTIFICATIONS

     Upon Receipt Of This Code

     Upon commencement of your employment or the effective date of this Code, whichever occurs later, you shall be required to acknowledge receipt of your copy of this Code by completing and returning a copy of the form attached hereto as Appendix IV. By that acknowledgment, you will also agree:

     1. To read the Code, to make a reasonable effort to understand its provisions, and to ask questions about those provisions you find confusing or difficult to understand.

     2.   To  comply  with the  Code,  including  its  general  principles,  its
          reporting  requirements,   its  preclearance  requirements,   and  its
          provisions regarding gifts and service as a director.

     3. To advise the members of your Immediate Family about the existence of the Code, its applicability to their personal trading activity, and your responsibility to assure that their personal trading activity complies with the Code.

     4. To cooperate fully with any investigation or inquiry by or on behalf of a Compliance Officer to determine your compliance with the provisions of the Code.

In addition, your acknowledgment will recognize that any failure to comply with the Code and to honor the commitments made by your acknowledgment may result in disciplinary action, including dismissal.

     Annual Certificate Of Compliance

     You are required to certify on an annual basis, on a copy of the form attached hereto as Appendix V, that you have complied with each provision of your initial acknowledgment (see above). In particular, your annual certification will require that you certify that you have read and that you understand the Code, that you recognize you are subject to its provisions, that you complied with the requirements of the Code during the year just ended and that you have disclosed, reported, or caused to be reported all Investment Transactions required to be disclosed or reported pursuant to the requirements of the Code.

                              POST-TRADE MONITORING

     The Compliance Officers will review the duplicate broker reports and other information supplied to them concerning your personal Investment Transactions so that they can detect and prevent potential violations of the Code. The Compliance Officers will perform such investigation and make such inquiries as they consider necessary to perform this function. You agree to cooperate with any such investigation and to respond to any such inquiry. You should expect that, as a matter of course, the Compliance Officers will make inquiries regarding any personal Investment Transaction in a Security or Futures Contract that occurs on the same day as a transaction in the same Security or Futures Contract on behalf of an Advisory Client.

                                REMEDIAL ACTIONS

     If you violate this Code, you are subject to remedial actions, which may include, but are not limited to, disgorgement of profits, imposition of a fine, censure, demotion, suspension or dismissal. As part of any sanction, you may be required to reverse an Investment Transaction and to forfeit any profit or to absorb any loss from the transaction.

     The Compliance Committee shall have the ultimate authority to determine whether you have violated the Code and, if so, the remedial actions it considers appropriate. In making its determination, the Compliance Committee shall consider, among other factors, the gravity of your violation, the frequency of your violations, whether any violation caused harm or the potential of harm to any Advisory Client, your efforts to cooperate with their investigation, and your efforts to correct any conduct that led to a violation.

                        REPORTS TO DIRECTORS AND TRUSTEES

     Reports Of Significant Remedial Actions

     The General Counsel of PIMCO Advisors L.P. and the directors or trustees of any affected Fund that is an Advisory Client will be informed on a timely basis of each SIGNIFICANT REMEDIAL ACTION taken in response to a violation of this Code. For this purpose, a significant remedial action will include any action that has a significant financial effect on the violator.

     Reports of Material Changes To The Code

     PIMCO will promptly advise the directors or trustees of any Fund that is an Advisory Client if PIMCO makes any material change to this Code.

     Annual Reports

     PIMCO's management will furnish a written report annually to the General Counsel of PIMCO Advisors L.P. and to the directors or trustees of each Fund that is an Advisory Client. Each report, at a minimum, will:

     1. Describe any significant issues arising under the Code, or under procedures implemented by PIMCO to prevent violations of the Code, since management's last report, including, but not limited to, information about material violations of the Code or those procedures and sanctions imposed in response to material violations; and

     2. Certify that PIMCO has adopted procedures reasonably necessary to prevent Advisory Employees from violating the Code.

                                  RECORDKEEPING

     Beginning on the effective date of this Code, PIMCO will maintain, at its principal place of business, the following records, which shall be available to the Securities and Exchange Commission or any representative of the Commission at any time and from time to time for reasonable periodic, special or other examination:

     1. PIMCO's Chief Compliance Officer shall maintain, in any easily accessible place:

          (a) a copy of PIMCO's current Code and of each predecessor of that Code that was in effect at any time within the previous five (5) years;

          (b) a record of any violation of the Code, and of any action taken as a result of the violation, for at least five (5) years after the end of the fiscal year in which the violation occurred;

          (c) a copy of each report made by an Advisory Employee pursuant to this Code, including any duplicate broker report submitted on behalf of that Advisory Employee, for at least two (2) years after the end of the fiscal year in which that report was made or that information was provided;

          (d) a record of all persons, currently or within the past five (5) years, who are or were required to make reports pursuant to this Code or who are or were responsible for reviewing such reports; and

          (e) a copy of each report to the General Counsel of PIMCO Advisors L.P. or to the directors or trustees of each Fund that is an Advisory Client for at least two (2) years after the end of the fiscal year in which that report was made.

     2.   PIMCO shall also maintain the following additional records:

          (a) a copy of each report made by an Advisory Employee pursuant to this Code, including any duplicate broker report submitted on behalf of that Advisory Employee, for at least five (5) years after the end of the fiscal year in which that report was made or that information was provided;

          (b) a copy of each report to the General Counsel of PIMCO Advisors L.P. or to the directors or trustees of each Fund that is an Advisory Client for at least five (5) years after the end of the fiscal year in which that report was made; and

          (c) a record of any decision, and the reasons supporting the decision, to approve the acquisition by a Portfolio Employee of a Beneficial Ownership interest in any Security in an Initial Public Offering or in a Private Placement for at least five (5) years after the end of the fiscal year in which such approval was granted.

                                   APPENDIX I

                        DEFINITIONS OF CAPITALIZED TERMS

     The following definitions apply to the capitalized terms used in the Code:

ADVISORY EMPLOYEE

     The term "Advisory Employee" means: (1) a director, officer, general partner or employee of PIMCO who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Security or Futures Contract by PIMCO on behalf of an Advisory Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales, or (2) or a natural person in a control relationship to PIMCO, or an employee of any company in a control relationship to PIMCO, who: (a) makes, participates in, or obtains information regarding the purchase or sale of a Security by a Fund that is an Advisory Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales, or (b) obtains information concerning recommendations to a Fund with regard to the purchase or sale of a Security by the Fund.

BENEFICIAL OWNERSHIP

     As a GENERAL MATTER, you are considered to have a "Beneficial Ownership" interest in a Security or a Futures Contract if you have the opportunity, directly or indirectly, to profit or share in any profit derived from an Investment Transaction in that Security or Futures Contract. YOU ARE PRESUMED TO HAVE A BENEFICIAL OWNERSHIP INTEREST IN ANY SECURITY OR FUTURES CONTRACT HELD, INDIVIDUALLY OR JOINTLY, BY YOU OR A MEMBER OF YOUR IMMEDIATE FAMILY (AS DEFINED BELOW). In addition, unless specifically excepted by a Compliance Officer based on a showing that your interest in a Security or Futures Contract is sufficiently attenuated to avoid the possibility of conflict, you will be considered to have a Beneficial Ownership interest in a Security or Futures Contract held by: (1) a JOINT ACCOUNT to which you are a party, (2) a PARTNERSHIP in which you are a general partner, (3) a LIMITED LIABILITY COMPANY in which you are a manager-member, or (4) a TRUST in which you or a member of your Immediate Family has a vested interest.

     As a TECHNICAL MATTER, the term "Beneficial Ownership" for purposes of this Code shall be interpreted in the same manner as it would be under SEC Rule 16a-1(a)(2) (17 C.F.R. ss.240.16a-1(a)(2)) in determining whether a person has a beneficial ownership interest in a Security for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

DESIGNATED EQUITY SECURITY

     The term "Designated Equity Security" shall mean any equity Security, option, warrant or other right to an equity Security designated as such by a Compliance Officer, after receiving notification from a Portfolio Employee that said Security is being considered for purchase or sale by PIMCO on behalf of one of its Advisory Clients.

EXEMPT SECURITY

     The term "Exempt  Security" shall mean any Security not included within the
definition  of  Covered   Security  in  SEC  Rule  17j-l(a)(4)  (17  C.F.R.  ss.
17j-1(a)(4)), including:

     1.   Direct obligations of the Government of the United States;

     2.   Shares issued by open-end Funds; and

     3. Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements. For these purposes, a "high quality short-term debt instrument" means any instrument having a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization.

FIXED INCOME SECURITY

     For purposes of this Code, the term "Fixed Income Security" shall mean a fixed income Security issued by an agency or instrumentality of, or unconditionally guaranteed by, the Government of the United States, a corporate debt Security, a mortgage-backed or other asset-backed Security, a taxable fixed income Security issued by a state or local government or a political subdivision thereof, a structured note or loan participation, a foreign government debt Security, or a debt Security of an international agency or a supranational agency. For purposes of this Code, the term "Fixed Income Security" shall not be interpreted to include a U.S. Government Security or any other Exempt Security (as defined above) nor shall it be interpreted to include a Tax-Exempt Municipal Bond (as defined below).

FUND

     The term "Fund" means an investment company registered under the Investment Company Act.

FUTURES CONTRACT

     The term "Futures Contract" includes (a) a futures contract and an option on a futures contract traded on a United States or foreign board of trade, such as the Chicago Board of Trade, the Chicago Mercantile Exchange, the London International Financial Futures Exchange or the New York Mercantile Exchange (a "Publicly-Traded Futures Contract"), as well as (b) a forward contract, a swap, a cap, a collar, a floor and an over-the-counter option (other than an option on a foreign currency, an option on a basket of currencies, an option on a Security or an option on an index of Securities) (a "Privately-Traded Contract"). Consult with a Compliance Officer prior to entering into a transaction in case of any doubt. For purposes of this definition, a Publicly-Traded Futures Contract is defined by its expiration month, i.e. a Publicly-Traded Futures Contract on a U.S. Treasury Bond that expires in June is treated as a separate Publicly-Traded Futures Contract, when compared to a Publicly-Traded Futures Contract on a U.S. Treasury Bond that expires in July.

IMMEDIATE FAMILY

     The term "Immediate Family" means any of the following persons who RESIDE IN YOUR HOUSEHOLD OR DEPEND ON YOU FOR BASIC LIVING SUPPORT: your spouse, any child, stepchild, grandchild, parent, stepparent, grandparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including any adoptive relationships.

INITIAL PUBLIC OFFERING

     The term "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933 (15 U.S.C. ss. 77a), the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78m or ss. 78o(d)).

INVESTMENT TRANSACTION

     For purposes of this Code, the term "Investment Transaction" means any transaction in a Security or Futures Contract in which you have, or by reason of the transaction will acquire, a Beneficial Ownership interest, and includes, among other things, the writing of an option to purchase or sell a Security.

PERSONAL ACCOUNT

     The term "Personal Account" means the following accounts that hold or are likely to hold a Security (as defined below) or a Futures Contract (as defined above) in which you have a Beneficial Ownership interest: any account in your individual name; any joint or tenant-in-common account in which you have an interest or are a participant; any account for which you act as trustee, executor, or custodian; any account over which you have investment discretion or otherwise can exercise control (other than non-related clients' accounts over which you have investment discretion), including the accounts of entities controlled directly or indirectly by you; and any other account in which you have a Beneficial Ownership interest (other than such accounts over which you have no investment discretion and cannot otherwise exercise control).

PORTFOLIO EMPLOYEE

     The term "Portfolio Employee" means: (1) a portfolio manager or any employee of PIMCO (or of any company in a control relationship with PIMCO) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by a Fund, or (2) any natural person who controls PIMCO and who obtains information concerning recommendations made to a Fund that is an Advisory Client regarding the purchase or sale of Securities by the Fund. For these purposes, "control" has the same meaning as in Section 2(a)(9) of the Investment Company Act (15 U.S.C. ss. 80a-2(a)(9)).

PRIVATE PLACEMENT

     The term "Private Placement" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or
Section 4(6) (15 U.S.C. ss. 77d(2) or ss. 77d(6)) or pursuant to SEC Rules 504, 505 or 506 (17 C.F.R. ss.ss. 230.504, 230.505, or 230.506) under the Securities
Act of 1933.

QUALIFIED FOREIGN GOVERNMENT

     The term "Qualified Foreign Government" means a national government of a developed foreign country with outstanding Fixed Income Securities in excess of fifty billion dollars. A list of Qualified Foreign Governments will be prepared as of the last business day of each calendar quarter, will be available from the Chief Compliance Officer, and will be effective for the following calendar quarter.

RELATED ACCOUNT

     The term  "Related  Account"  means  any  account,  other  than a  Personal
Account, that holds a Security or Futures Contract in which you have a Beneficial Ownership interest.

RELATED SECURITY

     The term "Related Security" shall mean any option to purchase or sell, and any Security convertible into or exchangeable for, a Security that is or has been held by PIMCO on behalf of one of its Advisory Clients or any Security that is being or has been considered for purchase by PIMCO on behalf of one of its Advisory Clients.

SECURITY

     As a GENERAL MATTER, the term "Security" shall mean any stock, note, bond, debenture or other evidence of indebtedness (including any loan participation or assignment), limited partnership interest or investment contract OTHER THAN AN EXEMPT SECURITY (as defined above). The term "Security" includes an option on a Security, on an index of Securities, on a currency or on a basket of currencies, including such an option traded on the Chicago Board of Options Exchange or on the New York, American, Pacific or Philadelphia Stock Exchanges, as well as such an option traded in the over-the-counter market. The term "Security" shall not include a Futures Contract or a physical commodity (such as foreign exchange or a precious metal).

     As a TECHNICAL MATTER, the term "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act of 1940 (15 U.S.C. ss. 80a-2(a)(36)), which defines a Security to mean:

     Any note, stock, treasury stock, bond debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate of subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, warrant or right to subscribe to or purchase, any of the foregoing, except that the term "Security" shall not include any Security that is an Exempt Security (as defined above), a Futures Contract or a physical commodity (such as foreign exchange or precious metal).

TAX-EXEMPT MUNICIPAL BOND

     The term "Tax-Exempt Municipal Bond" shall mean any Fixed Income Security exempt from federal income tax that is issued by a state or local government or a political subdivision thereof.

                                   APPENDIX II

                      INSIDER TRADING POLICY AND PROCEDURES
                               PIMCO ADVISORS L.P.

                           Effective as of May 1, 1996

SECTION I.  POLICY STATEMENT ON INSIDER TRADING.

A.   POLICY STATEMENT ON INSIDER TRADING.

     PIMCO  ADVISORS  L.P.  ("PALP"),  ITS  AFFILIATED  SUBPARTNERSHIPS,   PIMCO
PARTNERS, G.P. ("PIMCO GP") AND PIMCO FUNDS DISTRIBUTORS LLC ("PFD") (collectively the "Company" or "PIMCO Advisors") FORBID ANY OF THEIR OFFICERS, DIRECTORS OR EMPLOYEES FROM TRADING, EITHER PERSONALLY OR ON BEHALF OF OTHERS (such as, mutual funds and private accounts managed by PALP or its affiliated Subpartnerships), ON THE BASIS OF MATERIAL, NON-PUBLIC INFORMATION OR COMMUNICATING MATERIAL, NON-PUBLIC INFORMATION TO OTHERS IN VIOLATION OF THE LAW. THIS CONDUCT IS FREQUENTLY REFERRED TO AS "INSIDER TRADING."

     The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material, non-public information to trade in securities or to communications of material, non-public information to others in breach of a fiduciary duty.

     While the law concerning insider trading is not static, it is generally understood that the law prohibits:

     (1) trading by an insider, while in possession of material, non-public information; or

     (2) trading by a non-insider, while in possession of material, non-public information, where the information was disclosed to the non-insider in violation of an insider's duty to keep it confidential; or

     (3) communicating material, non-public information to others in breach of a fiduciary duty.

     This communication applies to every such officer, director and employee and extends to activities within and outside their duties at PIMCO Advisors. Every officer, director and employee must read and retain this policy statement. Any questions regarding this policy statement and the related procedures set forth herein should be referred to a Compliance Officer of PALP or the applicable subpartnership.

     The remainder of this memorandum discusses in detail the elements of insider trading, the penalties for such unlawful conduct and the procedures adopted by the Company to implement its policy against insider trading.

1.   TO WHOM DOES THIS POLICY APPLY?
     -------------------------------

     This Policy applies to all employees, officers and directors (direct or indirect) of the Company ("Covered Persons"), as well as to any transactions in any securities participated by family members, trusts or corporations controlled by such persons. In particular, this Policy applies to securities transactions by:

     o    the Covered Person's spouse;
     o    the Covered Person's minor children;
     o    any other relative living in the Covered Person's household;
     o a trust in which the Covered Person has a beneficial interest, unless such person has no direct or indirect control over the trust;
     o    a trust as to which the Covered Person is a trustee;
     o    a revocable trust as to which the Covered Person is a settlor;
     o a corporation of which the Covered Person is an officer, director or 10% or greater stockholder; or
     o a partnership of which the Covered Person is a partner (including most investment clubs), unless the Covered Person has no direct or indirect control over the partnership.

2.   WHAT IS MATERIAL INFORMATION?
     -----------------------------

     Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities.

     Although there is no precise, generally accepted definition of materiality, information is likely to be "material" if it relates to significant changes affecting such matters as:

     dividend or earnings expectations;
     write-downs or write-offs of assets;
     additions to reserves for bad debts or contingent liabilities;
     expansion or curtailment of company or major division operations;
     proposals or agreements involving a joint venture, merger, acquisition, divestiture, or leveraged buy-out;
     new products or services;
     exploratory, discovery or research developments;
     criminal indictments, civil litigation or government investigations; disputes with major suppliers or customers or significant changes in the relationships with such parties;

     labor disputes including strikes or lockouts;
     substantial changes in accounting methods;
     major litigation developments;
     major personnel changes;
     debt service or liquidity problems;
     bankruptcy or insolvency;
     extraordinary management developments;
     public offerings or private sales of debt or equity securities; calls, redemptions or purchases of a company's own stock;
     issuer tender offers; or
     recapitalizations.

     Information provided by a company could be material because of its expected effect on a particular class of the company's securities, all of the company's securities, the securities of another company, or the securities of several companies. Moreover, the resulting prohibition against the misuses of "material" information reaches all types of securities (whether stock or other equity interests, corporate debt, government or municipal obligations, or commercial paper) as well as any option related to that security (such as a put, call or index security).

     Material information does not have to relate to a company's business. For example, in CARPENTER V. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a reporter for THE WALL STREET JOURNAL was found criminally liable for disclosing to others the dates that reports on various companies would appear in the JOURNAL and whether those reports would be favorable or not.

3.   WHAT IS NON-PUBLIC INFORMATION?
     -------------------------------

     In order for issues concerning insider trading to arise, information must not only be "material," it must be "NON-PUBLIC." "Non-public" information is information which has not been made available to investors generally. Information received in circumstances indicating that it is not yet in general circulation or where the recipient knows or should know that the information could only have been provided by an "insider" is also deemed "non-public" information.

     At such time as material, non-public information has been effectively distributed to the investing public, it is no longer subject to insider trading restrictions. However, for "non-public" information to become public information, it must be disseminated through recognized channels of distribution designed to reach the securities marketplace.

     To show that "material" information is public, you should be able to point to some fact verifying that the information has become generally available, for example, disclosure in a national business and financial wire service (Dow Jones or Reuters), a national news service (AP or UPI), a national newspaper (THE WALL STREET JOURNAL or THE NEW YORK TIMES), or a publicly disseminated disclosure document (a proxy statement or prospectus). The circulation of rumors or "talk on the street," even if accurate, widespread and reported in the media, does not constitute the requisite public disclosure. The information must not only be publicly disclosed, there must also be adequate time for the market as a whole to digest the information. Although timing may vary depending upon the circumstances, a good rule of thumb is that information is considered non-public until the third business day after public disclosure.

     Material, non-public information is not made public by selective dissemination. Material information improperly disclosed only to institutional investors or to a fund analyst or a favored group of analysts retains its status as "non-public" information which must not be disclosed or otherwise misused. Similarly, partial disclosure does not constitute public dissemination. So long as any material component of the "inside" information possessed by the Company has yet to be publicly disclosed, the information is deemed "non-public" and may not be misused.

     INFORMATION PROVIDED IN CONFIDENCE. Occasionally, one or more directors, officers, or employees of companies in PIMCO Advisors may become temporary "insiders" because of a fiduciary or commercial relationship. For example, personnel at PALP or a subpartnership may become insiders when an external source, such as a company whose securities are held by one or more of the accounts managed by PALP or a subpartnership, entrusts material, non-public information to the Company portfolio managers or analysts with the expectation that the information will remain confidential.

     As an "insider," the Company has a fiduciary responsibility not to breach the trust of the party that has communicated the "material, non-public" information by misusing that information. This fiduciary duty arises because the Company has entered or has been invited to enter into a commercial relationship with the client or prospective client and has been given access to confidential information solely for the corporate purposes of that client or prospective client. This obligation remains whether or not the Company ultimately participates in the transaction.

     INFORMATION DISCLOSED IN BREACH OF A DUTY. Analysts and portfolio managers at PIMCO Advisors must be especially wary of "material, non-public" information disclosed in breach of a corporate insider's fiduciary duty. Even where there is no expectation of confidentiality, a person may become an "insider" upon receiving material, non-public information in circumstances where a person knows, or should know, that a corporate insider is disclosing information in breach of the fiduciary duty he or she owes the corporation and its shareholders. Whether the disclosure is an improper "tip" that renders the recipient a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure. In the context of an improper disclosure by a corporate insider, the requisite "personal benefit" may not be limited to a present or future monetary gain. Rather, a prohibited personal benefit could include a reputational benefit, an expectation of a QUID PRO QUO from the recipient or the recipient's employer by a gift of the "inside" information.

     A person may, depending on the circumstances, also become an "insider" or "tippee" when he or she obtains apparently material, non-public information by happenstance, including information derived from social situations, business gatherings, overheard conversations, misplaced documents, and "tips" from insiders or other third parties.

4.   IDENTIFYING MATERIAL INFORMATION?
     ---------------------------------

     Before trading for yourself or others, including investment companies or private accounts managed by PALP or its affiliated Subpartnerships, in the securities of a company about which you may have potential material, non-public information, ask yourself the following questions:

     i. Is this information that an investor could consider important in making his or her investment decisions? Is this information that could substantially affect the market price of the securities if generally disclosed?

     ii. To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation.

     Given the potentially severe regulatory, civil and criminal sanctions to which you and PIMCO Advisors and its personnel could be subject, any director, officer and employee uncertain as to whether the information he or she possesses is "material, non-public" information should immediately take the following steps:

     i. Report the matter immediately to a Compliance Officer or the Chief Executive Officer of PALP;

     ii. Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by PALP or the applicable affiliated subpartnership; and

     iii. Do not communicate the information inside or outside the Company, other than to a Compliance Officer or the Chief Executive Officer of PALP.

     After a Compliance Officer or the Chief Executive Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication or will be allowed to trade and communicate the information.

5.   PENALTIES FOR INSIDER TRADING.
     ------------------------------

     Penalties for trading on or communicating material, non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

     civil injunctions
     treble damages
     disgorgement of profits
     jail sentences
     fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can be expected to result in serious sanctions by PIMCO Advisors, including dismissal of the persons involved.

SECTION II. PROCEDURES TO IMPLEMENT PIMCO ADVISORS' POLICY.

A.   PROCEDURES TO IMPLEMENT THE POLICY AGAINST INSIDER TRADING.

     The following procedures have been established to aid the officers, directors and employees of PIMCO Advisors in avoiding insider trading, and to aid the Company in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of PIMCO Advisors must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties.

TRADING RESTRICTIONS AND REPORTING REQUIREMENTS
- -----------------------------------------------

1. No employee, officer or director of the Company who possesses material, non-public information relating to the Company or any of its affiliates or subsidiaries, may buy or sell any securities of the Company or engage in any other action to take advantage of, or pass on to others, such material, non-public information.

2. No employee, officer or director of the Company who obtains material, non-public information which relates to any other company or entity in circumstances in which such person is deemed to be an insider or is otherwise subject to restrictions under the federal securities laws may buy or sell securities of that company or otherwise take advantage of, or pass on to others, such material, non-public information.

3. No employee, officer or director of the Company shall engage in a securities transaction with respect to the securities of PIMCO Advisors, except in accordance with the specific procedures published from time to time by the company.

4. Each employee, officer or director of the Company shall submit reports of every securities transaction involving securities of PIMCO Advisors to a Compliance Officer in accordance with the terms of the Company's Code of Ethics as they relate to any other securities transaction.

5. No Employee (as such term is defined in the applicable Code of Ethics) shall engage in a securities transaction with respect to any securities of any other company, except in accordance with the specific procedures set forth in the Company's Code of Ethics.

6. Employees shall submit reports concerning each securities transaction in accordance with the terms of the Code of Ethics and verify their personal ownership of securities in accordance with the procedures set forth in the Code of Ethics.

7. Because even inadvertent disclosure of material, non-public information to others can lead to significant legal difficulties, officers, directors and employees of the Company should not discuss any potentially material, non-public information concerning the Company or other companies, including other officers, employees and directors, except as specifically required in the performance of their duties.

B.   CHINESE WALL PROCEDURES.

     The Insider Trading and Securities Fraud Enforcement Act requires the establishment and strict enforcement of procedures reasonably designed to prevent the misuse of "inside" information.1 Accordingly, you should not discuss material, non-public information about the Company or other companies with anyone, including other employees, except as required in the performance of your regular duties. In addition, care should be taken so that such information is secure. For example, files containing material, non-public information should be sealed; access to computer files containing material, non-public information should be restricted.

C.   RESOLVING ISSUES CONCERNING INSIDER TRADING.

     The federal securities laws, including the laws governing insider trading, are complex. If you have any doubts or questions as to the materiality or non-public nature of information in your possession or as to any of the applicability or interpretation of any of the foregoing procedures or as to the propriety of any action, you should contact a Compliance Officer. Until advised to the contrary by a Compliance Officer, you should presume that the information is material and non-public and you should NOT trade in the securities or disclose this information to anyone.

- --------------------
1 The antifraud provisions of United States securities laws reach insider trading or tipping activity worldwide which defrauds domestic securities markets. In addition, the Insider Trading and Securities Fraud Enforcement Act specifically authorizes the SEC to conduct investigations at the request of foreign governments, without regard to whether the conduct violates United States law.

                                  APPENDIX III

                               PIMCO ADVISORS L.P.

                   POLICY REGARDING SPECIAL TRADING PROCEDURES
                      FOR SECURITIES OF PIMCO ADVISORS L.P.

                           Effective as of May 1, 1996

INTRODUCTION
- ------------

     PIMCO  Advisors  L.P.  (as defined  below) has  adopted an Insider  Trading
Policy and Procedures applicable to all personnel which prohibits insider trading in any securities, and prohibits all employees from improperly using or disclosing material, non-public information, a copy of which has been supplied to you.

     For the purposes of this memorandum, the term the "Company" shall include PIMCO Advisors L.P. ("PALP"), PIMCO Partners, G.P. ("PIMCO GP"), PIMCO Funds Distributors LLC ("PFD") and any entity in relation to which PALP acts as a general partner or owns 50% or more of one the issued and outstanding stock.

PERSONS TO WHOM THIS SPECIAL TRADING POLICY APPLIES
- ---------------------------------------------------

     This Policy applies to all employees of the Company and, in the case of PALP, the inside members of the Operating Board and the Equity Board ("Covered Persons"), as well as to any transactions in securities participated in by family members, trusts or corporations controlled by a Covered Person. In particular, this Policy applies to securities transactions by:

a.   the Covered Person's spouse;
b.   the Covered Person's minor children;
c.   any other relatives living in the Covered Person's household;
d. a trust in which the Covered Person has a beneficial interest, unless such Covered Person has no direct or indirect control over the trust;
e.   a trust as to which the Covered Person is a trustee;
f.   a revocable trust as to which the Covered Person is a settlor;
g. a corporation of which the Covered Person is an officer, director or 10% or greater stockholder; or
h. a partnership of which the Covered Person is a partner (including most investment clubs), unless the Covered Person has no direct or indirect control over the partnership.

     The family members, trust and corporations listed above are hereinafter referred to as "Related persons."

SECURITIES TO WHICH THIS SPECIAL TRADING POLICY APPLIES
- -------------------------------------------------------

     Unless stated otherwise, the following Special Trading Procedures apply to all transactions by Covered Persons and their Related Persons involving any class or series of units of limited partner interest of PALP or other securities of PALP, including options and other derivative securities (such as a put, call or index security) in relation to such securities (the "PALP Securities").

SPECIAL TRADING PROCEDURES RELATING TO SECURITIES OF PIMCO ADVISORS L.P.
- ------------------------------------------------------------------------

1.   TRADING WINDOWS

     There are times when the Company may be engaged in a material non-public development or transaction. Even if you are not aware of this development or transaction, if you trade PALP's Securities before such development or transaction is disclosed to the public, you might expose yourself and the Company to a charge of insider trading that could be costly and difficult to refute. In addition, such a trade by you could result in adverse publicity to you or the company.

     Therefore,  the following rule shall apply:  each Covered Person and all of
     ---------------------------------------------------------------------------
such person's  Related Persons may only purchase or sell PALP Securities  during
- ------------------------------------------------------------------------------
four "trading windows" that occur each year. The four trading windows consist of
- ------------------------------------------------------------------------------
the  months of  February,  May,  August  and  November.  TRADING ON THE BASIS OF
- ------------------------------------------------------------------------------
MATERIAL NON-PUBLIC INFORMATION OR COMMUNICATING MATERIAL NON-PUBLIC INFORMATION
- ------------------------------------------------------------------------------
TO OTHERS AT ANY TIME,  INCLUDING IN A TRADING WINDOW, IS A VIOLATION OF THE LAW
- ------------------------------------------------------------------------------
AND A VIOLATION OF THIS POLICY.
- -------------------------------

     In accordance with the procedure for waivers described below, in special circumstances a waiver may be given to allow a trade to occur outside of a trading window.

     Employees of PALP should be aware that there are potential tax consequences for such employees resulting from the ownership of PALP Securities. Each such employee contemplating purchasing PALP Securities should discuss the matter with such employee's tax advisor.

     The exercise of options to purchase PALP Securities for cash are not Covered to the procedures outlined above, but the securities so acquired may not be sold except during a trading window and after all other requirements of this policy have been satisfied.

2.   POST-TRADE REPORTING

     All Covered Persons shall submit to a Compliance Officer a report of every securities transaction in PALP Securities in which they and any of their Related Persons have participated as soon as practicable following the transaction and in any event not later than the fifth day after the end of the month in which the transaction occurred. The report shall include: (1) the date of the transaction and the title and number of shares or principal amount of each security involved; (2) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition); (3) the price at which the transaction was effected; and (4) the name of the broker/dealer with or through whom the transaction was effected. In addition, on an annual basis, each Covered Person must confirm the amount of PALP Securities which such person and his her Related Persons beneficially own.

     Each Covered Person (and not the Company) is personally responsible for insuring that his or her transactions comply fully with any and all applicable securities laws, including, but not limited to, the restrictions imposed under
Section 16(b) of the Securities and Exchange Act of 1934 and Rule 144 under the Securities Act of 1933.

3.   RESOLVING ISSUES CONCERNING INSIDER TRADING

     If you have any doubts or questions as to whether information is material or non-public, or as to the applicability or interpretation of any of the foregoing procedures, or as to the propriety of any action, you should contact a Compliance Officer before trading or communicating the information to anyone. Until these doubts or questions are satisfactorily resolved, you should presume that the information is material and non-public and you should NOT trade in the securities or communicate this information to anyone.

4.   MODIFICATIONS AND WAIVERS

     The Company reserves the right to amend or modify this policy statement at any time. Waiver of any provision of this policy statement in a specific instance may be authorized in writing by a Compliance Officer and either the Chief Executive Officer of PALP or any member of the Operating Committee of PALP, and any such waiver shall be reported to the Equity and Operating Boards of PALP at the next regularly scheduled meeting of each.

                                   APPENDIX IV

                            ACKNOWLEDGMENT OF RECEIPT

                                     OF THE
                                 CODE OF ETHICS
                                     AND THE
                    INSIDER TRADING POLICY AND PROCEDURES OF

                      PACIFIC INVESTMENT MANAGEMENT COMPANY

     I hereby certify that I have received the attached Code of Ethics and Insider Trading Policy and Procedures. I hereby agree to read the Code, to make a reasonable effort to understand its provisions and to ask questions about those provisions I find confusing or difficult to understand. I also agree to comply with the Code, including its general principles, its reporting requirements, its preclearance requirements, and its provisions regarding gifts and service as a director. I also agree to advise members of my Immediate Family about the existence of the Code of Ethics, its applicability to their personal trading activity, and my responsibility to assure that their personal trading activity complies with the Code of Ethics. Finally, I agree to cooperate fully with any investigation or inquiry by or on behalf of a Compliance Officer to determine my compliance with the provisions of the Code. I recognize that any failure to comply in all aspects with the Code and to honor the commitments made by this acknowledgment may result in disciplinary action, including dismissal.


Date: ____________________________      ________________________________________
                                        Signature

                                        ________________________________________
                                        Print Name

=================================================================

  	              SIGNATURES

=================================================================

Pursuant to the requirements of the Securities
Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 29th day of July, 2004.

		MANAGERS TRUST I
		BY:  /s/ Donald S. Rumery
		-------------------------
 		Donald S. Rumery
 		Treasurer


Pursuant to the requirements of the Securities
Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature			Title			Date
---------			-----			----

	*
--------------------
Jack W. Aber			Trustee			July 29, 2004


	*
--------------------
William E. Chapman, II		Trustee			July 29, 2004


	*
--------------------
Edward J. Kaier			Trustee			July 29, 2004


	*
--------------------
Steven J. Paggioli		Trustee			July 29, 2004


	*
--------------------
Eric Rakowski			Trustee			July 29, 2004


	*
--------------------
Thomas R. Schneeweis		Trustee			July 29, 2004

	*
--------------------
Peter M. Lebovitz	President and Trustee
		    (Principal Executive Officer)	July 29, 2004

	*
--------------------
Galan G. Daukas		Chief Financial Officer
		    (Principal Financial Officer)   	July 29, 2004


/s/ Donald S. Rumery
--------------------
Donald S. Rumery	Treasurer and Secretary
		   (Principal Accounting Officer)	July 29, 2004




/s/ Donald S. Rumery
-----------------------------
*By Donald S. Rumery pursuant
  to Power of Attorney